UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07140

Van Kampen Series Funds, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York			10020
(Address of principal executive offices)			(Zip code)

Ronald Robison
1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	6/30

Date of reporting period:	6/30/06

Item 1.  Reports to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

June 30, 2006

MUTUAL FUNDS

Van Kampen

American Value Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen American Value Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2006.

This piece must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/06

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Russell Midcap Value Index from 6/30/96 through 6/30/06. Class A shares, adjusted for sales charges.

	A Shares since 10/18/93		B Shares since 8/01/95		C Shares since 10/18/93		I Shares since 2/07/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	10.80%	10.29%	10.38%	10.38%	10.01%	10.01%	2.01%
10-year	10.66	10.01	9.99	9.99	9.90	9.90	—
5-year	7.89	6.62	7.26	7.04	7.21	7.21	—
1-year	14.25	7.68	14.39	9.39	13.39	12.39	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since-inception and 10-year return for Class B shares reflects its conversion into Class A shares seven years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined 12b-1 fees and service fees.The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2006

Market Conditions

For most of the 12-month reporting period, conditions were supportive of stock investing. Moderate economic growth, healthy corporate profits, and tame inflation fuelled stocks' advance. Although the high costs of energy and rising interest rates continued to challenge investors, especially after the devastating 2005 Gulf Coast hurricane season, the economy and markets demonstrated surprising resiliency. However, robust economic growth in the first quarter of 2006 coupled with rising prices for energy and material commodities stoked anxiety about inflation. At the same time, housing and consumer spending trends began to weaken, evidence that the economy was beginning to slow. Investors began to question whether the Federal Open Market Committee (the "Fed") would be able to effectively implement its interest rate increases to contain inflation without causing an economic recession. Volatility returned to the market as this uncertainty grew, particularly in the months of May and June when the Fed raised the federal funds target rate two more times and left the door open for future increases. Nonetheless, for the period overall, all sectors in the fund's mid-cap value stock universe (as represented by the Russell Midcap® Value Index) registered positive performance.

Performance Analysis

The fund returned 14.25 percent for the 12 months ended June 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Russell Midcap Value Index, returned 14.25 percent for the period.

Total return for the 12-month period ended June 30, 2006

Class A	Class B	Class C	Russell Midcap® Value Index
14.25%	14.39%	13.39%	14.25%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

All of the fund's sectors produced positive absolute returns during the period, except technology. Relative to the Russell Midcap Value Index, the fund's industrials, financials, and utilities sectors were notable positive contributors. The industrials sector added most to the fund's return due to our selections in the capital goods and engineering and construction industries. Within the financials sector, the fund was well positioned. An overweight in diversified financial companies, whose capital markets and investment banking exposure led to strong

2

gains, and an underweight in banks, whose profit margins suffered in a rising interest rate environment, proved advantageous. A significantly underweighted position in the utilities sector helped shield the fund from the sector's flagging performance in the broad market. Investors began to rotate out of utilities stocks to seek better yields from fixed income investments, which appeared more attractive in the rising interest rate environment.

Offsetting these gains, however, were negative influences from the technology, consumer staples, and basic materials sectors. In the technology sector, a combination of an underweighted position and weak stock selection dampened the fund's relative performance. Here, the fund's exposure to the software and services industry was particularly disadvantageous, as was a lack of exposure to the semiconductor industry (which performed very well in the broad market during the period). Stock selection in the consumer staples area, especially in food staples, detracted from relative results. Another source of negative relative returns was the basic materials sector, as the fund's holdings did not keep pace with the stronger performing stocks in the benchmark sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

3

Top Ten Holdings as of 6/30/06
International Flavors & Fragrances, Inc.	3.8%
Applera Corp.	3.7
PMI Group, Inc.	3.2
Southwest Airlines Co.	2.8
ACE, Ltd.	2.6
ConAgra Foods, Inc.	2.6
Cognos, Inc.	2.6
Hess Corp.	2.5
Diebold, Inc.	2.5
Hudson City Bancorp, Inc.	2.5
Summary of Investments by Industry Classifications as of 6/30/06
Specialty Chemicals	7.3%
Investment Banking & Brokerage	6.5
Thrifts & Mortgage Finance	5.7
Asset Management & Custody Banks	5.2
Packaged Foods & Meats	4.4
Biotechnology	3.7
Pharmaceuticals	3.1
Airlines	2.8
Property & Casualty Insurance	2.6
Application Software	2.6
Integrated Oil & Gas	2.5
Computer Hardware	2.5
Tobacco	2.4
Household Appliances	2.3
Human Resource & Employment Services	2.3
Mortgage REIT's	2.3
Insurance	2.2
Paper Packaging	2.1
Integrated Telecommunication Services	2.1
Housewares & Specialties	2.1
Semiconductors	2.1
Aerospace & Defense	2.0
Specialty Stores	2.0
Advertising	2.0
Multi-Utilities	1.9
Independent Power Producers & Energy Traders	1.8
Specialized Consumer Services	1.8
General Merchandise Stores	1.5
Oil & Gas Equipment & Services	1.5

(continued on next page)

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Summary of Investments by Industry Classifications as of 6/30/06

(continued from previous page)

Restaurants	1.4
Personal Products	1.3
Health Care Facilities	1.1
Life & Health Insurance	1.0
Communications Equipment	0.9
Investment Company	0.9
Industrial Conglomerates	0.8
Total Long-Term Investments	90.8%
Short-Term Investments	10.4
Liabilities in Excess of Other Assets	–1.2
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/06	6/30/06	1/1/06-6/30/06
Class A
Actual	$1,000.00	$1,044.79	$6.49
Hypothetical (5% annual return before expenses)	1,000.00	1,018.39	6.41
Class B
Actual	1,000.00	1,048.27	3.45
Hypothetical (5% annual return before expenses)	1,000.00	1,021.39	3.41
Class C
Actual	1,000.00	1,040.98	10.17
Hypothetical (5% annual return before expenses)	1,000.00	1,014.79	10.04
Class I
Actual	1,000.00	1,020.06	4.19
Hypothetical (5% annual return before expenses)	1,000.00	1,015.39	4.18

*  Expenses are equal to the Fund's annualized expense ratio of 1.28%, 0.68%, 2.01% and 1.06% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for Class I Shares "Actual" information which reflects the period from Commencement of Operations through June 30, 2006.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

On May 22, 2006, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors

9

control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other

10

things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

11

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2006

Description	Shares	Value
Common Stocks 89.9%
Advertising 2.0%
Valassis Communications, Inc. (a)	446,970	$10,544,022
Aerospace & Defense 2.0%
Goodrich Corp.	266,090	10,720,766
Airlines 2.8%
Southwest Airlines Co.	910,070	14,897,846
Application Software 2.6%
Cognos, Inc. (Canada) (a)	485,510	13,812,759
Asset Management & Custody Banks 5.2%
Amvescap Plc-ADR (United Kingdom)	522,450	9,660,100
Investors Financial Services Corp.	132,060	5,929,494
Northern Trust Corp.	215,720	11,929,316
		27,518,910
Biotechnology 3.7%
Applera Corp.	601,810	19,468,553
Communications Equipment 0.9%
Extreme Networks, Inc. (a)	1,174,330	4,885,213
Computer Hardware 2.5%
Diebold, Inc.	328,140	13,329,047
General Merchandise Stores 1.5%
Dollar General Corp.	570,340	7,973,353
Health Care Facilities 1.1%
Tenet Healthcare Corp. (a)	863,540	6,027,509
Household Appliances 2.3%
Snap-On, Inc.	304,430	12,305,060
Housewares & Specialties 2.1%
Newell Rubbermaid, Inc.	439,970	11,364,425
Human Resource & Employment Services 2.3%
Manpower, Inc.	186,030	12,017,538
Independent Power Producers & Energy Traders 1.8%
Constellation Energy Group, Inc.	176,613	9,628,941

See Notes to Financial Statements

12

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Shares	Value
Industrial Conglomerates 0.8%
McDermott Intl, Inc. (Panama) (a)	93,000	$4,228,710
Insurance Brokers 2.2%
Marsh & McLennan Cos., Inc.	441,040	11,859,565
Integrated Oil & Gas 2.5%
Hess Corp.	256,210	13,540,698
Integrated Telecommunication Services 2.1%
CenturyTel, Inc.	305,940	11,365,671
Investment Banking & Brokerage 6.5%
A.G. Edwards, Inc.	222,760	12,323,083
Charles Schwab Corp.	713,670	11,404,447
Lazard, Ltd., Class A (Bermuda)	271,110	10,952,844
		34,680,374
Life & Health Insurance 1.0%
Conseco, Inc. (a)	221,810	5,123,811
Mortgage REIT's 2.3%
KKR Financial Corp.	575,670	11,979,693
Multi-Utilities 1.9%
Wisconsin Energy Corp.	257,290	10,368,787
Oil & Gas Equipment & Services 1.5%
Cameron Intl Corp. (a)	165,410	7,901,636
Packaged Foods & Meats 4.4%
ConAgra Foods, Inc.	630,210	13,933,943
Tyson Foods, Inc., Class A	647,660	9,624,228
		23,558,171
Paper Packaging 2.1%
Sealed Air Corp. (a)	218,820	11,396,146
Personal Products 1.3%
Avon Products, Inc.	229,850	7,125,350
Pharmaceuticals 3.1%
Mylan Laboratories, Inc.	316,840	6,336,800
Watson Pharmaceuticals, Inc. (a)	428,860	9,983,861
		16,320,661

See Notes to Financial Statements

13

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Shares	Value
Property & Casualty Insurance 2.6%
ACE, Ltd. (Cayman Islands)	276,310	$13,978,523
Restaurants 1.4%
OSI Restaurant Partners, Inc.	218,240	7,551,104
Semiconductors 2.1%
Linear Technology Corp.	331,040	11,086,530
Specialized Consumer Services 1.8%
H&R Block, Inc.	401,660	9,583,608
Specialty Chemicals 7.4%
Albemarle Corp.	220,750	10,569,510
International Flavors & Fragrances, Inc. (b)	573,890	20,223,884
Nalco Hldg Co. (a)	472,300	8,326,649
		39,120,043
Specialty Stores 2.0%
Office Depot, Inc. (a)	280,000	10,640,000
Thrifts & Mortgage Finance 5.7%
Hudson City Bancorp, Inc.	994,370	13,254,952
PMI Group, Inc.	383,520	17,097,322
		30,352,274
Tobacco 2.4%
UST, Inc.	285,690	12,910,331
Total Common Stocks 89.9%		479,165,628
Investment Company 0.9%
streetTRACKS Gold Trust (a)		4,679,197
Total Long-Term Investments 90.8% (Cost $443,897,265)		483,844,825
Repurchase Agreement 10.4%
State Street Bank & Trust Co. ($55,163,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.10%, dated 06/30/06, to be sold on 07/03/06 at $55,186,444) (Cost $55,163,000)		55,163,000
Total Investments 101.2% (Cost $499,060,265)		539,007,825

See Notes to Financial Statements

14

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Value
Liabilities in Excess of Other Assets (1.2%)	$(6,257,188)
Net Assets 100.0%	$532,750,637

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

(b)  All or a portion of this security has been physically segregated in connection with open futures contracts.

ADR—American Depository Receipts

Futures contracts outstanding as of June 30, 2006:

	Contracts	Unrealiazed Appreciation/ Depreciation
Long Contracts:
S&P 400 Midcap Futures - September 2006 (Current Notional Value of $385,800 per contract)	39	$869,505

See Notes to Financial Statements

15

Van Kampen American Value Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2006

Assets:
Total Investments, including repurchase agreement of $55,163,000 (Cost $499,060,265)	$539,007,825
Cash	845
Receivables:
Fund Shares Sold	2,891,838
Investments Sold	2,665,259
Dividends	540,500
Distributor	157,260
Variation Margin on Futures	85,800
Interest	7,815
Other	86,719
Total Assets	545,443,861
Liabilities:
Payables:
Investments Purchased	11,033,704
Fund Shares Repurchased	902,283
Investment Advisory Fee	312,104
Affiliates	147,995
Accrued Expenses	157,901
Directors' Deferred Compensation and Retirement Plans	139,237
Total Liabilities	12,693,224
Net Assets	$532,750,637
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$466,555,080
Net Unrealized Appreciation	40,817,065
Accumulated Net Realized Gain	24,866,402
Accumulated Undistributed Net Investment Income	512,090
Net Assets	$532,750,637
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $390,929,758 and 13,737,481 shares of beneficial interest issued and outstanding)	$28.46
Maximum sales charge (5.75%* of offering price)	1.74
Maximum offering price to public	$30.20
Class B Shares: Net asset value and offering price per share (Based on net assets of $85,073,876 and 3,185,668 shares of beneficial interest issued and outstanding)	$26.71
Class C Shares: Net asset value and offering price per share (Based on net assets of $56,698,870 and 2,126,090 shares of beneficial interest issued and outstanding)	$26.67
Class I Shares: Net asset value and offering price per share (Based on net assets of $48,133 and 1,689 shares of beneficial interest issued and outstanding)	$28.49

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

16

Van Kampen American Value Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2006

Investment Income:
Dividends	$6,110,187
Interest	1,260,530
Total Income	7,370,717
Expenses:
Investment Advisory Fee	3,512,905
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $774,078, $289,439 and $582,886, respectively)	1,646,403
Shareholder Services	1,097,988
Legal	63,910
Custody	44,448
Directors' Fees and Related Expenses	33,518
Other	340,623
Total Expenses	6,739,795
Less Credits Earned on Cash Balances	22,170
Net Expenses	6,717,625
Net Investment Income	$653,092
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$61,508,461
Futures	(1,668,127)
Net Realized Gain	59,840,334
Unrealized Appreciation/Depreciation:
Beginning of the Period	39,979,354
End of the Period:
Investments	39,947,560
Futures	869,505
40,817,065
Net Unrealized Appreciation During the Period	837,711
Net Realized and Unrealized Gain	$60,678,045
Net Increase in Net Assets From Operations	$61,331,137

See Notes to Financial Statements

17

Van Kampen American Value Fund

Financial Statements continued

Statement of Changes in Net Assets

	For The Year Ended June 30, 2006	For The Year Ended June 30, 2005
From Investment Activities:
Operations:
Net Investment Income/Loss	$653,092	$(1,612,175)
Net Realized Gain	59,840,334	40,778,411
Net Unrealized Appreciation During the Period	837,711	8,532,605
Net Change in Net Assets from Investment Activities	61,331,137	47,698,841
From Capital Transactions:
Proceeds from Shares Sold	216,007,310	118,289,271
Cost of Shares Repurchased	(188,338,861)	(119,519,592)
Net Change in Net Assets from Capital Transactions	27,668,449	(1,230,321)
Total Increase in Net Assets	88,999,586	46,468,520
Net Assets:
Beginning of the Period	443,751,051	397,282,531
End of the Period (Including accumulated undistributed net investment income of $512,090 and ($20,825), respectively)	$532,750,637	$443,751,051

See Notes to Financial Statements

18

Van Kampen American Value Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$24.91	$22.13	$17.33	$17.68	$19.46
Net Investment Income/Loss (a)	.07	-0- (c)	(.02)	-0- (c)	(.05)
Net Realized and Unrealized Gain/Loss	3.48	2.78	4.82	(.35)	(1.73)
Total from Investment Operations	3.55	2.78	4.80	(.35)	(1.78)
Net Asset Value, End of the Period	$28.46	$24.91	$22.13	$17.33	$17.68
Total Return* (b)	14.25%	12.56%	27.70%	–2.04%	–9.14%
Net Assets at End of the Period (In millions)	$390.9	$246.7	$181.6	$135.0	$193.0
Ratio of Expenses to Average Net Assets*	1.29%	1.37%	1.46%	1.49%	1.46%
Ratio of Net Investment Income/Loss to Average Net Assets* .	.25%	(.01%)	(.10%)	(.03%)	(.25%)
Portfolio Turnover	61%	82%	175%	124%	133%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	1.37%	1.47%	1.52%	N/A
Ratio of Net Investment Loss to Average Net Assets	N/A	(.01%)	(.11%)	(.06%)	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $.01 per share.

N/A=Not Applicable

See Notes to Financial Statements

19

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$23.35		$20.91	$16.49	$16.95	$18.81
Net Investment Income/Loss (a)	.04		(.17)	(.17)	(.11)	(.18)
Net Realized and Unrealized Gain/Loss	3.32		2.61	4.59	(.35)	(1.68)
Total from Investment Operations	3.36		2.44	4.42	(.46)	(1.86)
Net Asset Value, End of the Period	$26.71		$23.35	$20.91	$16.49	$16.95
Total Return* (b)	14.39	%(c)	11.72%	26.74%	–2.77%	–9.84%
Net Assets at End of the Period (In millions)	$85.1		$139.6	$153.6	$145.7	$198.4
Ratio of Expenses to Average Net Assets*	1.28	%(c)	2.13%	2.22%	2.25%	2.21%
Ratio of Net Investment Income/Loss to Average Net Assets*	.16	%(c)	(.78%)	(.87%)	(.79%)	(1.00%)
Portfolio Turnover	61%		82%	175%	124%	133%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		2.13%	2.23%	2.27%	N/A
Ratio of Net Investment Loss to Average Net Assets	N/A		(.78%)	(.88%)	(.81%)	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

N/A=Not Applicable

See Notes to Financial Statements

20

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2006		2005	2004		2003		2002
Net Asset Value, Beginning of the Period	$23.51		$21.05	$16.61		$16.97		$18.82
Net Investment Loss (a)	(.14)		(.17)	(.17)		(.03)		(.18)
Net Realized and Unrealized Gain/Loss	3.30		2.63	4.61		(.33)		(1.67)
Total from Investment Operations	3.16		2.46	4.44		(.36)		(1.85)
Net Asset Value, End of the Period	$26.67		$23.51	$21.05		$16.61		$16.97
Total Return* (b)	13.39	%(d)	11.73%	26.73	%(d)	–2.18	%(c)(d)	–9.82%
Net Assets at End of the Period (In millions)	$56.7		$57.5	$62.1		$57.9		$78.8
Ratio of Expenses to Average Net Assets*	2.03	%(d)	2.13%	2.21	%(d)	2.24	%(d)	2.21%
Ratio of Net Investment Loss to Average Net Assets*	(.54	%)(d)	(.78%)	(.86	%)(d)	(.22	%)(c)(d)	(1.00%)
Portfolio Turnover	61%		82%	175%		124%		133%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		2.13%	2.22	%(d)	2.26	%(d)	N/A
Ratio of Net Investment Loss to Average Net Assets	N/A		(.78%)	(.87	%)(d)	(.24	%)(c)(d)	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

N/A=Not Applicable

See Notes to Financial Statements

21

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	February 7, 2006 (Commencement of Operations) to June 30, 2006
Net Asset Value, Beginning of the Period	$27.92
Net Investment Income (a)	.09
Net Realized and Unrealized Gain	.48
Total from Investment Operations	.57
Net Asset Value, End of the Period	$28.49
Total Return (b)	2.01%*
Net Assets at End of the Period (In thousands)	$48.1
Ratio of Expenses to Average Net Assets	1.06%
Ratio of Net Investment Income to Average Net Assets	.87%
Portfolio Turnover	61%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

22

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2006

1.  Significant Accounting Policies

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified series of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as

23

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2006 continued

earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital loss carried forward of $34,714,304. At June 30, 2006, the Fund did not have any accumulated capital loss carryforward for tax purposes.

At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$499,229,388
Gross tax unrealized appreciation	78,029,374
Gross tax unrealized depreciation	$(38,250,937)
Net tax unrealized appreciation on investments	$39,778,437

E.  Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date. There were no distributions paid during the year ended June 30, 2006.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to distributions from and the sale of real estate investment trusts in the amount of $116,524 has been reclassified from accumulated undistributed net investment income to accumulated net realized gain. Also, a permanent book and tax difference relating to a net operating loss totaling $136 has been reclassified from accumulated net investment income to capital. In addition, a permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $3,517 was reclassified from accumulated net investment income to accumulated net realized gain.

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$632,121
Undistributed long-term capital gain	25,942,859

24

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2006 continued

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on June 30, 2006.

F.  Expense Reductions During the year ended June 30, 2006, the Fund's custody fee was reduced by $22,170 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.72%
Over $1 billion	.65%

For the year ended June 30, 2006, the Fund recognized expenses of approximately $13,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $90,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $965,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $70,253 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

25

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2006 continued

For the year ended June 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $58,456.

For the year ended June 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $551,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $68,200. Sales charges do not represent expenses of the Fund.

3. Capital Transactions

For the years ended June 30, 2006 and 2005, transactions were as follows:

	For The Year Ended June 30, 2006		For The Year Ended June 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	6,971,305	$194,420,427	4,074,312	$94,905,200
Class B	597,212	15,504,563	798,199	17,484,617
Class C	233,671	6,034,331	266,992	5,899,454
Class I	1,689	47,989	-0-	-0-
Total Sales	7,803,878	$216,007,310	5,139,503	$118,289,271
Repurchases:
Class A	(3,138,777)	$(86,171,815)	(2,374,775)	$(55,516,909)
Class B	(3,388,223)	(87,903,516)	(2,168,184)	(47,102,885)
Class C	(552,606)	(14,263,530)	(772,080)	(16,899,798)
Class I	-0-	-0-	-0-	-0-
Total Repurchases	(7,079,607)	$(188,338,861)	(5,315,039)	$(119,519,592)

4. Redemption Fee

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2006, the Fund received redemption fees of approximately $300, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $278,638,925 and $277,570,647 respectively.

6. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a

26

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2006 continued

security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for year ended June 30, 2006, were as follows:

Contracts
Outstanding at June 30, 2005	-0-
Futures opened	78
Futures closed	(39)
Outstanding at June 30, 2006	39

7. Distributions and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $4,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Legal Matters

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative suit which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that

27

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2006 continued

the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss the action described in the next paragraph. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the action described in the next paragraph. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above.

The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, were listed as nominal defendants. The complaint alleged that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint sought, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court initially granted in part and denied in part defendants' motion to dismiss this complaint. The defendants moved the court to reconsider those claims it denied. The plaintiff thereafter voluntarily dismissed the independent trustees from the action without prejudice. On June 14, 2006, the court entered an order granting defendants' motion for reconsideration and dismissing all claims in the action.

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Plaintiff filed the complaint in state court, but defendants removed the case to federal district court under a federal law that provides for removal and dismissal of certain securities class actions that are based on state, rather than federal, law. The district court initially remanded the case to state court, but the court of appeals reversed the district court's remand. The district court then dismissed the action with prejudice. On June 15, 2006, the Supreme Court vacated the judgment of the court of appeals, finding that the court of appeals lacked appellate jurisdiction to review the district court's decision to remand the case to state court. Plaintiff also separately appealed the order of the district court dismissing the action with prejudice. That appeal remains pending in the court of appeals. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

28

Van Kampen American Value

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen American Value Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 14, 2006

29

Van Kampen American Value Fund

Board of Directors, Officers, and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen * — Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison
President and Principal Executive Officer

Dennis Shea
Vice President

J. David Germany
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Phillip G. Goff
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate, Meagher, & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen American Value Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (61) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (67) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

31

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (65) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

32

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (58) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (54) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (70) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

33

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (70) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (65) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (64) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

34

Van Kampen American Value Fund

Director and Officer Information continued

Interested Director:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

35

Van Kampen American Value Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 25 Cabot Square, Canary Wharf London, GBR E14 4QA	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

36

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management Inc. since June 2005. Chief Financial Officer and Treasurer of funds in the Fund Complex since August 2005. Prior to June 2005, Vice President and Chief Financial Officer of Enterprise Capital Management, Inc., an investment holding company.

37

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

453, 553, 653
MSAV ANR 8/06
RN06-02165P-Y06/06

ANNUAL REPORT

June 30, 2006

MUTUAL FUNDS

Van Kampen

Emerging Markets Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2006.

This piece must be preceded or accompanied by the fund's prospectus. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/06

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI Emerging Markets Free Index from 6/30/96 through 6/30/06. Class A shares, adjusted for sales charges.

Average Annual Total Returns

	A Shares since 7/6/94		B Shares since 8/1/95		C Shares since 7/6/94		I Shares since 4/6/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	5.90%	5.38%	6.82%	6.82%	5.15%	5.15%	–8.54%
10-year	7.01	6.38	6.41	6.41	6.27	6.27	—
5-year	20.56	19.15	19.69	19.55	19.71	19.71	—
1-year	36.73	28.84	35.67	30.67	35.61	34.61	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares 10 years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employersponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2006

Market Conditions

In the 12 months ended June 30, 2006, emerging markets performed very well against a backdrop of global economic growth and investor attention, outperforming developed markets. In the third quarter of 2005, the asset class gained 18 percent—one of its best quarterly performances—primarily driven by strong commodity prices and favorable global economic conditions. Also during the quarter, U.S. economic data remained supportive; and China reported very strong second quarter gross domestic product growth numbers, prompting China's Central Bank to revalue its currency, the Renminbi. Meanwhile, domestic economic risk in the emerging markets remained low.

The fourth quarter of 2005 began with a slight correction from which emerging markets managed to rebound. Emerging market performance was once again supported by positive sentiment in the U.S. markets and rising expectations of the end to the federal funds rate hikes. Foreign inflows rebounded from October lows as appetite for the emerging markets asset class improved, given the still strong fundamentals, cheap valuations and rising corporate earnings.

In the first quarter of 2006, emerging markets surged 11 percent, again outperforming major developed markets. Favorable valuations relative to the developed world and stronger underlying economies enticed investors. Appetite for emerging markets equities reached record highs in April with year-to-date inflows surpassing levels greater than the whole of 2005.

The period in review, however, did not end without some renewed volatility. After reaching new highs, the emerging markets—along with other global markets—sold off in May as global risk aversion spiked due to concerns about slowing global growth and rising inflation and interest rates in the U.S. Tumbling from a new high on May 8, emerging markets were down an average of 15 percent during the global sell-off.

Nevertheless, similar to past corrections, the asset class rebounded strongly off its low as the global markets stabilized. We attribute the recovery to the fact that emerging market economies have been, in our opinion, more resilient to external shocks due to the adoption of better macroeconomic fundamentals, stronger fiscal performance and the de-leveraging of corporate balance sheets.

2

Performance Analysis

The fund returned 36.73 percent for the 12 months ended June 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the MSCI Emerging Markets Free Index, returned 35.47 percent for the period.

Total returns for the 12-month period ended June 30, 2006

Class A	Class B	Class C	MSCI Emerging Markets Free Index
36.73%	35.67%	35.61%	35.47%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Relative to the MSCI Emerging Markets Free Index, overall country allocation contributed favorably to performance. Russia added most to relative returns as both country and stock decisions added value. Within Russia, our focus on domestic-oriented sectors was another key driver to relative returns, as exposure to banking stocks served the fund well. Russian energy stocks also bolstered performance due to the continued high commodity price of oil. Underweight positions to the underperforming markets of Taiwan and Israel were the next largest positive contributors.

However, the fund's overweight to Turkey and Thailand mitigated overall gains as these countries underperformed the index average. An underweight to China, which performed very well during the 12-month period, also detracted from results. From a bottom-up perspective, stock selection in Turkey, Thailand, South Africa and China were areas of negative performance for the fund. In Turkey, our emphasis on banking stocks yielded diminished returns, as did industrials in Thailand, pharmaceuticals in South Africa and telecommunications in China.

We continue to focus on countries where GDP growth, fiscal policy and reform agendas remain strong and on companies that we believe have strong management and earnings visibility.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

3

Top Ten Holdings as of 6/30/06
America Movil SA de CV, Ser L—ADR	3.1%
LUKOIL—ADR	3.0
Wal-Mart de Mexico SA de CV, Ser V	2.6
Grupo Televisa SA—ADR	2.6
Petroleo Brasileiro SA—ADR	2.1
Gazprom—ADR	2.0
Companhia Vale do Rio Doce—ADR	1.9
Savings Bank of the Russian Federation—GDR	1.8
China Mobile Hong Kong Ltd.	1.3
Samsung Electronics Co., Ltd.	1.3
Top Five Industries as of 6/30/06
Diversified Banks	18.8%
Integrated Oil & Gas	10.7
Wireless Telecommunication Services	5.8
Broadcasting & Cable TV	5.4
Semiconductors	3.4
Summary of Investments by Country Classification as of 6/30/06
Republic of Korea (South Korea)	12.3%
Brazil	12.2
Russia	11.9
South Africa	11.4
Mexico	9.6
Taiwan-Republic of China	8.7
India	7.3
China	3.3
Poland	3.2
Turkey	2.6
Hong Kong	2.4
Bermuda	2.2
Indonesia	2.2
Thailand	1.4
Czech Republic	1.4
Morocco	1.1
Pakistan	1.0
United States	0.7
Austria	0.7
Chile	0.6
Hungary	0.6
Malaysia	0.4

(continued on next page)

4

Summary of Investments by Country Classification as of 6/30/06

(continued from previous page)

Cayman Islands	0.4%
Columbia	0.4
Netherlands	0.3
Israel	0.0 *
Total Long-Term Investments	98.3%
Short-Term Investments	0.2
Foreign Currency	1.0
Other Assets in Excess of Liabilities	0.5
Net Assets	100.0%

* Amount is less than 0.1%.

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/06	6/30/06	1/1/06-6/30/06
Class A
Actual	$1,000.00	$1,079.67	$11.03
Hypothetical	1,000.00	1,014.19	10.69
(5% annual return before expenses)
Class B
Actual	1,000.00	1,075.56	14.82
Hypothetical	1,000.00	1,010.49	14.36
(5% annual return before expenses)
Class C
Actual	1,000.00	1,075.30	14.82
Hypothetical	1,000.00	1,010.49	14.36
(5% annual return before expenses)
Class I
Actual	1,000.00	914.62	4.09
Hypothetical	1,000.00	1,006.93	4.28
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 2.14%, 2.88%, 2.88% and 1.90% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for Class I Shares "Actual" information which reflects the period from Commencement of Operations through June 30, 2006.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. On April 11, 2006, the Board of Directors considered and approved a subadvisory agreement between the investment adviser and an investment subadviser. The subadvisory agreement relates to relocations by members of the Fund's portfolio management team to an affiliated international office of the investment adviser. This adoption of a subadvisory agreement with an affiliated subadviser does not materially change the Fund's advisory relationship, does not change the advisory fee paid by the Fund and does not change the nature or level of investment advisory services provided to the Fund.

On May 22, 2006, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its

9

previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the

10

performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

11

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006

Description	Number of Shares	Value
Common Stocks 94.0%
Austria 0.7%
Raiffeisen International Bank-Holding AG	38,469	$3,340,937
Bermuda 2.2%
Central European Media Enterprises Ltd., Class A (a)	57,000	3,601,830
Credicorp Ltd.	58,320	1,747,267
GOME Electrical Appliances Holdings Ltd.	3,120,000	2,631,369
Moulin International Holdings (a) (b) (c)	468,000	0
TPV Technology Ltd.	1,847,000	1,747,995
Victory City International Holdings	1,053,000	345,744
		10,074,205
Brazil 9.5%
Banco Itau SA – ADR	180,007	5,249,004
Companhia Brasileira de Distribuicao Grupo Pao de Acucar—ADR	63,500	1,977,390
Companhia Vale do Rio Doce—ADR	432,512	8,901,097
CPFL Energia SA	90,285	1,102,978
CPFL Energia SA—ADR	15,740	575,297
Empresa Brasileira de Aeronautica SA	2	18
Gerdau SA—ADR	55,639	829,577
Lojas Arapua SA, 144A—Private Placement—GDR (a) (b) (c) (d)	24,635	0
Natura Cosmeticos SA	152,200	1,595,152
Petroleo Brasileiro SA—ADR	120,429	9,615,051
Petroleo Brasileiro SA—ADR	56,893	5,081,114
TAM SA—ADR (a)	107,460	2,922,912
Tractebel Energia SA	204,200	1,621,608
Uniao de Bancos Brasileiros SA—ADR	69,580	4,619,416
		44,090,614
Cayman Islands 0.4%
Global Bio-chem Technology Group Co., Ltd.	3,884,000	1,650,361
Chile 0.6%
Enersis SA—ADR	234,600	2,639,250
China 3.3%
Air China Ltd., Class H	5,348,000	2,238,003
Bank of China Ltd., Class H (a)	3,956,000	1,795,565
Bank of Communications Ltd., Class H	1,949,000	1,267,328
China Construction Bank, Class H	3,801,000	1,737,449
China Life Insurance Co., Ltd., Class H	988,000	1,558,400
PetroChina Co., Ltd., Class H	3,398,000	3,631,510
PICC Property & Casualty Co., Ltd., Class H	4,310,000	1,581,641
Ping An Insurance Co. of China Ltd., Class H	484,000	1,464,533
		15,274,429

See Notes to Financial Statements

12

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Columbia 0.4%
BanColombia SA—ADR	74,160	$1,787,256
Valorem SA (a)	1	0
		1,787,256
Czech Republic 1.4%
CEZ AS	107,700	3,629,297
Komercni Banka AS	20,900	3,058,187
		6,687,484
Hong Kong 2.4%
China Mobile Hong Kong Ltd.	1,057,000	6,042,878
China Resources Power Holdings Co., Ltd.	1,847,000	1,510,172
China Unicom Ltd.	524,000	465,550
CNOOC Ltd.	2,316,000	1,848,911
Grande Holdings Ltd.	422,000	222,783
Shenzhen Investment Ltd.	4,424,000	1,196,245
Shougang Concord Century (a)	568,000	33,277
		11,319,816
Hungary 0.6%
Gedeon Richter Rt.	14,809	2,723,369
India 7.0%
ABB Ltd.	34,000	1,847,624
Aventis Pharma Ltd.	29,000	919,415
Bharat Heavy Electricals Ltd.	133,538	5,654,337
Bharti Airtel Ltd. (a)	105,000	844,174
Cipla Ltd.	253,500	1,189,314
Container Corp. of India Ltd.	38,000	1,188,449
Glenmark Pharmaceuticals Ltd.	139,175	911,862
Gujarat Ambuja Cements Ltd.	360,000	777,628
HCL Technologies Ltd.	123,500	1,353,698
HDFC Bank Ltd.	86,000	1,486,788
Hero Honda Motors Ltd.	44,680	770,206
Hindalco Industries Ltd.	171,000	651,835
Hindustan Lever Ltd.	477,490	2,375,523
Hotel Leelaventure Ltd.	137,000	788,405
Housing Development Finance Corp., Ltd.	52,400	1,297,253
ICICI Bank Ltd.—ADR	36,900	872,685
Infosys Technologies Ltd.	30,472	2,037,832
ITC Ltd.	212,000	839,896
ITC Ltd.—GDR (a)	133,500	513,975
Mahindra & Mahindra Ltd.	138,000	1,863,779
Punj Lloyd Ltd. (a)	4,910	77,953
Punjab National Bank Ltd.	98,000	728,763
Siemens India Ltd.	72,500	1,397,011

See Notes to Financial Statements

13

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
India (Continued)
UTI Bank Ltd.	185,000	$1,076,689
Wipro Ltd.	100,500	1,120,584
		32,585,678
Indonesia 2.2%
PT Astra International Tbk	807,800	850,270
PT Bank Central Asia Tbk	2,876,000	1,272,978
PT Bank Mandiri	5,601,000	1,040,022
PT Bank Rakyat Indonesia	2,317,000	1,025,553
PT Perusahann Gas Negara	1,046,000	1,270,377
PT Telekomunikasi Indonesia	5,408,500	4,291,533
PT United Tractors Tbk	1,105,500	644,467
		10,395,200
Israel 0.0%
Elbit Systems Ltd.	1	26
Malaysia 0.4%
Bandar Raya Developments Bhd	743,200	254,846
Commerce Asset Holdings Bhd	492,000	796,680
Telekom Malaysia Bhd	59,000	145,312
Tenaga Nasional Bhd	340,125	851,585
		2,048,423
Mexico 9.6%
America Movil SA de CV, Ser L—ADR	433,727	14,425,760
Corporacion GEO SA de CV, Ser B (a)	556,300	1,843,338
Grupo Financiero Banorte SA de CV	1,062,700	2,464,368
Grupo Televisa SA—ADR	618,240	11,938,214
Wal-Mart de Mexico SA de CV, Ser V	4,305,595	12,034,596
Wal-Mart de Mexico SA de CV, Ser V—ADR	57,898	1,625,996
		44,332,272
Morocco 1.1%
Banque Marocaine du Commerce Exterieur	18,560	2,129,312
Maroc Telecom	93,270	1,257,172
ONA SA	12,661	1,926,993
		5,313,477
Netherlands 0.3%
Efes Breweries International—GDR (a)	43,104	1,422,432
Pakistan 1.0%
Fauji Fertilizer Co., Ltd.	335,300	673,830
Hub Power Co., Ltd.	232,100	88,661
National Bank of Pakistan	271,200	970,663
Oil & Gas Development Co., Ltd.	462,400	1,050,211
Pakistan Petroleum Ltd.	169,700	597,093

See Notes to Financial Statements

14

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Pakistan (Continued)
Pakistan State Oil Co., Ltd.	89,300	$458,291
Pakistan Telecommunication Co., Ltd.	1,147,100	773,497
		4,612,246
Poland 3.2%
Bank Millennium SA	785,579	1,483,321
Bank Pekao SA	71,108	4,251,733
Polski Koncern Naftowy Orlen SA	81,773	1,363,891
Powszechna Kasa Oszczednosci Bank Polski SA	304,379	3,544,136
TVN SA (a)	131,799	3,981,780
		14,624,861
Republic of Korea (South Korea) 11.3%
Amorepacific Corp. (a)	1,484	640,400
Cheil Communications, Inc.	2,222	443,814
Cheil Industries, Inc.	42,010	1,465,645
Doosan Heavy Industries & Construction Co., Ltd.	38,010	1,378,175
Doosan Infracore Co., Ltd.	47,530	786,531
Hanjin Heavy Industries & Construction Co., Ltd.	50,640	1,355,738
Hanmi Pharm Co., Ltd.	6,221	622,920
Hite Brewery Co., Ltd.	16,100	1,610,424
Hynix Semiconductor, Inc. (a)	21,600	700,079
Hynix Semiconductor, Inc., 144A—Private Placement—GDR (a) (d)	3,100	100,480
Hyundai Heavy Industries Co., Ltd.	7,470	838,530
Hyundai Mipo Dockyard Co., Ltd.	5,450	545,718
Hyundai Mobis	2,051	173,592
Kookmin Bank	55,910	4,596,553
Korea Zinc Co., Ltd.	24,130	1,892,250
KT&G Corp.	11,850	691,953
LG Engineering & Construction Corp.	38,420	2,486,417
LG Philips LCD Co., Ltd. (a)	42,040	1,564,176
Lotte Shopping Co., Ltd.	5,641	2,193,970
NHN Corp. (a)	7,870	2,737,391
ORION Corp.	11,072	3,010,884
Pacific Corp.	677	111,365
Pusan Bank	18,740	239,003
Samsung Electronics Co., Ltd.	9,436	5,997,268
Samsung Fire & Marine Insurance Co., Ltd.	16,820	2,260,395
Shinhan Financial Group Co., Ltd.	117,920	5,530,899
SK Corp.	42,950	2,761,476
SK Telecom Co., Ltd.	12,608	2,710,969
S-Oil Corp.	17,486	1,236,691
Woongjin Coway Co., Ltd.	73,850	1,619,057
		52,302,763

See Notes to Financial Statements

15

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Russia 11.9%
Comstar United Telesystems, 144—Private Placement—GDR (d)	40,300	$239,785
Gazprom—ADR	222,750	9,366,637
LUKOIL—ADR	168,744	14,039,501
MMC Norilsk Nickel—ADR	18,470	2,401,100
NovaTek OAO—GDR	125,210	5,509,240
RAO Unified Energy System—GDR	58,121	4,016,161
Savings Bank of the Russian Federation	850	1,452,437
Savings Bank of the Russian Federation—GDR (a)	46,050	8,488,550
Surgutneftegaz—ADR	66,066	4,829,425
Wimm-Bill-Dann Foods OJSC—ADR (a)	103,000	4,032,450
ZAO Polyus Gold Co. (a)	4,600	197,800
ZAO Polyus Gold Co.—ADR (a) (b) (c)	17,900	806,842
		55,379,928
South Africa 11.4%
ABSA Group Ltd.	153,090	2,141,552
African Bank Investments Ltd.	787,000	3,072,264
Aspen Pharmacare Holdings Ltd.	791,730	4,030,425
Aveng Ltd.	686,710	2,054,383
Gold Fields Ltd.	127,200	2,873,975
Gold Fields Ltd.—ADR	220,802	5,056,366
Group Five Ltd.	348,500	1,397,402
Harmony Gold Mining Co., Ltd. (a)	117,847	1,875,362
Harmony Gold Mining Co., Ltd.—ADR (a)	18,987	309,298
Illovo Sugar Ltd.	757,500	2,081,276
Impala Platinum Holdings Ltd.	24,985	4,599,122
Murray & Roberts Holdings Ltd.	460,940	1,632,898
Naspers Ltd.	324,540	5,516,275
Pretoria Portland Cement Co., Ltd.	47,200	2,419,181
Reunert Ltd.	263,180	2,385,872
Sasol Ltd.	145,800	5,592,050
Shoprite Holdings Ltd.	802,314	2,842,228
Tiger Brands	155,831	3,118,793
		52,998,722
Taiwan-Republic of China 8.7%
Catcher Technology Co., Ltd.	147,000	1,557,285
Cathay Financial Holding Co., Ltd.	950,000	2,077,369
Chang Hwa Commercial Bank	3,311,000	2,346,921
Chinatrust Financial Holding Co.	810,000	671,716
Delta Electronics, Inc.	1,901,206	5,402,238
Delta Electronics, Inc.—GDR	51,090	725,862
Epistar Corp.	446,000	1,391,275
Eva Airways Corp.	245	104
Everlight Electronics Co., Ltd.	528,000	1,345,379

See Notes to Financial Statements

16

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Taiwan-Republic of China (Continued)
Far EasTone Telecommunications Co., Ltd.	705,000	$788,233
High Tech Computer Corp.	106,000	2,913,752
Hon Hai Precision Industry Co., Ltd.	662,502	4,092,360
Largan Precision Co., Ltd.	112,839	2,415,178
MediaTek, Inc.	378,000	3,502,432
Novatek Microelectronics Corp., Ltd.	226,000	1,095,884
Shin Kong Financial Holdings Co.	3,162,350	3,477,095
Silitech Technology Corp.	1,000	5,297
Taishin Financial Holdings Co., Ltd.	1,395,269	855,412
Taiwan Cellular Corp.	921,000	915,951
Tripod Technology Corp.	410,000	1,392,943
Tsann Kuen Enterprise Co.	625,255	792,733
Unimicron Technology Corp.	885,000	1,153,486
Wistron Corp.	1,019,000	1,195,954
		40,114,859
Thailand 1.4%
Advanced Information Service Public Co., Ltd.	156,700	369,963
Asian Property Development Public Co., Ltd.	2,049,000	148,354
Bangkok Bank Public Co., Ltd.	347,000	964,900
C.P. 7-Eleven Public Co., Ltd.	4,982,400	941,062
Ch. Karnchang Public Co., Ltd.	1,144,500	235,685
Italian-Thai Development Public Co., Ltd.	1,225,100	162,297
Kasikornbank Public Co., Ltd.	471,900	755,139
Lalin Property Public Co., Ltd.	1,083,500	133,590
Land & House Public Co., Ltd.	1,265,000	248,885
PTT Exploration & Production Public Co., Ltd.	219,500	610,362
PTT Public Co., Ltd.	190,700	1,130,593
Siam Commercial Bank Public Co., Ltd.	231,800	349,646
Siam Makro Public Co., Ltd.	95,300	155,000
Thai Oil Public Co., Ltd.	109,400	182,238
Total Access Communication Public Co., Ltd. (a)	50,000	180,000
		6,567,714
Turkey 2.6%
Akcansa Cimento AS	400,467	1,581,623
BIM Birlesik Magazalar AS	68,680	2,007,235
Dogan Yayin Holding (a)	747,114	2,549,394
Hurriyet Gazetecilik	321,871	658,997
Turkiye Garanti Bankasi AS	996,686	2,481,480
Turkiye Is Bankasi	177,490	874,832
Turkiye Vakiflar Bankasi TAO, Class D	222,800	872,897
Yapi ve Kredi Bankasi AS (a)	586,219	885,348
		11,911,806

See Notes to Financial Statements

17

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States 0.4%
CTC Media, Inc. (a)	107,600	$1,964,776
Total Common Stocks 94.0%		436,162,904
Preferred Stocks 3.7%
Brazil 2.7%
All America Latina Logistica	36,470	2,473,541
Banco Itau Holding Financiera SA	77,970	2,271,530
Banco Nacional SA (a) (b) (c)	19,271,000	0
Braxil Telecom Participacoes SA	2,000	13
Companhia Vale do Rio Doce	5,458	111,080
Gerdau SA	76,675	1,152,302
Itausa Investimentos Itau SA	534,273	2,151,004
Lojas Americanas SA	42,648,200	1,535,879
Lojas Arapua SA (a) (b) (c)	31,632,300	0
Petroleo Brasileiro SA	105,724	2,107,744
Uniao de Bancos Brasileiros SA	40,130	528,236
		12,331,329
Republic of Korea (South Korea) 1.0%
Hyundai Motor Co.	32,160	1,610,119
Samsung Electronics Co., Ltd.	6,325	3,086,667
		4,696,786
Total Preferred Stocks		17,028,115
Corporate Bond 0.3%
MCSI Holding Ltd. ($1,268,157 par, 5.00% coupon, 04/15/07 maturity) (b) (c)		1,204,749
Investment Company 0.3%
Morgan Stanley Growth Fund (a) (e)	2,195,167	1,630,641
Total Long-Term Investments 98.3% (Cost $356,280,095)		456,026,409
Repurchase Agreement 0.2%
State Street Bank & Trust Co. ($838,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.10%, dated 06/30/06, to be sold on 07/03/06 at $838,356) (Cost $838,000)		838,000
Total Investments 98.5% (Cost $357,118,095)		456,864,409

See Notes to Financial Statements

18

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Value
Foreign Currency 1.0% (Cost $4,851,507)	$4,746,920
Other Assets in Excess of Liabilities 0.5%	2,300,863
Net Assets 100.0%	$463,912,192

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this security currently does not declare dividends.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c)  Security has been deemed illiquid.

(d)  144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e)  The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Forward Foreign Currency Contracts Outstanding as of June 30, 2006:
	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
South African Rand, 11,032,374 expiring 08/14/06	US $	$1,533,946	$(124,107)
South African Rand, 64,636,778 expiring 08/14/06	US $	8,987,127	579,480
South African Rand, 41,353,843 expiring 08/14/06	US $	5,749,857	1,009,405
			$1,464,778

See Notes to Financial Statements

19

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006 continued

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Diversified Banks	$87,169,903	18.8%
Integrated Oil & Gas	49,801,575	10.7
Wireless Telecommunication Services	26,743,477	5.8
Broadcasting & Cable TV	25,038,099	5.4
Semiconductors	15,874,085	3.4
Oil & Gas Exploration & Production	15,207,867	3.3
Electric Utilities	14,436,177	3.1
Electronic Equipment Manufacturers	13,969,955	3.0
Hypermarkets & Super Centers	13,815,592	3.0
Packaged Foods & Meats	12,243,403	2.6
Gold	11,119,643	2.4
Steel	10,994,057	2.4
Pharmaceuticals	10,397,304	2.2
Life & Health Insurance	8,577,396	1.8
Construction & Engineering	7,792,314	1.7
Food Retail	7,767,915	1.7
Heavy Electrical Equipment	7,501,960	1.6
Integrated Telecommunication Services	6,707,313	1.4
Oil & Gas Refining & Marketing	6,002,587	1.3
Airlines	5,161,019	1.1
Industrial Conglomerates	4,956,901	1.1
Diversified Metals & Mining	4,945,185	1.1
Construction Materials	4,778,432	1.0
Other Diversified Financial Services	4,702,905	1.0
Precious Metals & Minerals	4,599,122	1.0
IT Consulting & Other Services	4,512,114	1.0
Automobile Manufacturers	4,324,168	0.9
Computer Hardware	4,109,706	0.9
Electronic Manufacturing Services	4,092,360	0.9
Property & Casualty Insurance	3,842,036	0.8
Railroads	3,661,990	0.8
Construction & Farm Machinery & Heavy Trucks	3,384,452	0.7
Computer Storage & Peripherals	3,305,280	0.7
Publishing	3,208,390	0.7
Brewers	3,032,856	0.7
Internet Software & Services	2,737,391	0.6
Computer & Electronics Retail	2,631,369	0.6
Photographic Products	2,415,178	0.5
Household Products	2,375,523	0.5
Homebuilding	2,374,166	0.5
Personal Products	2,235,552	0.5
Department Stores	2,193,970	0.5
Tobacco	2,157,188	0.5
Movies & Entertainment	1,964,776	0.4
Agricultural Products	1,650,361	0.4
Housewares & Specialties	1,619,057	0.3

20

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2006 continued

Summary of Long-Term Investments by Industry Classification (Continued)

Industry	Value	Percent of Net Assets
Independent Power Producers & Energy Traders	$1,598,834	0.3%
General Merchandise Stores	1,535,879	0.3
Apparel, Accessories & Luxury Goods	1,465,645	0.3
Real Estate Management & Development	1,451,091	0.3
Thrifts & Mortgage Finance	1,297,253	0.3
Gas Utilities	1,270,377	0.3
Household Appliances	792,733	0.2
Hotels, Resorts & Cruise Lines	788,405	0.2
Industrial Machinery	786,531	0.2
Motorcycle Manufacturers	770,206	0.2
Fertilizers & Agricultural Chemicals	673,830	0.1
Advertising	443,815	0.1
Textiles	345,744	0.1
Regional Banks	239,003	0.1
Consumer Electronics	222,783	0.0	*
Auto Parts & Equipment	173,592	0.0	*
Trading Companies & Distributors	33,277	0.0	*
Electrical Components & Equipment	5,297	0.0	*
Aerospace & Defense	45	0.0	*
	$456,026,409	98.3%

*Amount is less than 0.1%

21

Van Kampen Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2006

Assets:
Total Investments (Cost $357,118,095)	$456,864,409
Foreign Currency (Cost $4,851,507)	4,746,920
Cash	140,694
Receivables:
Investments Sold	5,342,193
Fund Shares Sold	2,586,508
Dividends	1,106,251
Foreign Currency Sold	353,421
Interest	13,505
Forward Foreign Currency Contracts	1,464,778
Other	147,319
Total Assets	472,765,998
Liabilities:
Payables:
Investments Purchased	6,374,025
Fund Shares Repurchased	890,734
Investment Advisory Fee	455,922
Distributor and Affiliates	440,165
Accrued Expenses	493,912
Directors' Deferred Compensation and Retirement Plans	199,048
Total Liabilities	8,853,806
Net Assets	$463,912,192
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$380,177,614
Net Unrealized Appreciation	100,927,217
Accumulated Net Investment Loss	(2,101,600)
Accumulated Net Realized Loss	(15,091,039)
Net Assets	$463,912,192
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $332,704,132 and 15,941,908 shares of beneficial interest issued and outstanding)	$20.87
Maximum sales charge (5.75%* of offering price)	1.27
Maximum offering price to public	$22.14
Class B Shares: Net asset value and offering price per share (Based on net assets of $72,990,551 and 3,769,646 shares of beneficial interest issued and outstanding)	$19.36
Class C Shares: Net asset value and offering price per share (Based on net assets of $58,207,314 and 2,996,543 shares of beneficial interest issued and outstanding)	$19.42
Class I Shares: Net asset value and offering price per share (Based on net assets of $10,195 and 488 shares of beneficial interest issued and outstanding)	$20.89

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

22

Van Kampen Emerging Markets Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $908,761)	$8,874,294
Interest	406,720
Total Income	9,281,014
Expenses:
Investment Advisory Fee	5,085,940
Distribution (12b-1) and Service Fees (Attributed to Classes A, B, and C of $695,523, $732,990 and $560,562, respectively)	1,989,075
Shareholder Services	1,229,407
Custody	850,720
Legal	49,631
Directors' Fees and Related Expenses	33,081
Other	426,906
Total Expenses	9,664,760
Less Credits Earned on Cash Balances	27,880
Net Expenses	9,636,880
Net Investment Loss	$(355,866)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$82,686,260
Forward Foreign Currency Contracts	305,375
Foreign Currency Transactions	(601,210)
Net Realized Gain	82,390,425
Unrealized Appreciation/Depreciation:
Beginning of the Period	78,781,939
End of the Period:
Investments	99,746,314
Forward Foreign Currency Contracts	1,464,778
Foreign Currency Translation	(283,875)
100,927,217
Net Unrealized Appreciation During the Period	22,145,278
Net Realized and Unrealized Gain	$104,535,703
Net Increase in Net Assets From Operations	$104,179,837

See Notes to Financial Statements

23

Van Kampen Emerging Markets Fund

Financial Statements continued

Statement of Changes in Net Assets

	For The Year Ended June 30, 2006	For The Year Ended June 30, 2005
From Investment Activities:
Operations:
Net Investment Income/Loss	$(355,866)	$560,391
Net Realized Gain	82,390,425	31,717,010
Net Unrealized Appreciation During the Period	22,145,278	37,431,997
Change in Net Assets from Operations	104,179,837	69,709,398
Distributions from Net Investment Income:
Class A Shares	(1,301,776)	(423,209)
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
Class I Shares	-0-	-0-
Total Distributions	(1,301,776)	(423,209)
Net Change in Net Assets from Investment Activities	102,878,061	69,286,189
From Capital Transactions:
Proceeds from Shares Sold	238,470,383	82,854,573
Net Asset Value of Shares Issued Through Dividend Reinvestment	858,171	285,705
Cost of Shares Repurchased	(166,414,423)	(84,656,168)
Net Change in Net Assets from Capital Transactions	72,914,131	(1,515,890)
Total Increase in Net Assets	175,792,192	67,770,299
Net Assets:
Beginning of the Period	288,120,000	220,349,701
End of the Period (Including accumulated net investment loss of $2,101,600 and $141,597, respectively)	$463,912,192	$288,120,000

See Notes to Financial Statements

24

Van Kampen Emerging Markets Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$15.34	$11.53	$8.65	$8.50	$8.26
Net Investment Income/Loss (a)	.03	.07	.06	-0- (c)	(.01)
Net Realized and Unrealized Gain	5.60	3.78	2.82	.15	.25
Total from Investment Operations	5.63	3.85	2.88	.15	.24
Less Distributions from Net Investment Income	.10	.04	-0-	-0-	-0-
Net Asset Value, End of the Period	$20.87	$15.34	$11.53	$8.65	$8.50
Total Return* (b)	36.73%	33.42%	33.29%	1.65%	3.03%
Net Assets at End of the Period (In millions)	$332.7	$182.3	$129.9	$53.3	$75.1
Ratio of Expenses to Average Net Assets*	2.14%	2.15%	2.15%	2.29%	2.22%
Ratio of Net Investment Income/ Loss to Average Net Assets*	.16%	.53%	.53%	.01%	(.17%)
Portfolio Turnover	73%	60%	89%	86%	94%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	N/A	2.26%	2.51%	2.82%	2.47%
Ratio of Net Investment Income/ Loss to Average Net Assets	N/A	.42%	.17%	(.52%)	(.42%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.14%	2.15%	2.15%	2.15%	2.15%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

N/A=Not Applicable

See Notes to Financial Statements

25

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$14.27	$10.77	$8.15	$8.07	$7.88
Net Investment Loss (a)	(.11)	(.03)	(.03)	(.05)	(.07)
Net Realized and Unrealized Gain	5.20	3.53	2.65	.13	.26
Total from Investment Operations	5.09	3.50	2.62	.08	.19
Net Asset Value, End of the Period	$19.36	$14.27	$10.77	$8.15	$8.07
Total Return* (b)	35.67%	32.50%	32.15%	.99%	2.41%
Net Assets at End of the Period (In millions)	$73.0	$63.5	$55.8	$28.0	$35.3
Ratio of Expenses to Average Net Assets*	2.89%	2.90%	2.90%	3.04%	2.96%
Ratio of Net Investment Loss to Average Net Assets*	(.61%)	(.26%)	(.24%)	(.71%)	(.91%)
Portfolio Turnover	73%	60%	89%	86%	94%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	N/A	3.01%	3.26%	3.57%	3.21%
Ratio of Net Investment Loss to Average Net Assets	N/A	(.37%)	(.60%)	(1.24%)	(1.16%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.89%	2.90%	2.90%	2.90%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

26

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$14.32	$10.81	$8.18	$8.10	$7.90
Net Investment Loss (a)	(.11)	(.03)	(.02)	(.05)	(.07)
Net Realized and Unrealized Gain	5.21	3.54	2.65	.13	.27
Total from Investment Operations	5.10	3.51	2.63	.08	.20
Net Asset Value, End of the Period	$19.42	$14.32	$10.81	$8.18	$8.10
Total Return* (b)	35.61%	32.47%	32.15%	.99%	2.53%
Net Assets at End of the Period (In millions)	$58.2	$42.3	$34.6	$13.9	$17.1
Ratio of Expenses to Average Net Assets*	2.89%	2.90%	2.90%	3.04%	2.96%
Ratio of Net Investment Loss to Average Net Assets*	(.61%)	(.25%)	(.21%)	(.71%)	(.91%)
Portfolio Turnover	73%	60%	89%	86%	94%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	N/A	3.01%	3.26%	3.57%	3.21%
Ratio of Net Investment Loss to Average Net Assets	N/A	(.36%)	(.57%)	(1.24%)	(1.16%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.89%	2.90%	2.90%	2.90%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

27

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

Class I Shares	April 6, 2006 (Commencement of Operations) to June 30, 2006
Net Asset Value, Beginning of the Period	$22.84
Net Investment Income (a)	.05
Net Realized and Unrealized Loss	(2.00)
Total from Investment Operations	(1.95)
Net Asset Value, End of the Period	$20.89
Total Return* (b)	–8.54%**
Net Assets at End of the Period (In thousands)	$10.2
Ratio of Expenses to Average Net Assets*	1.90%
Ratio of Net Investment Income to Average Net Assets*	.99%
Portfolio Turnover	73%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	N/A
Ratio of Net Investment Loss to Average Net Assets	N/A
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	1.90%

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

28

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2006

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuations Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily

29

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2006 continued

aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $43,653,572. At June 30, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $51,964,997, which will expire according to the following schedule:

Amount	Expiration
$1,202,314	June 30, 2007
8,581,563	June 30, 2008
31,533,824	June 30, 2009
10,136,235	June 30, 2010
511,061	June 30, 2011

At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$358,655,900
Gross tax unrealized appreciation	$120,787,105
Gross tax unrealized depreciation	(22,578,596)
Net tax unrealized appreciation on investments	$98,208,509

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

30

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2006 continued

The tax character of distributions paid during the years ended June 30, 2006 and 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$2,210,537	$423,209
Long-term capital gain	-0-	-0-
	$2,210,537	$423,209

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book to tax basis differences relating to capital losses carried forward expiring in the current year totaling $79,865,377 were reclassified from accumulated net realized loss to capital. Permanent book to tax basis differences relating to currency losses totaling $295,835 were reclassified from accumulated net realized loss to accumulated net investment loss. Additionally, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $6,526 was reclassified from accumulated net investment loss to accumulated net realized loss.

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$773,952
Undistributed long-term capital gain	38,411,764

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2006, the Fund's custody fee was reduced by $27,880 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the

31

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2006 continued

currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	1.25%
Next $500 million	1.20%
Next $1.5 billion	1.15%
Over $2.5 billion	1.00%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Company (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 48.5% of its investment advisory fee to the Subadvisor.

The Adviser has agreed to waive all expenses in excess of 2.15% of Class A average net assets, 2.90% of Class B average net assets, 2.90% of Class C average net assets, and 1.90% of Class I average net assets. This waiver is voluntary and can be discontinued at any time. For the year ended June 30, 2006, the Adviser did not waive any of its advisory fees.

For the year ended June 30, 2006, the Fund recognized expenses of approximately $7,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $83,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

32

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2006 continued

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $1,080,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $126,421 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $5,526.

For the year ended June 30,2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $224,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $86,600. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2006 and 2005, transactions were as follows:

	For The Year Ended June 30, 2006		For The Year Ended June 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	9,534,820	$191,428,373	4,452,241	$63,503,125
Class B	1,511,773	28,526,615	860,730	11,381,584
Class C	975,516	18,504,403	611,215	7,969,864
Class I	488	10,992	-0-	-0-
Total Sales	12,022,597	$238,470,383	5,924,186	$82,854,573
Dividend Reinvestment:
Class A	45,333	$858,171	21,188	$285,705
Class B	-0-	-0-	-0-	-0-
Class C	-0-	-0-	-0-	-0-
Class I	-0-	-0-	-0-	-0-
Total Dividend Reinvestment	45,333	$858,171	21,188	$285,705

33

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2006 continued

Repurchases:
Class A	(5,518,414)	$(109,422,877)	(3,860,450)	$(53,012,484)
Class B	(2,194,425)	(39,510,280)	(1,589,637)	(20,627,493)
Class C	(934,904)	(17,481,266)	(857,662)	(11,016,191)
Class I	-0-	-0-	-0-	-0-
Total Repurchases	(8,647,743)	$(166,414,423)	(6,307,749)	$(84,656,168)

4.  Redemption Fee

Effective September 26, 2005, the Fund assesses a 2% redemption fee on proceeds of Fund Shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the period ended June 30, 2006, the Fund received redemption fees of approximately $32,200, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $361,733,614 and $289,584,986, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $4,357,600 and $2,607,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

34

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2006 continued

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

8.  Legal Matters

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative suit which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss the action described in the next paragraph. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the action described in the next paragraph. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above.

The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, were listed as nominal defendants. The complaint alleged that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint sought, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court initially granted in part and denied in part defendants' motion to dismiss this complaint. The defendants moved the court to reconsider those claims it denied. The plaintiff thereafter voluntarily dismissed the independent trustees from the action without prejudice. On June 14, 2006, the court entered an order granting defendants' motion for reconsideration and dismissing all claims in the action.

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Plaintiff filed the complaint in state

35

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2006 continued

court, but defendants removed the case to federal district court under a federal law that provides for removal and dismissal of certain securities class actions that are based on state, rather than federal, law. The district court initially remanded the case to state court, but the court of appeals reversed the district court's remand. The district court then dismissed the action with prejudice. On June 15, 2006, the Supreme Court vacated the judgment of the court of appeals, finding that the court of appeals lacked appellate jurisdiction to review the district court's decision to remand the case to state court. Plaintiff also separately appealed the order of the district court dismissing the action with prejudice. That appeal remains pending in the court of appeals. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

36

Van Kampen Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen Emerging Markets Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 14, 2006

37

Van Kampen Emerging Markets Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison

President and Principal Executive Officer

Dennis Shea

Vice President

J. David Germany

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Phillip G. Goff

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Investment Subadviser

Morgan Stanley Investment Company

23 Church Street

16-01 Capital Square

Singapore 049481

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank

and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606-4301

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2006. The Fund intends to pass through foreign tax credits of $908,761 and has derived gross income from sources within foreign countries amounting to $6,765,795. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund may designate up to a maximum of $2,210,537 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

38

Van Kampen Emerging Markets Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (61) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (67) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

39

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (65) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

40

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (58) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (54) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (70) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

41

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (70) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (65) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (64) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

42

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Interested Director:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

43

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 25 Cabot Square, Canary Wharf London, GBR E14 4QA	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

44

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management Inc. since June 2005. Chief Financial Officer and Treasurer of funds in the Fund Complex since August 2005. Prior to June 2005, Vice President and Chief Financial Officer of Enterprise Capital Management, Inc., an investment holding company.

45

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

455, 555, 655
MSEM ANR 8/06
RN06-02192P-Y06/06

ANNUAL REPORT

June 30, 2006

MUTUAL FUNDS

Van Kampen

Equity Growth
Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Equity Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2006.

This piece must be preceded or accompanied by the fund's prospectus. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/06

This chart compares your fund's performance to that of the Russell 1000 Growth Index from 5/31/98 (the first month-end after inception) through 6/30/06. Class A shares, adjusted for sales charges.

	A Shares since 5/28/98		B Shares since 5/28/98		C Shares since 5/28/98		I Shares since 8/12/05
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	2.04%	1.30%	1.30%	1.30%	1.34%	1.34%	6.74%
5–year	–0.02	–1.20	–0.77	–1.07	–0.68	–0.68	—
1–year	11.40	4.98	10.49	5.49	10.45	9.45	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million, Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Russell 1000® Growth Index is generally representative of the U.S. market for large-capitalization stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2006

Market Conditions

For the 12-month period ended June 30, 2006, equity markets were marked by increasing volatility and investor uncertainty. Concerns over inflation, which abated earlier in the period, began to rise as investors noticed signs of a slowing economy. Consumer spending and housing sales decelerated, prompting investors to wonder if the constant monetary tightening conducted by the Federal Open Market Committee (the "Fed") was having a detrimental, rather than a salutary, effect on the economy. This declining investor sentiment led to a market correction at the end of the period.

The period began well, as worries about inflation lessened in the face of positive economic news. By the late summer in 2005, however, the markets declined, due largely to the devastation wrought by the Gulf Coast hurricanes, and the damage the storms caused to the oil refineries of that region sent already high oil prices skyrocketing. However, by October the markets rebounded as investors responded with optimism to falling oil prices, better-than-expected economic data, and strengthening consumer trends. In addition, the nomination of Ben S. Bernanake to Chairman of the Fed in November, and subsequent hints about the Fed possibly slowing the pace of rate increases, buoyed investor confidence throughout November and into December. Yet this enthusiasm died down towards the close of the calendar year as investors tried to gain their footing amid mixed economic signals, continued monetary tightening and troubling trends in the bond markets.

The stock market rallied strongly in the beginning of 2006, caused by the trend known as the "January Effect", in which investors rotate into higher-risk and higher-volatility segments of the market such as small cap and technology stocks. By February, however, the market gave back much of its gains as exceptionally strong gross domestic product data in the first quarter of 2006 coupled with high commodity prices reignited concerns about inflation and economic growth. The Fed once again raised the federal funds target rate, and investors began to speculate about whether this constant monetary tightening would potentially end up stifling economic growth. Towards the end of the period, this speculation generated greater volatility in the marketplace, despite the generally good news regarding corporate profits and earnings growth.

Growth stocks led in the first half of the period, but trailed value stocks for the 12 months overall. In the final months of the period, as markets became more turbulent investors were increasingly reluctant to pay a premium for the higher growth potential offered by growth stocks. Throughout much of the period, large-cap stocks lagged small- and mid-cap stocks, although this trend began to reverse its course towards the end of the period.

2

Performance Analysis

The fund returned 11.40 percent for the 12 months ended June 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Russell 1000® Growth Index, returned 6.12 percent for the period.

Total returns for the 12-month period ended June 30, 2006

Class A	Class B	Class C	Russell 1000® Growth Index
11.40%	10.49%	10.45%	6.12%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The fund's outperformance against the Russell 1000 Growth Index was propelled by stock selection and sector allocation decisions, most notably in the autos and transportation, utilities and other energy sectors. Within autos and transportation, an overweight allocation to the sector and stock selection in the transportation logistics area had a significant positive impact on performance. In the utilities sector, stock selection, particularly in wireless companies and gas distributors, boosted relative returns. Finally, select exposure to the crude oil producers—an industry that drove gains in the overall energy sector—also yielded strong results for the fund.

The only significant relative performance detractor was the producer durables sector. Within this group, stock selection in the homebuilding industry had a negative impact on relative results, as did a lack of exposure to aerospace companies. Also, an underweight allocation in the producer durables sector further contributed to diminished returns.

As of the close of this period, consumer discretionary represented the largest sector weighting in the fund, as well as the largest overweight allocation versus the Russell 1000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

3

Top Ten Holdings as of 6/30/06
Google, Inc., Class A	5.5%
Brookfield Asset Management, Inc., Class A	4.9
eBay, Inc.	4.8
Ultra Petroleum Corp.	4.8
Sears Holdings Corp.	4.7
Yahoo!, Inc.	4.6
Monsanto Co.	4.6
Costco Wholesale Corp.	3.1
America Movil SA de CV, Series L	3.0
First Data Corp.	2.9
Summary of Investments by Industry Classification as of 6/30/06
Internet Software & Services	16.2%
Data Processing & Outsourcing Services	5.8
Real Estate Management & Development	4.9
Oil & Gas Exploration & Production	4.8
Department Stores	4.7
Fertilizers & Agricultural Chemicals	4.6
Wireless Telecommunication Services	4.5
Air Freight & Logistics	4.4
Specialized Finance	4.2
Computer Hardware	3.8
Hypermarkets & Super Centers	3.1
Publishing	2.9
Consumer Finance	2.9
Property & Casualty	2.9
Internet Retail	2.8
Diversified Commercial Services	2.4
Homebuilding	2.3
Home Entertainment Software	2.1
Education Services	2.0
Tobacco	2.0
Biotechnology	2.0
Managed Health Care	2.0
Apparel, Accessories & Luxury Goods	2.0
Broadcasting & Cable TV	2.0
Casinos & Gaming	1.7
Human Resources & Employment Services	1.6

(continued on next page)

4

Summary of Investments by Industry Classification as of 6/30/06

(continued from previous page)

Hotels, Resorts & Cruise Lines	1.5%
Construction Materials	1.4
Health Care Supplies	1.3
Total Long-Term Investments	98.8%
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	–0.6
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/06	6/30/06	1/1/06-6/30/06
Class A
Actual	$1,000.00	$966.73	$6.24
Hypothetical	1,000.00	1,018.49	6.41
(5% annual return before expenses)
Class B
Actual	1,000.00	961.94	9.88
Hypothetical	1,000.00	1,014.79	10.14
(5% annual return before expenses)
Class C
Actual	1,000.00	962.09	9.88
Hypothetical	1,000.00	1,014.69	10.14
(5% annual return before expenses)
Class I
Actual	1,000.00	967.65	4.98
Hypothetical	1,000.00	1,019.69	5.11
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.28%, 2.03%, 2.03% and 1.02% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

On May 22, 2006, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective June 1, 2005. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory

9

agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together

10

by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

11

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2006

Description	Number of Shares	Value
Common Stocks 98.8%
Air Freight & Logistics 4.4%
C.H. Robinson Worldwide, Inc.	112,780	$6,011,174
Expeditors International of Washington, Inc.	128,420	7,192,804
		13,203,978
Apparel, Accessories & Luxury Goods 2.0%
Coach, Inc. (a)	198,331	5,930,097
Biotechnology 2.0%
Genentech, Inc. (a)	72,801	5,955,122
Broadcasting & Cable TV 2.0%
Grupo Televisa SA—ADR (Mexico)	302,400	5,839,344
Casinos & Gaming 1.7%
International Game Technology	129,796	4,924,460
Computer Hardware 3.8%
Apple Computer, Inc. (a)	86,092	4,917,575
Dell, Inc. (a)	268,359	6,550,643
		11,468,218
Construction Materials 1.4%
Cemex SA de CV—ADR (Mexico)	73,822	4,205,664
Consumer Finance 2.9%
American Express Co.	162,123	8,628,186
Data Processing & Outsourcing Services 5.8%
First Data Corp.	192,690	8,678,758
Iron Mountain, Inc. (a)	116,729	4,363,330
Paychex, Inc.	109,609	4,272,559
		17,314,647
Department Stores 4.7%
Sears Holdings Corp. (a)	91,247	14,128,685
Diversified Commercial Services 2.4%
Corporate Executive Board Co.	72,801	7,294,660
Education Services 2.0%
Apollo Group, Inc., Class A (a)	117,089	6,049,989
Fertilizers & Agricultural Chemicals 4.6%
Monsanto Co.	163,558	13,769,948

See Notes to Financial Statements

12

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Health Care Supplies 1.3%
Dade Behring Holdings, Inc.	94,587	$3,938,603
Home Entertainment Software 2.1%
Electronic Arts, Inc. (a)	144,643	6,225,435
Homebuilding 2.3%
Pulte Homes, Inc.	235,503	6,780,131
Hotels, Resorts & Cruise Lines 1.5%
Marriott International, Inc., Class A	119,976	4,573,485
Human Resources & Employment Services 1.6%
Monster Worldwide, Inc. (a)	109,174	4,657,363
Hypermarkets & Super Centers 3.1%
Costco Wholesale Corp.	160,749	9,183,590
Internet Retail 2.8%
Amazon.com, Inc. (a)	214,360	8,291,445
Internet Software & Services 16.2%
Akamai Technologies, Inc. (a)	102,582	3,712,443
eBay, Inc. (a)	491,782	14,404,295
Google, Inc., Class A (a)	39,259	16,462,476
Yahoo!, Inc. (a)	420,199	13,866,567
		48,445,781
Managed Health Care 2.0%
UnitedHealth Group, Inc.	132,554	5,935,768
Oil & Gas Exploration & Production 4.8%
Ultra Petroleum Corp. (Canada) (a)	239,707	14,207,434
Property & Casualty 2.9%
Berkshire Hathaway, Inc., Class B (a)	2,808	8,544,744
Publishing 2.9%
Getty Images, Inc. (a)	70,682	4,489,014
McGraw-Hill Cos., Inc.	84,221	4,230,421
		8,719,435
Real Estate Management & Development 4.9%
Brookfield Asset Management, Inc., Class A (Canada)	360,603	14,647,694

See Notes to Financial Statements

13

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Specialized Finance 4.2%
Chicago Mercantile Exchange Holdings, Inc.	10,488	$5,151,181
Moody's Corp.	137,803	7,504,751
		12,655,932
Tobacco 2.0%
Altria Group, Inc.	82,263	6,040,572
Wireless Telecommunication Services 4.5%
America Movil SA de CV, Series L—ADR (Mexico)	266,256	8,855,675
Crown Castle International Corp. (a)	134,728	4,653,505
		13,509,180
Total Long-Term Investments 98.8% (Cost $255,475,198)		295,069,590
Repurchase Agreement 1.8%
State Street Bank & Trust Co. ($5,366,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.10%, dated 06/30/06, to be sold on 07/03/06 at $5,368,281) (Cost $5,366,000)		5,366,000
Total Investments 100.6% (Cost $260,841,198)		300,435,590
Liabilities in Excess of Other Assets (0.6%)		(1,854,466)
Net Assets 100.0%		$298,581,124

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR—American Depositary Receipt

See Notes to Financial Statements

14

Van Kampen Equity Growth Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2006

Assets:
Total Investments (Cost $260,841,198)	$300,435,590
Cash	230
Receivables:
Investments Sold	736,246
Dividends	134,359
Fund Shares Sold	122,039
Interest	760
Other	191,292
Total Assets	301,620,516
Liabilities:
Payables:
Investments Purchased	1,522,816
Fund Shares Repurchased	742,110
Distributor and Affiliates	233,653
Investment Advisory Fee	120,648
Directors' Deferred Compensation and Retirement Plans	265,123
Accrued Expenses	155,042
Total Liabilities	3,039,392
Net Assets	$298,581,124
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$432,816,298
Net Unrealized Appreciation	39,594,392
Accumulated Net Investment Loss	(253,375)
Accumulated Net Realized Loss	(173,576,191)
Net Assets	$298,581,124
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $183,326,198 and 17,058,382 shares of beneficial interest issued and outstanding)	$10.75
Maximum sales charge (5.75%* of offering price)	.66
Maximum offering price to public	$11.41
Class B Shares: Net asset value and offering price per share (Based on net assets of $84,603,685 and 8,364,505 shares of beneficial interest issued and outstanding)	$10.11
Class C Shares: Net asset value and offering price per share (Based on net assets of $29,693,277 and 2,925,306 shares of beneficial interest issued and outstanding)	$10.15
Class I Shares: Net asset value and offering price per share (Based on net assets of $957,964 and 88,961 shares of beneficial interest issued and outstanding)	$10.77

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

15

Van Kampen Equity Growth Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $22,469)	$2,145,888
Interest	190,268
Total Income	2,336,156
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes A , B and C of $448,342, $1,054,603 and $319,228, respectively)	1,822,173
Investment Advisory Fee	1,591,989
Shareholder Services	1,029,416
Legal	48,952
Custody	45,654
Directors' Fees and Related Expenses	30,989
Other	389,450
Total Expenses	4,958,623
Less Credits Earned on Cash Balances	13,887
Net Expenses	4,944,736
Net Investment Loss	$(2,608,580)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$35,432,916
Foreign Currency Transactions	33
Net Realized Gain	35,432,949
Unrealized Appreciation/Depreciation:
Beginning of the Period	40,726,130
End of the Period	39,594,392
Net Unrealized Depreciation During the Period	(1,131,738)
Net Realized and Unrealized Gain	$34,301,211
Net Increase in Net Assets From Operations	$31,692,631

See Notes to Financial Statements

16

Van Kampen Equity Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2006	For The Year Ended June 30, 2005
From Investment Activities:
Operations:
Net Investment Loss	$(2,608,580)	$(1,088,825)
Net Realized Gain	35,432,949	5,367,583
Net Unrealized Appreciation/Depreciation During the Period	(1,131,738)	16,074,211
Net Change in Net Assets from Investment Activities	31,692,631	20,352,969
From Capital Transactions:
Proceeds from Shares Sold	104,021,504	211,411,840
Cost of Shares Repurchased	(131,816,001)	(48,474,718)
Net Change in Net Assets from Capital Transactions	(27,794,497)	162,937,122
Total Increase in Net Assets	3,898,134	183,290,091
Net Assets:
Beginning of the Period	294,682,990	111,392,899
End of the Period (Including accumulated net investment loss of $253,375 and $185,317, respectively)	$298,581,124	$294,682,990

See Notes to Financial Statements

17

Van Kampen Equity Growth Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$9.65	$9.25	$8.06	$8.38	$10.76
Net Investment Loss (a)	(.05)	(.04)	(.04)	(.02)	(.06)
Net Realized and Unrealized Gain/Loss	1.15	.44	1.23	(.30)	(2.32)
Total from Investment Operations	1.10	.40	1.19	(.32)	(2.38)
Net Asset Value, End of the Period	$10.75	$9.65	$9.25	$8.06	$8.38
Total Return*(b)	11.40%	4.32%	14.76%	–3.82%	–22.12%
Net Assets at End of the Period (In millions)	$183.3	$156.2	$57.0	$34.4	$31.0
Ratio of Expenses to Average Net Assets*	1.24%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets*	(.49%)	(.41%)	(.49%)	(.30%)	(.60%)
Portfolio Turnover	75%	154%	135%	186%	115%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	N/A	1.59%	1.67%	1.75%	1.60%
Ratio of Net Investment Loss to Average Net Assets	N/A	(.50%)	(.66%)	(.55%)	(.70%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

18

Van Kampen Equity Growth Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$9.15	$8.84	$7.76	$8.12	$10.51
Net Investment Loss (a)	(.13)	(.10)	(.11)	(.08)	(.13)
Net Realized and Unrealized Gain/Loss	1.09	.41	1.19	(.28)	(2.26)
Total from Investment Operations	.96	.31	1.08	(.36)	(2.39)
Net Asset Value, End of the Period	$10.11	$9.15	$8.84	$7.76	$8.12
Total Return*(b)	10.49%	3.51%	13.92%	–4.55%	–22.65%
Net Assets at End of the Period (In millions)	$84.6	$108.1	$33.6	$28.7	$30.4
Ratio of Expenses to Average Net Assets*	1.99%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.25%)	(1.19%)	(1.24%)	(1.05%)	(1.35%)
Portfolio Turnover	75%	154%	135%	186%	115%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	N/A	2.34%	2.42%	2.50%	2.35%
Ratio of Net Investment Loss to Average Net Assets	N/A	(1.28%)	(1.41%)	(1.30%)	(1.45%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

19

Van Kampen Equity Growth Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2006	2005	2004	2003		2002
Net Asset Value, Beginning of the Period	$9.19	$8.87	$7.79	$8.12		$10.50
Net Investment Loss (a)	(.13)	(.09)	(.11)	(.06)		(.13)
Net Realized and Unrealized Gain/Loss	1.09	.41	1.19	(.27)		(2.25)
Total from Investment Operations	.96	.32	1.08	(.33)		(2.38)
Net Asset Value, End of the Period	$10.15	$9.19	$8.87	$7.79		$8.12
Total Return*(b)	10.45%	3.61%	13.86%	–4.06	%(c)	–22.67%
Net Assets at End of the Period (In millions)	$29.7	$30.4	$20.9	$15.7		$15.7
Ratio of Expenses to Average Net Assets*	1.99%	2.25%	2.25%	2.25%		2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.25%)	(1.11%)	(1.24%)	(.81	%)(c)	(1.36%)
Portfolio Turnover	75%	154%	135%	186%		115%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	N/A	2.34%	2.42%	2.50%		2.35%
Ratio of Net Investment Loss to Average Net Assets	N/A	(1.20%)	(1.41%)	(1.06	%)(c)	(1.46%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.

N/A=Not Applicable

See Notes to Financial Statements

20

Van Kampen Equity Growth Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

Class I Shares	August 12, 2005 (Commencement of Operations) to June 30, 2006
Net Asset Value, Beginning of the Period	$10.09
Net Investment Loss (a)	(.03)
Net Realized and Unrealized Gain	.71
Total from Investment Operations	.68
Net Asset Value, End of the Period	$10.77
Total Return (b)	6.74%*
Net Assets at End of the Period (In millions)	$1.0
Ratio of Expenses to Average Net Assets	.96%
Ratio of Net Investment Loss to Average Net Assets	(.27%)
Portfolio Turnover	75%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

21

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2006

1.  Significant Accounting Policies

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 28, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

22

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2006 continued

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $35,648,538. At June 30, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $169,776,543, which will expire according to the following schedule.

Amount	Expiration
$51,487,950	June 30, 2009
96,403,579	June 30, 2010
21,885,014	June 30, 2011

At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$264,640,845
Gross tax unrealized appreciation	$52,332,967
Gross tax unrealized depreciation	(16,538,222)
Net tax unrealized appreciation on investments	$35,794,745

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date. There were no distributions paid during the years ended June 30, 2006 and 2005.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $2,546,046 has been reclassified from accumulated net investment loss to capital. Permanent book and tax differences related to the Fund's investment in other regulated investment companies totaling $5,557 has been reclassified from accumulated net investment loss to accumulated net realized loss. Additionally, a permanent book and tax difference relating to currency gains totaling $33 has been reclassified from accumulated net realized loss to accumulated net investment loss. As of June 30, 2006, there were no distributable earnings on a tax basis.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2006, the Fund's custody and accounting fees were reduced by $13,639 and $248, respectively, as a result of credits earned on cash balances.

23

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2006 continued

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.50%
Next $1 billion	.45%
Next $1 billion	.40%
Over $3 billion	.35%

The Adviser has agreed to waive all expenses in excess of 1.50% of Class A average net assets, 2.25% of Class B average net assets, 2.25% of Class C average net assets, and 1.25% of Class I average net assets. For the year ended June 30, 2006, the Adviser did not waive any of its advisory fees. This waiver is voluntary and can be discontinued at any time.

For the year ended June 30, 2006, the Fund recognized expenses of approximately $9,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $77,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $805,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $184,115 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

24

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2006 continued

For the year ended June 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc. ("Morgan Stanley"), an affiliate of the Adviser, totaling $4,464.

For the year ended June 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $125,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $104,900. Sales charges do not represent expenses of the Fund.

3. Capital Transactions

For the years ended June 30, 2006 and 2005, transactions were as follows:

	For The Year Ended June 30, 2006		For The Year Ended June 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	7,088,062	$77,023,015	12,287,603	$109,511,014
Class B	1,225,095	12,556,618	9,973,356	83,614,122
Class C	644,379	6,718,967	2,168,422	18,286,704
Class I	765,068	7,722,904	-0-	-0-
Total Sales	9,722,604	$104,021,504	24,429,381	$211,411,840
Repurchases:
Class A	(6,209,085)	$(66,431,526)	(2,263,516)	$(20,802,631)
Class B	(4,674,323)	(47,432,314)	(1,959,341)	(17,097,765)
Class C	(1,023,529)	(10,471,112)	(1,214,981)	(10,574,322)
Class I	(676,107)	(7,481,049)	-0-	-0-
Total Repurchases	(12,583,044)	$(131,816,001)	(5,437,838)	$(48,474,718)

4. Redemption Fee

Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sales or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the period ended June 30, 2006, the Fund received redemption fees of approximately $2,700, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $233,540,870 and $263,912,814, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing

25

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2006 continued

and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $366,100 and $46,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Legal Matters

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative suit which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss the action described in the next paragraph. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the action described in the next paragraph. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above.

The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, were listed as nominal defendants. The complaint alleged that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint sought, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court initially granted in part and denied in part defendants' motion to dismiss this complaint. The defendants moved the court to reconsider those claims it denied. The plaintiff thereafter voluntarily dismissed the independent trustees from the action without prejudice. On June 14, 2006, the court entered an order granting defendants' motion for reconsideration and dismissing all claims in the action.

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges,

26

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2006 continued

short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Plaintiff filed the complaint in state court, but defendants removed the case to federal district court under a federal law that provides for removal and dismissal of certain securities class actions that are based on state, rather than federal, law. The district court initially remanded the case to state court, but the court of appeals reversed the district court's remand. The district court then dismissed the action with prejudice. On June 15, 2006, the Supreme Court vacated the judgment of the court of appeals, finding that the court of appeals lacked appellate jurisdiction to review the district court's decision to remand the case to state court. Plaintiff also separately appealed the order of the district court dismissing the action with prejudice. That appeal remains pending in the court of appeals. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Van Kampen Equity Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen Equity Growth Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 14, 2006

28

Van Kampen Equity Growth Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison
President and Principal Executive Officer

Dennis Shea
Vice President

J. David Germany
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Phillip G. Goff
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen Equity Growth Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (61) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (67) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

30

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (65) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

31

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (58) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (54) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (70) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

32

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (70) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (65) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (64) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

33

Van Kampen Equity Growth Fund

Director and Officer Information continued

Interested Director:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

34

Van Kampen Equity Growth Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 25 Cabot Square, Canary Wharf London, GBR E14 4QA	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

35

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management Inc. since June 2005. Chief Financial Officer and Treasurer of funds in the Fund Complex since August 2005. Prior to June 2005, Vice President and Chief Financial Officer of Enterprise Capital Management, Inc., an investment holding company.

36

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2006 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

468, 568, 668
EQG ANR 8/06
RN06-02160P-Y06/06

ANNUAL REPORT

June 30, 2006

MUTUAL FUNDS

Van Kampen

Global Equity
Allocation Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Equity Allocation Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2006.

This piece must be preceded or accompanied by the fund's prospectus. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/06

This chart compares your fund's performance to that of the MSCI All Country World Index and the MSCI World Index with Net Dividends from 6/30/96 through 6/30/06. Class A shares, adjusted for sales charges.

	A Shares since 1/04/93		B Shares since 8/01/95		C Shares since 1/04/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charges	w/o sales charges	w/max 5.00% sales charges	w/o sales charges	w/max 1.00% sales charges
Since Inception	8.46%	7.99%	7.03%	7.03%	7.67%	7.67%
10-year	6.40	5.77	5.85	5.85	5.63	5.63
5-year	5.01	3.78	4.77	4.52	4.25	4.25
1-year	17.07	10.35	17.29	12.29	16.27	15.27

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

For the 12-month period ended June 30, 2006

Market Conditions

The 12 months ended June 30, 2006 was a strong period for global equity markets. Japan—although it ended the period with a whimper—was the strongest regional performer, followed by the emerging markets, Europe and Asia excluding Japan. The United States was a relative laggard, however, only posting a single-digit gain to the other regions' double-digit returns. Although global equity markets generally advanced for the period overall, they encountered turbulence in the period's final months. A worldwide market correction began in May despite strong global economic numbers and seemingly benign comments from the new Federal Reserve Chairman Ben S. Bernanke. The correction continued as the markets reverted to fears of a "hard landing" in the U.S. economy—in other words, overzealous monetary tightening would drive the economy into recession. In between, investors worried about inflation, deflation and stagflation. At the close of the reporting period, global markets were in a bit of a respite as investors awaited further word on the U.S. economy's fate.

Regionally speaking, economic data in Europe reflected ongoing strength: unemployment fell, business confidence was at record levels and retail sales rose. Inflation in Europe was slightly higher but the European Central Bank seemed to take pleasure in being "vigilant" and the euro was strong.

Japan was no slouch either. The second quarter Tankan survey (i.e., a short-term economic survey of enterprises in Japan,) was broadly better than expected, capital expenditures were up, machinery orders were strong and core inflation was positive, albeit a bit lower than expected. Investors increasingly expected the Bank of Japan to raise interest rates in the not too distant future.

Perhaps the most surprising economy for the quarter was that of the U.S. Despite rising interest rates and a residential real estate slowdown, June jobless claims improved markedly and consumer confidence brightened. June manufacturing data, as represented by the Purchasing Managers Index, was a bit light but not cause for alarm given that inflation continued to creep upward. The U.S. core inflation number ticked up in May for the third month in a row, and inflation-indexed Treasury (TIPS) spreads (another measure of inflation expectations) remained elevated compared to the past 12 months. However, the Employment Cost Index continued to be moderate and anecdotal evidence pointed to labor cost restraint.

Elsewhere, China's economic strength continued unabated, as May industrial production accelerated. It was a relief that inflation stayed muted, though it did tick upward to a level slightly above expectations. The Chinese government added several new administrative tightening measures to slow investment, and observers continued to keep a watchful eye on renminbi movements.

Performance Analysis

The fund returned 17.07 percent for the 12 months ended June 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the MSCI All Country World Index and the MSCI World Index with net dividends, returned 18.03 percent and 16.93 percent for the period, respectively.

Total returns for the 12-month period ended June 30, 2006

Class A	Class B	Class C	MSCI All Country World Index	MSCI World Index with net dividends
17.07%	17.29%	16.27%	18.03%	16.93%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The fund's underperformance relative to the MSCI All Country World Index was driven primarily by underweights to Europe and overweights to Hong Kong and Singapore. However, the fund did achieve positive results elsewhere. Longstanding overweights in Japan and the emerging markets, and an underweight in the U.S. contributed to relative gains. Sector allocations have been trimmed and did not have a significant impact on relative results.

During this 12-month period our investment strategy has remained consistent. We followed our long-standing discipline of trying to identify the major regions and sectors that offered the most upside. Our philosophy is to make medium-term investment decisions, based on at least a six-month outlook. As such, throughout the period, the fund remained fully invested and continued to be overweight in Japan and the emerging markets, and underweight in Europe and the U.S. From a sector perspective, we did not make any major allocation shifts, but have tilted the fund toward cyclical areas of the markets such as materials, industrials and information technology.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

Top 10 Holdings as of 6/30/06
General Electric Co.	1.3%
Exxon Mobil Corp.	1.2
Citigroup, Inc.	1.1
Toyota Motor Corp.	0.9
Microsoft Corp.	0.9
Procter & Gamble Co.	0.8
BP Plc	0.8
Petroleo Brasileiro, SA	0.7
Bank of America Corp.	0.7
Gazprom	0.6
Summary of Investments by Countries as of 6/30/06
United States	37.8%
Japan	15.1
United Kingdom	7.6
Germany	4.8
Canada	3.8
Brazil	2.2
Russia	1.9
Hong Kong	1.9
France	1.7
Australia	1.7
Switzerland	1.5
Republic of Korea (South Korea)	1.4
Turkey	1.3
Mexico	1.3
South Africa	1.3
Singapore	1.2
Sweden	1.0
Poland	1.0
Finland	0.8
China	0.7
Bermuda	0.7
Netherlands Antilles	0.6
Cayman Islands	0.6
Belgium	0.5
Thailand	0.5
India	0.5
Austria	0.5
Netherlands	0.4

(continued on next page)

Summary of Investments by Countries as of 6/30/06

(continued from previous page)

Morocco	0.2%
Norway	0.2
Denmark	0.2
Indonesia	0.2
Hungary	0.1
Greece	0.1
Luxembourg	0.0	*
Portugal	0.0	*
Ireland	0.0	*
Italy	0.0	*
Panama	0.0	*
Total Long-Term Investments	95.3%
Short-Term Investments	4.0
Foreign Currency	0.4
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

* Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. All percentages are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/06	6/30/06	1/1/06-6/30/06
Class A
Actual	$1,000.00	$1,045.54	$8.62
Hypothetical	1,000.00	1,016.39	8.50
(5% annual return before expenses)
Class B
Actual	1,000.00	1,048.09	6.35
Hypothetical	1,000.00	1,018.59	6.26
(5% annual return before expenses)
Class C
Actual	1,000.00	1,042.28	12.46
Hypothetical	1,000.00	1,012.59	12.28
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.70%, 1.25%, and 2.46% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

On May 22, 2006, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006

Description	Number of Shares	Value
Common Stocks 93.0%
Australia 1.7%
Alumina, Ltd.	16,559	$83,059
Amcor, Ltd.	12,858	63,826
AMP, Ltd.	9,685	65,708
Ansell, Ltd.	1,216	8,738
Australia and New Zealand Banking Group, Ltd.	10,530	208,063
Australian Gas & Light Co., Ltd.	3,387	44,071
BHP Biliton, Ltd.	51,198	1,103,312
BlueScope Steel, Ltd.	10,461	61,800
Boral, Ltd.	8,518	51,524
Brambles Industries Plc	7,210	58,935
Caltex Australia, Ltd.	7,354	128,968
Coca-Cola Amatil, Ltd.	3,835	20,205
Coles Myer, Ltd.	7,823	66,039
Commonwealth Bank of Australia	8,701	287,142
CSL, Ltd.	628	25,083
CSR, Ltd.	13,819	34,401
Fairfax	7,306	20,359
Foster's Group, Ltd.	14,867	60,431
Insurance Australia Group, Ltd.	12,662	50,340
Leighton Holdings, Ltd.	1,573	20,280
Lend Lease Corp., Ltd.	3,086	32,082
Macquarie Bank, Ltd.	1,522	78,039
Macquarie Infrastructure Group, Ltd.	17,128	42,765
Mayne Nickless, Ltd.	6,557	14,910
Mayne Pharma, Ltd. (a)	8,774	16,952
National Australia Bank, Ltd.	11,606	303,235
Newcrest Mining, Ltd.	4,743	74,297
OneSteel, Ltd.	8,110	24,528
Orica, Ltd.	5,470	97,107
Origin Energy, Ltd.	52,686	288,151
PaperlinX, Ltd.	6,583	15,263
Patrick Corp., Ltd.	6,803	44,992
QBE Insurance Group, Ltd.	5,056	77,021
Rinker Group, Ltd.	13,590	165,518
Rio Tinto, Ltd.	4,441	256,748
Santos, Ltd.	38,691	347,890
Stockland Trust Group (a)	12	63
Suncorp-Metway, Ltd.	4,015	57,732
Tabcorp Holdings, Ltd.	2,955	33,377
Telstra Corp., Ltd.	15,720	42,988
Transurban Group	4,230	21,846
Wesfarmers, Ltd.	2,736	71,830
Westpac Banking Corp., Ltd.	12,305	212,869

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Australia (Continued)
Woodside Petroleum, Ltd.	21,166	$692,052
Woolworths, Ltd.	7,421	111,118
		5,585,657
Austria 0.5%
Andritz, AG	210	34,714
Bank of Austria Creditanstalt, AG	607	73,190
Boehler-Udderholm, AG	1,056	57,741
Erste Bank Der Oester Spark, AG	5,538	311,669
Flughafen Wein, AG	315	24,061
IMMOFINANZ Immobilien Anlagen (a)	10,188	113,109
Mayr-Melnhof Karton, AG	128	20,614
Oesterreichish Elektrizitaets, AG, Class A	2,290	110,131
OMV, AG	4,892	291,269
Raiffeisen International Bank-Holding, AG	815	70,781
Telekom Austria, AG	9,638	214,622
Voestalpine, AG	513	77,951
Wiener Stadtische	670	39,420
Wienerberger Baustoffindustrie, AG	1,739	82,632
		1,521,904
Belgium 0.5%
AGFA-Gevaert, NV	970	23,498
Bekaert, SA	82	7,877
Belgacom, SA	1,334	44,243
Dexia	10,623	255,442
Fortis, AG	27,688	942,730
KBC Bankverzekerin Holdings	1,460	156,676
Solvay, SA	731	84,102
UCB, SA	1,480	80,074
Umicore	263	35,119
		1,629,761
Bermuda 0.7%
Accenture, Ltd., Class A	4,600	130,272
Cheung Kong Infrastructure	10,000	28,907
Esprit Holdings, Ltd.	29,500	241,202
Everest Re Group, Ltd.	700	60,599
Ingersoll-Rand Co., Ltd., Class A	7,500	320,850
Johnson Electric Holdings, Ltd.	47,500	34,556
Kerry Properties, Ltd.	11,042	37,677
Li & Fung, Ltd.	53,900	109,309
Marvell Technology Group, Ltd. (a)	2,400	106,392
Nabors Industries, Ltd. (a)	4,500	152,055
Shangri-La Asia, Ltd.	31,004	59,682
Tyco International, Ltd.	25,800	709,500

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Bermuda (Continued)
Weatherford International, Ltd. (a)	4,554	$225,969
Yue Yuen Industrial Holding	11,000	30,240
		2,247,210
Brazil 0.2%
Ambev Cia De Bebid Companhia de Bebidas das Americas (rights) (a)	221	0
Ambev Cia De Bebid Companhia de Bebidas das Americas (rights) (a)	81	1
Ambev Cia De Bebid Companhia de Bebidas das Americas	176,049	65,026
Arcelor Brasil SA	3,979	61,213
Companhia Brasileira de Distribuicao - ADR	650	20,241
Empresa Brasileira de Aeronautica, SA	18,443	168,600
Sider Nacional Cia	4,861	155,981
Souza Cruz (Cia) Npv	4,500	66,921
Uniao de Bancos Brasileiros SA - ADR	4,100	272,199
		810,182
Canada 3.8%
Abitibi-Consolidated, Inc.	7,750	20,897
Agrium, Inc.	3,250	75,464
Alcan, Inc.	5,545	259,740
ATI Technologies, Inc. (a)	1,400	20,342
Bank of Montreal	6,600	355,098
Bank of Nova Scotia	12,400	491,201
Barrick Gold Corp.	10,685	315,582
BCE, Inc.	6,300	148,879
Biovail Corp.	2,900	67,700
Bombardier, Inc., Class B (a)	18,300	50,984
Brookfield Asset Management Inc., Class A	4,200	168,783
CAE, Inc.	2,500	19,036
Cameco Corp.	5,200	207,152
Canadian Imperial Bank of Commerce	5,100	341,325
Canadian Natural Resources, Ltd.	11,500	635,833
Canadian Pacific Railway, Ltd.	3,150	160,590
Canadian Tire Corp., Class A	1,400	82,999
Celestica, Inc. (a)	3,700	35,035
CI Financial, Inc. (a)	6,300	166,713
Cognos, Inc. (a)	700	19,696
Domtar, Inc. (a)	8,300	51,229
Enbridge, Inc.	5,500	167,370
EnCana Corp.	24,932	1,312,822
Fairfax Financial Holdings, Ltd.	100	9,510
Falconbridge, Ltd.	9,450	497,769
Four Seasons Hotels, Inc.	500	30,404

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Canada (Continued)
George Weston, Ltd.	2,300	$164,418
Glamis Gold, Ltd. (a)	1,200	45,493
Goldcorp, Inc.	1,600	48,231
Husky Energy, Inc.	4,400	276,148
IGM Financial, Inc.	675	26,914
Imperial Oil, Ltd.	13,200	482,214
Inco, Ltd.	5,150	339,089
Kinross Gold Corp. (a)	2,800	30,526
Magna International, Inc., Class A	2,100	149,820
Manulife Financial Corp.	6,444	204,726
Manulife Financial Corp.	11,512	364,758
MDS, Inc., Class B	6,200	113,025
Meridian Gold, Inc. (a)	900	28,396
Methanex Corp.	600	12,647
MI Developments, Inc., Class A	1,150	38,993
National Bank of Canada	1,600	81,698
Nexen, Inc.	7,600	428,236
Nortel Networks Corp. (a)	59,664	132,551
Nova Chemicals Corp.	500	14,360
Novelis, Inc.	1,329	28,406
Petro-Canada	10,600	502,890
Potash Corp. of Saskatchewan, Inc.	2,600	222,664
Power Corp. of Canada	7,800	205,499
Rogers Communication, Inc., Class B	4,900	197,132
Royal Bank of Canada	15,200	617,096
Shell Canada, Ltd.	4,700	174,729
Sun Life Financial, Inc.	3,789	150,535
Suncor Energy, Inc.	10,700	865,930
Talisman Energy, Inc.	33,600	586,337
Teck Cominco, Ltd.	3,893	233,587
Thomson Corp.	4,000	154,116
TransAlta Corp.	2,500	51,644
TransCanada Corp.	5,644	161,033
		12,845,994
Cayman Islands 0.6%
ACE, Ltd.	1,200	60,708
ASM Pacific Technology, Ltd.	1,000	4,861
China Mengniu Dairy Co., Ltd.	31,000	38,918
GlobalSantaFe Corp.	7,098	409,910
Hutchison Telecommunications International, Ltd. (a)	40,000	65,153
Noble Corp.	200	14,884
Seagate Technology (a)	3,300	74,712
Transocean, Inc. (a)	14,600	1,172,672
XL Capital, Ltd.	2,000	122,600
		1,964,418

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
China 0.7%
Air China, Ltd., Class H (a)	76,000	$31,804
Aluminum Corp. of China, Ltd., Class H	76,000	56,269
Angang New Steel Co., Ltd., Class H	36,000	34,070
Bank of Communications, Ltd., Class H	174,000	113,143
Beijing Capital International Airport Co., Ltd., Class H	48,000	30,594
China Construction Bank, Class H (a)	657,000	300,317
China COSCO Holdings Co., Ltd., Class H (a)	49,500	25,495
China Life Insurance Co., Ltd., Class H (a)	202,000	318,620
China Petroleum & Chemical Corp., Class H	500,000	286,494
China Shipping Container Lines Co., Ltd., Class H	67,000	18,764
China Shipping Development Co., Ltd., Class H	54,000	38,937
China Telecom Corp., Ltd., Class H	406,000	132,000
Datang International Power Generation Co., Ltd., Class H	62,000	43,109
Guangshen Railway Co., Ltd., Class H	62,000	23,550
Huaneng Power International, Inc., Class H	114,000	75,596
Jiangsu Expressway Co., Ltd., Class H	52,000	29,293
Jiangxi Copper Co., Ltd., Class H	42,000	38,937
Maanshan Iron & Steel Co., Ltd., Class H	58,000	19,231
PetroChina Co., Ltd., Class H	472,000	504,436
PICC Property & Casualty Co., Ltd., Class H	74,000	27,156
Ping An Insurance Co. of China, Ltd., Class H	35,000	105,906
Sinopec Shanghai Petrochemical Co., Ltd., Class H	92,000	45,015
Yanzhou Coal Mining Co., Ltd., Class H	66,000	48,865
Zhejiang Expressway Co., Ltd., Class H	64,000	38,937
		2,386,538
Denmark 0.2%
Danske Bank A/S	9,451	359,770
DSV A/S	200	33,437
GN Store Nord A/S (GN Great Nordic)	4,500	51,699
Novo-Nordisk A/S	2,750	175,180
Novozymes A/S	581	39,252
Vestas Wind Systems A/S	2,300	62,905
		722,243
Finland 0.8%
Cargotec Corp.	635	27,818
Fortum Oyj	6,597	168,758
Kesko Oyj	5,585	214,162
Kone Oyj, Class B	1,270	52,793
Metso Oyj	3,523	127,838
Neste Oil Oyj	1,799	63,370
Nokia Oyj	67,370	1,375,267
Outokumpu Oyj	4,356	101,959
Rautaruukki Oyj	507	15,317

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Finland (Continued)
Sampo Oyj, Class A	8,129	$155,129
Stora Enso Oyj	6,653	92,924
TietoEnator Oyj	3,582	103,452
UPM-Kymmene Oyj	5,849	126,058
Uponor Oyj	484	13,093
Wartsila Oyj	782	33,007
		2,670,945
France 1.7%
Accor, SA	1,899	115,592
Air Liquide	875	170,449
Alcatel, SA	8,892	112,823
Alstom (a)	700	63,972
Arkema (a)	355	13,853
Atos Origin (a)	43	2,813
Axa (rights) (a)	13,630	11,506
Axa	13,630	447,343
BNP Paribas, SA	6,466	619,035
Bouygues, SA	1,724	88,644
Business Objects, SA (a)	289	7,885
Cap Gemini, SA	1,292	73,753
Carrefour, SA	1,380	80,912
Casino Guichard	172	13,079
CNP Assurances	519	49,356
Compagnie de Saint-Gobain	1,966	140,567
Credit Agricole, SA	3,017	114,802
Dassault Systemes, SA	262	14,041
Essilor International, SA	309	31,104
France Telecom, SA	9,220	198,238
Gecina, SA	370	48,461
Hermes International	234	20,696
Imerys, SA	308	24,622
Klepierre	334	38,683
Lafarge, SA	1,263	158,556
Lagardere SCA	722	53,284
LVMH Moet-Hennessy Louis Vuitton	1,209	119,998
Michelin (C.G.D.E.)	563	33,845
Neopost, SA	219	24,958
Peugeot, SA	626	38,953
PPR, SA	336	42,847
Publicis Groupe	745	28,777
Renault, SA	631	67,795
Safran, SA	630	13,715
Sanofi-Aventis, SA	6,300	614,827

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
France (Continued)
Schneider Electric, SA	1,391	$145,001
Societe BIC, SA	411	26,600
Societe Generale	1,860	273,589
Societe Television Francaise	915	29,843
Sodexho Alliance, SA	1,107	53,196
Suez, SA	764	10
Suez, SA	4,575	190,179
Suez, SA (a)	602	24,717
Thales, SA	813	31,758
Thomson, SA	1,376	22,756
Total, SA, Class B	14,228	936,304
Unibail	489	85,250
Valeo, SA	574	20,439
Veolia Environnement	408	21,088
Vinci, SA	926	95,403
Vivendi Universal, SA	4,327	151,644
Zodiac, SA	135	7,592
		5,815,153
Germany 4.6%
Adidas-Salomon, AG	4,304	205,778
Allianz, AG	8,195	1,294,714
Altana, AG	1,503	83,740
BASF, AG	11,304	907,697
Bayer, AG	13,812	634,925
Beiersdorf, AG	350	52,740
Celesio, AG	850	77,267
Commerzbank, AG	12,447	452,774
Continental, AG	2,753	281,416
DaimlerChrysler, AG	17,174	848,563
Deutsche Bank, AG	10,398	1,170,362
Deutsche Boerse, AG	2,130	290,146
Deutsche Lufthansa, AG	4,808	88,555
Deutsche Post, AG	15,143	405,967
Deutsche Postbank, AG	1,088	78,292
Deutsche Telekom, AG	60,221	968,983
E.On, AG	13,072	1,505,112
Fresenius Medical Care, AG & Co.	1,350	155,197
Heidelberger Druckmaschinen, AG	1,100	50,017
Hochtief, AG	1,151	64,025
Hypo Real Estate Holding, AG	2,841	172,568
Infineon Technologies, AG (a)	13,538	150,820
KarstadtQuelle, AG	1,700	45,119
Linde, AG (rights) (a)	1,636	6,319

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Germany (Continued)
Linde, AG	1,636	$126,075
MAN, AG	3,303	239,203
Merck	1,045	95,033
Metro, AG	3,050	172,897
Muenchener Rueckversicherungs	4,142	565,861
Puma, AG	257	99,907
RWE, AG	8,720	725,523
SAP, AG	4,686	988,949
Schering, AG	3,463	394,257
Siemens, AG	16,987	1,478,103
Suedzucker, AG	1,569	34,798
ThyssenKrupp, AG	7,684	263,102
TUI, AG	4,827	95,635
Volkswagen, AG	3,298	231,290
		15,501,729
Greece 0.1%
Alpha Bank A.E.	1,008	25,115
National Bank of Greece, SA	3,880	153,249
OPAP, SA	2,900	104,972
Titan Cement Co., SA	600	28,149
		311,485
Hong Kong 1.9%
Bank of East Asia	42,818	175,875
BOC Hong Kong Holdings, Ltd.	112,000	219,203
Cathay Pacific Airways, Ltd.	31,000	54,286
Cheung Kong Holdings, Ltd.	48,000	520,402
China COSCO Holdings Co., Ltd.	36,000	79,729
China Merchants Holdings International Co., Ltd.	36,567	111,354
China Mobile Hong Kong, Ltd.	146,500	837,542
China Overseas Land & Investment, Ltd.	110,000	66,924
China Overseas Land & Investment, Ltd. (warrants) (a)	13,750	398
China Resources Enterprise, Ltd.	34,000	69,390
China Resources Power Holdings Co., Ltd.	36,000	29,435
China Travel International Investment Hong Kong, Ltd.	74,000	17,818
Citic Pacific, Ltd.	36,000	106,151
CLP Holdings, Ltd.	54,900	321,286
CNOOC, Ltd.	375,000	299,370
Denway Motors, Ltd.	152,000	50,887
Guangdong Investment, Ltd.	70,000	27,040
Hang Lung Properties, Ltd.	58,000	104,928
Hang Seng Bank, Ltd.	20,900	265,209
Henderson Land Development Co., Ltd.	24,000	124,229
Hong Kong & China Gas Co., Ltd.	120,210	263,907

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Hong Kong (Continued)
Hong Kong Electric Holdings, Ltd.	42,500	$192,080
Hong Kong Exchanges & Clearing, Ltd.	31,000	199,381
Hopewell Holdings	19,000	53,333
Hutchison Whampoa, Ltd.	65,000	592,560
Hysan Development Co., Ltd.	19,783	56,041
Lenovo Group, Ltd.	104,000	34,482
Link REIT	50,000	100,112
MTR Corp., Ltd.	43,379	104,729
New World Development Co., Ltd.	71,296	116,588
Pacific Century CyberWorks, Ltd.	111,400	79,609
Shanghai Industrial Holdings, Ltd.	16,000	31,212
Sino Land Co., Ltd.	22,205	35,454
Sun Hung Kai Properties, Ltd.	42,000	428,312
Swire Pacific, Ltd., Class A	29,000	299,287
Techtronic Industries Co.	27,000	36,504
Television Broadcasts, Ltd.	8,000	49,393
Wharf Holdings, Ltd.	38,000	135,045
		6,289,485
Hungary 0.1%
Gedeon Richter Rt.	300	55,170
Magyar Olaj-es Gazipari Rt.	1,300	133,649
Magyar Telekom Rt.	8,800	33,484
OTP Bank Rt.	4,700	133,170
		355,473
India 0.5%
Asea Brown Boveri India, Ltd.	242	13,151
Associated Cement Co., Ltd.	484	8,241
Bajaj Auto, Ltd.	493	29,434
Bharat Forge, Ltd.	1,579	10,762
Bharat Heavy Electricals, Ltd.	1,065	45,095
Cipla, Ltd.	2,922	13,709
Dr. Reddy's Laboratories, Ltd.	808	22,252
Gail India, Ltd.	4,122	23,014
Glaxosmithkline Pharmaceuticals, Ltd.	290	6,534
Glenmark Pharmaceuticals, Ltd.	968	6,342
Grasim Industries, Ltd.	581	24,416
Gujarat Ambuja Cements, Ltd.	8,126	17,553
HDFC Bank, Ltd.	3,043	52,608
Hero Honda Motors, Ltd.	1,298	22,375
Hindalco Industries, Ltd.	8,714	33,217
Hindustan Lever, Ltd.	13,070	65,024
Housing Development Finance Corp., Ltd.	2,834	70,161
ICICI Bank, Ltd.	9,949	105,433

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
India (Continued)
I-Flex Solutions, Ltd.	290	$7,083
Indian Hotels Co., Ltd.	462	11,484
Infosys Technologies, Ltd.	3,098	207,180
ITC, Ltd.	17,683	70,056
Larsen & Toubro, Ltd.	825	40,175
Mahanagar Telephone Nigam, Ltd.	3,070	10,332
Mahindra & Mahindra, Ltd.	1,658	22,392
Maruti Udyog, Ltd.	1,126	19,485
Oil & Natural Gas Corp., Ltd.	2,548	61,323
Ranbaxy Laboratories, Ltd.	2,359	18,259
Reliance Communications, Ltd. (a)	10,929	59,120
Reliance Energy, Ltd.	984	9,693
Reliance Industries, Ltd.	10,209	235,013
Satyam Computer Services, Ltd.	3,721	57,355
State Bank of India	387	6,117
Sun Pharmaceuticals Industries, Ltd.	753	12,883
Tata Consultancy Services, Ltd.	1,033	39,012
Tata Motors, Ltd.	3,056	52,760
Tata Steel, Ltd.	2,158	25,013
UTI Bank, Ltd.	1,810	10,534
Wipro, Ltd.	3,213	35,825
Zee Telefilms, Ltd.	3,284	17,158
		1,597,573
Indonesia 0.2%
Aneka Tambang Tbk	11,000	5,492
Astra International Tbk	45,500	47,892
Bank Central Asia Tbk	119,500	52,893
Bank Danamon Indonesia Tbk	32,500	13,947
Bank Mandiri	123,000	22,839
Bank Rakyat Indonesia	104,500	46,254
Bumi Resources Tbk	334,500	27,806
Gudang Garam Tbk	11,000	11,281
Indocement Tunggal Prakarsa Tbk	19,500	8,842
Indofood Sukses Makmur Tbk	92,500	8,788
Indosat Tbk	43,500	20,076
International Nickel Indonesia Tbk	4,000	8,442
Kalbe Farma Tbk	97,000	13,090
Perusahaan Gas Negara	34,000	41,293
Semen Gresik (Persero) Tbk	2,500	6,423
Telekomunikasi Indonesia	185,500	147,190
Unilever Indonesia Tbk	27,000	12,024
United Tractors Tbk	26,500	15,449
		510,021

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Ireland 0.0%
Depfa Bank Plc	6,775	$112,306
Italy 0.0%
Meinl European Land, Ltd. (a)	3,344	68,135
Japan 15.1%
77th Bank, Ltd.	5,000	34,822
Acom Co., Ltd.	353	19,155
Advantest Corp.	2,150	219,058
Aeon Co., Ltd.	7,806	171,208
Aeon Credit Service Co., Ltd.	500	12,146
Aiful Corp.	350	18,687
Ajinomoto Co., Inc.	12,800	141,713
Alps Electric Co., Ltd.	3,072	38,387
Amada Co., Ltd.	5,527	57,955
Asahi Breweries, Ltd.	8,100	113,743
Asahi Glass Co., Ltd.	23,600	299,228
Asahi Kasei Corp.	23,900	156,006
Asatsu-DK, Inc.	900	29,098
Bank of Fukuoka, Ltd.	11,000	83,625
Bank of Kyoto, Ltd.	6,000	64,750
Bank of Yokohama, Ltd.	34,000	262,933
Benesse Corp.	904	31,202
Bridgestone Corp.	17,964	346,126
Canon, Inc.	22,506	1,103,274
Casio Computer Co., Ltd.	6,800	129,832
Central Glass Co.	2,000	11,901
Central Japan Railway Co.	31	308,808
Chiba Bank, Ltd.	13,000	121,548
Chiyoda Corp.	5,000	102,237
Chubu Electric Power Co., Inc.	9,352	252,514
Chugai Pharmaceutical Co., Ltd.	6,158	125,646
Citizen Watch Co., Ltd.	7,500	67,961
Coca-Cola West Japan Co., Ltd.	500	10,595
COMSYS Holdings Corp.	4,000	49,353
Credit Saison Co., Ltd.	852	40,352
CSK Corp.	1,500	68,420
Dai Nippon Printing Co., Ltd.	8,300	128,373
Daicel Chemical Industries, Ltd.	3,000	24,511
Daiichi Sankyo Co., Ltd.	15,900	437,653
Daikin Industries, Ltd.	3,400	117,948
Daimaru, Inc.	6,500	86,106
Dainippon Ink & Chemicals	14,000	52,482
DAITO Trust Construction Co.	3,303	182,987

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Japan (Continued)
Daiwa House Industry Co., Ltd.	15,800	$252,656
Daiwa Securities Co., Ltd.	63,500	756,851
Denki Kagaku Kogyo KK	9,031	37,563
Denso Corp.	12,700	415,047
Dowa Mining Co., Ltd.	11,000	97,274
East Japan Railway Co.	74	549,633
Ebara Corp.	5,800	24,733
Eisai Co., Ltd.	6,450	290,261
FamilyMart Co., Ltd.	1,303	37,573
Fanuc, Ltd.	3,500	314,401
Fast Retailing Co., Ltd.	1,550	126,638
Fuji Electric Holdings Co., Ltd.	6,000	31,405
Fuji Photo Film Co., Ltd.	8,466	284,074
Fuji Soft ABC, Inc.	900	29,649
Fuji Television Network, Inc.	13	28,854
Fujikura, Ltd.	4,000	44,145
Fujitsu, Ltd.	33,600	260,426
Furukawa Electric Co., Ltd.	9,800	63,369
Hankyu Department Stores	2,000	15,519
Hino Motors, Ltd.	2,000	11,639
Hirose Electric Co., Ltd.	1,055	128,141
Hitachi Construction Machinery	1,300	31,296
Hitachi, Ltd.	64,500	426,092
Hokkaido Electric Power Co., Inc.	2,300	54,566
Hokuhoku Financial Group, Inc.	21,000	87,714
Honda Motor Co., Ltd.	36,712	1,164,493
Hoya Corp.	9,000	320,080
Ibiden Co., Ltd.	2,100	100,926
Index Corp.	24	23,698
Inpex Corp. (a)	12	105,907
Isetan Co., Ltd.	4,603	78,433
Ishikawajima-Harima Heavy Industries Co., Ltd.	20,040	63,391
Ito En, Ltd.	1,400	51,258
Itochu Corp.	27,026	237,339
Itochu Techno-Science Corp.	700	32,235
Japan Airlines System Corp.	17,000	42,634
Japan Real Estate Investment	12	106,956
Japan Retail Fund Investment Corp.	11	86,508
Japan Tobacco, Inc.	75	273,287
JFE Holdings, Inc.	6,500	275,472
JGC Corp.	5,546	95,422
Joyo Bank, Ltd.	28,000	169,801
JSR Corp.	3,304	83,437
Kajima Corp.	24,600	112,854

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Japan (Continued)
Kaneka Corp.	4,500	$40,895
Kansai Electric Power Co., Inc.	12,900	288,570
Kao Corp.	9,745	255,036
Kawasaki Heavy Industries, Ltd.	18,000	60,556
Kawasaki Kisen Kaisha, Ltd.	3,000	17,354
Keihin Electric Express Railway Co., Ltd.	9,000	63,702
Keio Electric Railway Co., Ltd.	4,500	29,138
Keyence Corp.	1,147	292,864
Kikkoman	3,500	43,612
Kinki Nippon Railway Co., Ltd.	29,628	98,898
Kirin Brewery Co., Ltd.	15,126	237,781
Kobe Steel, Ltd.	33,000	103,233
Kokuyo Co., Ltd.	900	15,052
Komatsu, Ltd.	20,600	409,516
Konami Co., Ltd.	2,550	56,263
Konica Corp.	10,755	135,800
Koyo Seiko Co., Ltd.	1,000	19,311
Kubota Corp.	27,930	264,803
Kuraray Co., Ltd.	7,765	86,851
Kurita Water Industries, Ltd.	1,700	34,909
Kyocera Corp.	3,200	247,746
Kyowa Hakko Kogyo Co., Ltd.	6,020	40,558
Kyushu Electric Power	5,952	138,346
Lawson, Inc.	1,203	43,835
Leopalace21 Corp.	3,800	131,160
Mabuchi Motor Co., Ltd.	756	45,186
Marubeni Corp.	26,229	139,809
Marui Co., Ltd.	9,403	146,419
Matsui Securities Co., Ltd.	3,000	28,390
Matsushita Electric Industrial Co., Ltd.	37,900	799,795
Matsushita Electric Works	5,500	61,084
Meiji Dairies Corp.	5,000	34,909
Meiji Seika Kaisha, Ltd.	7,000	35,661
Meitec Corp.	700	22,815
Millea Holdings, Inc.	30	558,371
Minebea Co., Ltd.	8,000	43,551
Mitsubishi Chemical Holdings, Corp.	16,500	103,089
Mitsubishi Corp.	23,431	467,842
Mitsubishi Electric Corp.	39,928	319,940
Mitsubishi Estate Co., Ltd.	38,500	817,503
Mitsubishi Heavy Industries, Ltd.	67,526	291,488
Mitsubishi Logistics Corp.	2,000	31,318
Mitsubishi Material Corp.	36,000	153,513
Mitsubishi Rayon Co., Ltd.	10,023	81,627

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Japan (Continued)
Mitsubishi Tokyo Financial Group, Inc.	146	$2,041,244
Mitsubishi UFJ Securities Co., Ltd.	9,000	116,078
Mitsui & Co., Ltd.	3,500	23,794
Mitsui & Co., Ltd.	27,731	391,588
Mitsui Chemicals, Inc.	10,000	65,274
Mitsui Fudosan Co., Ltd.	27,500	597,147
Mitsui Mining & Smelting Co., Ltd.	21,024	124,006
Mitsui Sumitomo Insurance Co., Ltd.	18,500	232,301
Mitsui Trust Holdings, Inc.	11,536	138,605
Mitsukoshi, Ltd.	10,529	48,118
Mizuho Financial Group, Inc.	163	1,380,173
Murata Manufacturing Co., Inc.	4,300	279,177
Namco Bandai Holdings, Inc.	400	6,078
NEC Corp.	42,600	227,071
NEC Electronics Corp. (a)	1,000	32,069
NET One Systems Co., Ltd.	14	26,057
NGK Insulators, Ltd.	7,320	85,583
NGK Spark Plug Co., Ltd.	3,530	70,945
Nidec Corp.	2,302	164,946
Nikko Cordial Corp.	27,268	348,832
Nikon Corp.	6,500	113,483
Nintendo Co., Ltd.	2,403	403,160
Nippon Building Fund, Inc.	14	135,792
Nippon Electric Glass Co., Ltd.	4,000	80,217
Nippon Express Co., Ltd.	15,500	83,703
Nippon Meat Packers, Inc.	3,300	38,237
Nippon Mining Holdings, Inc.	9,000	75,734
Nippon Oil Corp.	28,100	205,274
Nippon Sheet Glass Co., Ltd.	9,000	50,017
Nippon Steel Corp.	83,030	314,156
Nippon Telegraph & Telephone Corp.	56	274,519
Nippon Unipac Holding	22	89,969
Nippon Yusen Kabushiki Kaisha	21,429	139,315
Nishi-Nippon City Bank, Ltd.	23,000	110,136
Nissan Motor Co., Ltd.	53,304	582,226
Nisshin Seifun Group, Inc.	3,500	38,994
Nisshin Steel Co., Ltd.	3,000	9,647
Nisshinbo Industries, Inc.	1,572	17,198
Nissin Food Products Co., Ltd.	1,800	63,544
Nitto Denko Corp.	3,553	253,032
Nomura Holdings, Inc.	63,532	1,190,809
Nomura Research, Inc.	567	70,157
NSK, Ltd.	12,532	103,922
NTN Corp.	9,035	71,449

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Japan (Continued)
NTT Data Corp.	30	$129,762
NTT Docomo, Inc.	73	107,165
Obayashi Corp.	16,029	110,231
Obic Co., Ltd.	150	30,330
OJI Paper Co., Ltd.	21,600	122,873
Oki Electric Industry Co., Ltd.	12,000	28,312
Okumura Corp.	6,000	33,345
Olympus Optical Co., Ltd.	3,400	90,912
Omron Corp.	3,904	99,442
Onward Kashiyama Co., Ltd.	3,546	54,566
Oracle Corp. Japan	900	42,074
Oriental Land Co., Ltd.	1,203	67,698
Osaka Gas Co.	35,218	113,249
Pioneer Electronic Corp.	3,000	48,392
Promise Co., Ltd.	490	28,388
Resona Holdings, Inc.	89	280,750
Ricoh Co., Ltd.	11,955	234,524
Rohm Co., Ltd.	3,003	268,444
Sanken Electric Co., Ltd.	3,000	38,168
Sanyo Electric Co., Ltd.	32,400	69,930
Sapporo Holdings, Ltd.	7,000	35,416
SBI E*TRADE SECURITIES Co., Ltd.	38	50,804
Secom Co., Ltd.	1,543	72,943
Seiko Epson Corp.	1,867	50,900
Sekisui Chemical Co., Ltd.	11,524	99,491
Sekisui House, Ltd.	18,824	258,411
Seven & I Holdings Co., Ltd.	13,900	457,908
Sharp Corp.	15,600	246,459
Shimachu Co., Ltd.	1,400	36,578
Shimamura Co., Ltd.	650	71,225
Shimano, Inc.	1,900	58,109
Shimizu Corp.	17,300	96,901
Shin-Etsu Chemical Co., Ltd.	7,101	385,951
Shinko Securities	9,000	38,064
Shinsei Bank, Ltd.	19,000	120,369
Shionogi & Co., Ltd.	7,636	136,119
Shiseido Co., Ltd.	7,000	137,321
Shizuoka Bank, Ltd.	20,000	216,008
Showa Denko K.K.	9,000	40,030
Showa Shell Sekiyu K.K.	3,750	44,008
Skylark Co., Ltd.	1,752	38,197
SMC Corp.	1,203	170,190
Softbank Corp.	17,550	393,357
Sompo Japan Insurance, Inc.	16,500	230,689

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Japan (Continued)
Sony Corp.	13,397	$591,182
Stanley Electric Co., Ltd.	2,350	48,462
Sumitomo Chemical Co., Ltd.	26,700	222,578
Sumitomo Corp.	16,900	222,843
Sumitomo Electric Industries, Ltd.	12,700	185,994
Sumitomo Heavy Industries, Ltd.	8,000	73,960
Sumitomo Metal Industries, Ltd.	50,000	206,222
Sumitomo Metal Mining Co.	19,000	247,711
Sumitomo Mitsui Financial Group, Inc.	101	1,067,896
Sumitomo Osaka Cement Co., Ltd.	1,000	3,076
Sumitomo Realty & Development	16,000	394,268
Sumitomo Trust & Banking Co., Ltd.	34,025	371,647
T&D Holdings, Inc.	4,800	387,976
Taiheiyo Cement Corp.	8,000	29,500
Taisei Corp.	27,000	98,619
Taisho Pharmaceutical Co.	4,616	90,553
Taiyo Yuden Co., Ltd.	2,000	25,393
Takara Holdings, Inc.	3,500	20,461
Takashimaya Co., Ltd.	8,040	100,886
Takeda Pharmaceutical Co., Ltd.	20,655	1,285,072
Takefuji Corp.	586	34,922
TDK Corp.	2,303	175,080
Teijin, Ltd.	17,629	111,837
Terumo Corp.	3,650	121,837
THK Co., Ltd.	500	14,899
TIS, Inc.	752	21,028
Tobu Railway Co., Ltd.	17,300	82,539
Toho Co., Ltd.	1,900	37,937
Tohoku Electric Power Co., Ltd.	7,250	159,013
Tokyo Broadcasting System, Inc.	1,500	36,111
Tokyo Electric Power Co., Inc.	19,750	545,351
Tokyo Electron, Ltd.	4,550	318,071
Tokyo Gas Co., Ltd.	41,721	196,501
Tokyo Tatemono Co., Ltd.	6,000	64,278
Tokyu Corp.	18,800	109,738
TonenGeneral Sekiyu K.K.	6,500	66,795
Toppan Printing Co., Ltd.	7,300	82,543
Toray Industries, Inc.	24,000	208,249
Toshiba Corp.	64,042	418,030
Tosoh Corp.	10,500	41,839
Tostem Inax Holding Corp.	4,261	89,547
Toto, Ltd.	8,800	84,124
Toyo Seikan Kaisha, Ltd.	3,817	69,209
Toyobo, Ltd.	2,000	5,662

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Japan (Continued)
Toyoda Gosei Co., Ltd.	500	$10,027
Toyota Industries Corp.	2,154	85,076
Toyota Motor Corp.	57,853	3,028,132
Trend Micro, Inc.	2,188	73,800
Uni-Charm Corp.	900	49,703
Uniden Corp.	1,000	11,045
UNY Co., Ltd.	3,556	52,420
Ushio, Inc.	1,000	21,103
USS Co., Ltd.	875	57,803
Wacoal Corp.	2,000	28,032
West Japan Railway Co.	11	45,657
Yahoo! Japan Corp.	360	190,633
Yakult Honsha Co., Ltd.	2,429	66,010
Yamada Denki Co., Ltd.	2,350	239,641
Yamaha Corp.	2,604	48,922
Yamaha Motor Corp., Ltd.	1,400	36,578
Yamanouchi Pharmaceutical Co., Ltd. (a)	12,005	440,589
Yamato Transport Co., Ltd.	7,518	133,358
Yamazaki Baking Co., Ltd.	3,500	31,348
Yokogawa Electric Corp.	4,246	60,514
		50,561,701
Luxembourg 0.1%
Arcelor	3,538	170,784
Mexico 1.3%
Alfa, SA	15,300	76,883
America Movil SA de CV	762,000	1,273,219
Cemex SA de CV	124,900	711,984
Coca Cola Femsa, SA	6,400	18,961
Corporacion Geo, SA de CV (a)	16,600	55,005
Fomento Economico Mexicano, SA de CV	28,000	234,542
Grupo Carso, SA de CV	31,800	73,463
Grupo Financiero Banorte, SA de CV	61,200	141,921
Grupo Mexico, SA de CV	44,600	127,415
Grupo Modelo, SA de CV	22,900	87,531
Grupo Televisa, SA	89,200	346,064
Kimberly-Clark de Mexico, SA de CV	21,700	68,728
Telefonos de Mexico, SA de CV (Telmex)	512,100	536,427
Urbi, Desarrollos Urbanos, SA de CV (a)	12,000	27,828
Wal-Mart de Mexico SA de CV	155,400	434,360
		4,214,331

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Morocco 0.2%
Attijariwafa Bank	500	$106,078
Banque Marocaine du Commerce Exterieur	800	91,781
HOLCIM	300	64,685
Maroc Telecom	25,700	346,406
ONA SA	700	106,539
Samir	700	70,542
Societe des Brasseries du Maroc	100	18,448
		804,479
Netherlands 0.4%
ABN Amro Holdings, NV	4,426	121,090
Aegon, NV	5,843	99,921
Akzo Nobel, NV	2,437	131,415
ASML Holding, NV (a)	1,340	27,149
Corio, NV	244	15,177
DSM, NV	1,167	48,601
Euronext, NV	325	30,470
European Aeronautic Defence and Space Co.	1,792	51,480
Hagemeyer, NV	922	4,257
Heineken, NV	1,456	61,735
ING Groep, NV CVA	5,238	205,881
James Hardie Industries, NV	6,812	38,977
Oce, NV	271	3,979
QIAGEN, NV (a)	2,888	38,971
Reed Elsevier, NV	1,182	17,779
Rodamco Europe, NV	201	19,706
Royal KPN, NV	4,504	50,638
Royal Philips Electronics, NV	2,572	80,368
STMicroelectronics, NV	848	13,656
TNT, NV	1,988	71,146
Unilever, NV CVA	4,058	92,026
Vedior, NV CVA	572	12,013
Wereldhave, NV	99	9,630
Wolters Kluwer, NV CVA	637	15,049
		1,261,114
Netherlands Antilles 0.6%
Schlumberger, Ltd.	31,000	2,018,410
Norway 0.2%
DnB Holding, ASA	4,057	50,347
Norsk Hydro, ASA	10,105	267,848
Norske Skogindustrier, ASA	900	13,193
Statoil, ASA	7,700	218,325
Tandberg Television, ASA (a)	1,100	18,245

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Norway (Continued)
Tandberg, ASA	2,200	$18,201
Telenor, ASA	8,700	105,170
Tomra Systems, ASA	599	4,859
Yara International, ASA	2,321	30,947
		727,135
Panama 0.0%
Carnival Corp.	500	20,870
Poland 1.0%
Agora, SA	4,548	49,807
Bank Pekao, SA	9,449	564,980
Bank Przemyslowo-Handlowy BPH	1,113	245,181
Bank Zachodni WBK, SA	3,007	169,387
Grupa Kety, SA	787	31,206
KGHM Polska Miedz, SA	14,932	507,500
Polski Koncern Naftowy Orlen, SA	34,944	582,831
Powszechna Kasa Oszczednosci Bank Polski, SA	45,080	524,904
Prokom Software, SA	1,510	58,686
Telekomunikacja Polska, SA	83,308	524,337
		3,258,819
Portugal 0.0%
Brisa-Auto Estradas de Portugal, SA	4,407	45,996
Portugal Telecom, SGPS, SA	8,010	96,715
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS, SA	794	9,191
		151,902
Republic of Korea (South Korea) 1.3%
Daelim Industrial Co., Ltd.	400	25,128
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	2,190	64,402
Hana Financial Group, Inc.	1,868	87,813
Hyundai Heavy Industries Co., Ltd.	1,150	129,091
Hyundai Mobis	1,590	134,574
Hyundai Motor Co.	3,200	271,852
Kia Motors Corp.	5,640	96,601
Kookmin Bank	5,020	412,711
Korea Electric Power Corp.	5,200	192,653
KT Corp.	2,830	116,779
KT&G Corp.	2,400	140,142
LG Electronics, Inc.	1,880	113,939
POSCO	1,349	361,866
Samsung Corp.	5,330	146,347
Samsung Electronics Co., Ltd.	1,769	1,124,329
Samsung Fire & Marine Insurance Co., Ltd.	680	91,383
Samsung SDI Co., Ltd.	673	46,250

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Republic of Korea (South Korea) (Continued)
Samsung Securities Co., Ltd.	670	$36,086
Shinhan Financial Group Co., Ltd.	4,380	205,439
Shinsegae Co., Ltd.	450	225,296
SK Corp.	1,550	99,657
SK Telecom Co., Ltd.	843	181,262
S-Oil Corp.	980	69,310
		4,372,910
Russia 1.8%
AO VimpelCom - ADR (a)	4,300	197,026
Gazprom - ADR	48,634	2,045,060
LUKOIL - ADR	22,700	1,888,640
Mining & Mettallurgical Co. Norilsk Nickel - ADR	3,500	455,000
Mobile Telesystems - ADR	8,200	241,408
Polyus Gold Mining Co.	5,000	225,375
RAO Unified Energy Systems - GDR	3,847	265,828
Rostelecom - ADR	1,400	40,600
Surgutneftegaz - ADR	6,800	497,080
Tatneft - ADR	3,100	238,700
		6,094,717
Singapore 1.2%
Ascendas Real Estate Investment Trust	37,000	44,881
CapitaLand, Ltd.	49,000	139,306
Capitamall Trust	31,800	42,592
Chartered Semiconductor Manufacturing (a)	49,000	41,792
City Developments, Ltd.	22,968	135,674
ComfortDelgro Corp., Ltd.	82,622	79,863
Cosco Corp., Ltd.	34,000	27,065
Creative Technology, Ltd.	2,648	14,722
DBS Group Holdings, Ltd.	51,574	589,752
Flextronics International, Ltd. (a)	14,900	158,238
Fraser & Neave, Ltd.	40,000	101,084
Jardine Cycle & Carriage, Ltd.	5,018	31,702
Keppel Corp., Ltd.	25,000	232,176
Keppel Land, Ltd.	18,000	45,942
K-REIT Asia (a)	2,000	1,605
Neptune Orient Lines, Ltd.	23,000	26,301
Oversea-Chinese Bank Corp., Ltd.	98,404	410,315
Parkway Holdings, Ltd.	30,000	46,814
Sembcorp Industries, Ltd.	39,728	81,321
SembCorp Marine, Ltd.	27,000	51,174
Singapore Airlines, Ltd.	24,000	192,564
Singapore Exchange, Ltd.	37,796	84,052
Singapore Land, Ltd.	7,000	27,861

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Singapore (Continued)
Singapore Post, Ltd.	65,000	$44,350
Singapore Press Holdings, Ltd.	73,250	190,662
Singapore Technology Engineering, Ltd.	61,367	112,045
Singapore Telecomm	311,070	499,174
STATS ChipPac, Ltd. (a)	48,000	30,173
United Overseas Bank, Ltd.	53,960	531,810
United Overseas Land, Ltd.	25,156	45,454
Venture Corp., Ltd.	10,444	69,941
		4,130,405
South Africa 1.3%
Anglo Platinum, Ltd.	2,200	231,660
AngloGold Ashanti, Ltd.	4,600	227,748
AVI, Ltd.	10,300	19,824
Barloworld, Ltd.	5,400	91,130
Bidvest Group, Ltd.	6,500	89,522
Edgars Consolidated Stores, Ltd.	10,800	43,607
FirstRand, Ltd.	91,400	215,434
Gold Fields, Ltd.	11,500	259,833
Harmony Gold Mining Co., Ltd.	10,700	170,275
Impala Platinum Holdings, Ltd.	2,200	404,966
Imperial Holdings, Ltd.	4,300	80,962
JD Group, Ltd.	4,100	37,958
Massmart Holdings, Ltd.	5,900	38,675
Mittal Steel South Africa, Ltd.	6,600	68,808
MTN Group, Ltd.	29,700	219,126
Nampak, Ltd.	22,800	58,033
Naspers, Ltd.	6,900	117,281
Nedbank Group, Ltd.	6,900	108,745
Sanlam, Ltd.	52,700	106,576
Sappi, Ltd.	7,600	93,490
Sasol, Ltd.	18,800	721,060
Standard Bank Group, Ltd.	40,500	434,937
Steinhoff International Holdings, Ltd.	20,600	61,340
Telkom South Africa, Ltd.	5,500	101,248
Tiger Brands, Ltd.	5,700	114,080
Truworths International, Ltd.	10,600	31,785
Woolworths Holdings, Ltd.	19,700	37,642
		4,185,745
Sweden 1.0%
Alfa Laval AB	300	8,983
Assa Abloy AB	4,564	76,735
Atlas Copco AB, Class A	4,902	136,228
Atlas Copco AB, Class B	3,339	86,760

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Sweden (Continued)
Electrolux AB, Class B	2,900	$41,908
Eniro AB	1,500	15,788
Ericsson, Class B	214,756	710,208
Getinge AB, Class B	2,200	37,447
Hennes & Mauritz AB, Class B	4,300	166,700
Holmen AB, Class B	700	28,304
Husqvarna AB, Class B (a)	2,900	34,957
Modern Times Group AB (a)	500	26,297
Modern Times Group AB (a)	500	1,712
Nordea Bank AB	38,213	456,639
Sandvik AB	14,200	165,248
Scania AB, Class B	1,400	63,612
Securitas AB, Class B	3,800	72,866
Skandia Forsakrings AB	28,991	199,000
Skandinaviska Enskilda Banken AB, Class A	6,610	157,518
Skanska AB, Class B	5,319	82,038
SKF AB, Class B	3,840	60,561
Ssab Svenskt Stal AB	3,000	59,819
Svenska Cellulosa AB, Class B	2,140	88,464
Svenska Handelsbanken, Class A	10,754	277,190
Tele2 AB	1,730	17,488
Teliasonera	18,012	102,364
Volvo AB, Class A	1,435	69,190
Volvo AB, Class B	2,978	146,484
Wm-Data AB, Class B	6,600	20,359
		3,410,867
Switzerland 1.5%
ABB, Ltd.	15,790	205,358
Ciba Specialty Chemicals, AG	500	27,872
Clariant, AG	1,660	23,558
Compagnie Financiere Richemont, AG, Class A	3,491	159,908
Geberit, AG	30	34,698
Givaudan, SA	50	39,364
Holcim, Ltd.	1,410	108,067
Kudelski, SA	360	8,701
Logitech International, SA (a)	790	30,500
Lonza Group, AG	270	18,518
Nestle, SA	3,788	1,189,802
Nobel Biocare Holding, AG	230	54,605
Novartis, AG	16,275	881,277
Roche Holding, AG	4,889	808,202
Schindler Holding, AG	800	41,520
Serono, SA	34	23,486

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Switzerland (Continued)
Straumann, AG	110	$28,050
Swatch Group, AG	460	16,066
Swatch Group, AG, Class B	230	38,849
Swiss RE	617	43,125
Swisscom, AG	150	49,384
Syngenta, AG	795	105,671
UBS, AG	9,544	1,046,089
Zurich Financial Services, AG	445	97,550
		5,080,220
Thailand 0.5%
Advanced Information Service Public Co., Ltd.	46,800	110,493
Airports of Thailand Public Co., Ltd.	26,900	39,517
Bangkok Bank Public Co., Ltd.	18,700	50,037
Bangkok Bank Public Co., Ltd.	52,000	144,596
Banpu Public Co., Ltd.	8,200	28,395
Hana Microelectronics Public Co., Ltd.	35,100	23,019
Italian-Thai Development Public Co., Ltd.	62,400	8,267
Kasikornbank Public Co., Ltd.	28,300	43,801
Kasikornbank Public Co., Ltd.	72,900	116,655
Krung Thai Bank Public Co., Ltd.	175,400	46,473
Land & Houses Public Co., Ltd.	93,100	17,218
Land & Houses Public Co., Ltd.	129,400	25,459
PTT Chemical PCL	17,000	37,684
PTT Exploration & Production Public Co., Ltd.	78,000	216,894
PTT Public Co., Ltd.	47,800	283,389
Ratchaburi Electricity Generating Holding Public Co., Ltd.	20,800	18,961
Shin Corp. Public Co., Ltd.	88,400	67,251
Siam Cement Public Co., Ltd.	18,800	113,431
Siam Cement Public Co., Ltd.	8,300	46,595
Siam City Cement Public Co., Ltd.	2,100	12,230
Siam Commercial Bank Public Co., Ltd.	49,900	75,269
Thai Airways International Public Co., Ltd.	32,000	32,949
Thanachart Capital Public Co., Ltd.	41,600	15,715
TISCO Bank Public Co., Ltd.	20,800	12,113
True Corp. Public Co., Ltd. (a)	104,400	23,005
		1,609,416
Turkey 1.3%
Akbank, TAS	134,677	646,790
Anadolu Efes Biracilik ve Malt Sanayii, AS	3,107	84,424
Arcelik, AS	26,414	151,056
Dogan Sirketler Grubu Holding, AS	57,161	211,306
Dogan Yayin Holding, AS (a)	35,359	120,656
Eregli Demir ve Celik Fabrikalari, TAS	61,850	295,082

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Turkey (Continued)
Ford Otomotiv Sanayi, AS	16,072	$107,654
Haci Omer Sabanci Holding, AS	96,612	261,295
Hurriyet Gazetecilik ve Matbaacilik, AS	20,090	41,132
Koc Holding, AS	50,683	151,168
Migros Turk, TAS	21,322	171,115
Trakya Cam Sanayii, AS	6,672	18,045
Tupras-Turkiye Petrol Rafinerileri, AS	19,019	318,486
Turk Hava Yollari Anonim Ortakligi	6,977	24,028
Turk Sise ve Cam Fabrikalari, AS	19,896	54,313
Turkcell Iletisim Hizmetleri, AS	76,250	349,329
Turkiye Garanti Bankasi, AS	167,486	416,995
Turkiye Is Bankasi	117,300	578,161
Yapi ve Kredi Bankasi, AS	141,587	213,834
		4,214,869
United Kingdom 7.6%
3I Group Plc	1,721	28,690
Aegis Group Plc	8,129	19,579
Alliance Unichem Plc	776	14,666
Amec Plc	3,551	20,898
Amvescap Plc	2,243	20,542
Anglo American Plc	14,846	608,913
ARM Holdings Plc	14,115	29,560
Arriva Plc	1,179	13,005
Assoc Brit Ports Holdings Plc	3,308	55,238
AstraZeneca Group Plc	18,808	1,135,212
Aviva Plc	29,431	416,615
BAE Systems Plc	37,995	259,788
Balfour Beatty Plc	6,472	41,110
Barclays Plc	63,623	722,970
Barratt Developments Plc	1,779	31,187
BBA Group Plc	5,662	27,667
Bellway Plc	1,057	22,673
Berkeley Group Holdings Plc	1,108	24,853
BG Group Plc	36,956	493,750
Billiton Plc	25,984	504,041
BOC Group Plc	5,322	155,593
Boots Co. Plc	4,448	63,293
BP Plc	215,815	2,516,233
Brambles Industries Plc	2,224	17,684
British Airways Plc (a)	7,858	49,805
British American Tobacco Plc	9,460	238,261
British Land Co. Plc	4,721	110,261
British Sky Broadcasting Group Plc	7,402	78,499

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United Kingdom (Continued)
BT Group Plc	84,070	$371,944
Bunzl Plc	4,450	50,814
Burberry Group Plc	1,955	15,545
Cadbury Schweppes Plc	20,830	200,876
Capita Group Plc	2,031	17,333
Carnival Plc	2,280	92,882
Centrica Plc	32,984	173,986
Close Brothers Group Plc	400	6,739
Cobham Plc	13,973	43,151
Compass Group Plc	27,632	134,002
Corus Group Plc	9,428	79,587
Daily Mail & General Trust	2,290	26,001
Diageo Plc	32,373	544,465
Dixons Group Plc	11,861	41,893
Electrocomponents Plc	6,515	27,920
EMAP Plc	1,916	30,169
EMI Group Plc	6,046	33,960
Enterprise Inns Plc	4,997	87,600
FirstGroup Plc	4,145	35,949
Friends Provident Plc	22,732	75,139
GKN Plc	4,896	24,717
GlaxoSmithKline Plc	66,310	1,852,796
Group 4 Securicor Plc	3,500	10,857
GUS Plc	5,048	90,174
Hammerson Plc	2,595	56,816
Hanson Plc	7,677	93,199
Hays Plc	4,890	12,208
HBOS Plc	36,834	640,267
HSBC Holdings Plc	105,821	1,861,936
ICAP Plc	1,490	13,721
IMI Plc	5,188	47,896
Imperial Chemical Industries Plc	12,631	84,787
Imperial Tobacco Group Plc	3,976	122,712
Intercontinental Hotels Groups Plc	5,788	101,199
International Power Plc	4,522	23,790
Invensys Plc (a)	34,300	12,210
Johnson Matthey Plc	2,336	57,323
Kelda Group Plc	6,276	88,841
Kesa Electricals Plc	2,315	12,372
Kingfisher Plc	7,834	34,551
Ladbrokes Plc	7,566	57,014
Land Securities Group Plc	4,226	140,196
Legal & General Group Plc	75,564	179,208
Liberty International Plc	2,256	44,430

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United Kingdom (Continued)
Lloyds TSB Group Plc	51,674	$507,878
Logica Plc	13,105	42,288
London Stock Exchange Plc	658	13,847
Man Group Plc	904	42,594
Marks & Spencer Group Plc	10,271	111,490
Meggitt Plc	6,248	36,886
MFI Furniture Group Plc	7,113	14,206
Misys Plc	4,804	19,100
Mitchells & Butlers Plc	7,467	71,180
National Express Group Plc	1,099	18,047
National Grid Plc	34,420	372,350
Next Plc	1,616	48,769
Pearson Plc	5,332	72,618
Persimmon Plc	1,833	41,827
Provident Financial Plc	784	8,916
Prudential Corp. Plc	22,565	254,953
Punch Taverns Plc	3,575	57,845
Reckitt Benckiser Plc	9,355	349,445
Reed Elsevier Plc	8,405	84,862
Rentokil Initial Plc	5,557	16,031
Resolution Plc	610	7,558
Reuters Group Plc	9,874	70,297
Rexam Plc	5,915	57,753
Rio Tinto Corp. Plc	11,258	595,195
Rolls-Royce Group Plc	21,745	166,473
Royal & Sun Alliance Insurance Group Plc	32,638	81,176
Royal Bank of Scotland Group Plc	28,291	930,174
Royal Dutch Shell Plc, Class A	41,148	1,384,855
Royal Dutch Shell Plc, Class B	28,749	1,005,306
Sainsbury(J) Plc	11,749	72,674
Schroders Plc	382	7,135
Scottish & Southern Energy Plc	11,019	234,532
Scottish Power Plc	18,476	199,187
Serco Group Plc	1,422	8,415
Severn Trent Plc	5,264	113,890
Signet Group Plc	10,421	18,500
Slough Estates Plc	3,733	42,212
Smith & Nephew Plc	8,629	66,460
Smiths Group Plc	6,696	110,326
Stagecoach Group Plc	3,575	7,619
Tate & Lyle Plc	6,752	75,602
Taylor Woodrow Plc	4,350	26,867
Tesco Plc	57,703	356,393
The Sage Group Plc	14,711	62,772

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United Kingdom (Continued)
Tomkins Plc	10,786	$57,393
Unilever Plc	13,236	297,629
United Business Media Plc	2,081	24,917
United Utilities Plc	2,678	31,768
Vodafone Group Plc	618,069	1,317,231
Whitbread Plc	3,100	66,840
William Hill Plc	5,797	67,160
Wimpey George Plc	2,909	24,462
Wolseley Plc	7,089	156,390
WPP Group Plc	6,524	78,960
Yell Group Plc	4,246	40,161
		25,523,175
United States 37.8%
3M Co.	10,000	807,700
A.G. Edwards, Inc.	1,200	66,384
Abbott Laboratories	16,400	715,204
Abercrombie & Fitch Co., Class A	700	38,801
Activision, Inc. (a)	3,200	36,416
Adobe Systems, Inc. (a)	12,700	385,572
Advance Auto Parts, Inc.	1,200	34,680
Advanced Medical Optics, Inc. (a)	800	40,560
Advanced Micro Devices, Inc. (a)	5,600	136,752
AES Corp. (a)	3,400	62,730
Aetna, Inc.	5,700	227,601
Affiliated Computer Services, Inc., Class A (a)	1,400	72,254
AFLAC, Inc.	1,500	69,525
Agilent Technologies, Inc. (a)	6,104	192,642
AGL Resources, Inc.	1,700	64,804
Air Products & Chemicals, Inc.	3,800	242,896
Airgas, Inc.	1,300	48,425
Alcoa, Inc.	12,700	410,972
Alliance Data Systems Corp. (a)	800	47,056
Alliant Energy Corp.	2,000	68,600
Alliant Techsystems, Inc. (a)	900	68,715
Allstate Corp.	1,400	76,622
ALLTEL Corp.	3,300	210,639
Altera Corp. (a)	5,100	89,505
Altria Group, Inc.	23,817	1,748,882
Amazon.com, Inc. (a)	3,500	135,380
AMB Property Corp.	800	40,440
AMBAC Financial Group, Inc.	500	40,550
Ameren Corp.	1,100	55,550
American Eagle Outfitters, Inc.	1,300	44,252

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
American Electric Power Co., Inc.	2,300	$78,775
American Express Co.	5,500	292,710
American International Group, Inc.	26,505	1,565,120
American Tower Corp., Class A (a)	3,700	115,144
AmeriCredit Corp. (a)	1,400	39,088
Ameriprise Financial, Inc.	1,700	75,939
Ametek, Inc.	900	42,642
Amgen, Inc. (a)	15,400	1,004,542
Amphenol Corp., Class A	1,200	67,152
AmSouth Bancorp	4,200	111,090
Anadarko Petroleum Corp.	12,400	591,356
Analog Devices, Inc.	4,600	147,844
Anheuser-Busch Cos., Inc.	11,700	533,403
AnnTaylor Stores Corp. (a)	600	26,028
AON Corp.	1,400	48,748
Apache Corp.	6,470	441,578
Apollo Group, Inc., Class A (a)	200	10,334
Apple Computer, Inc. (a)	9,200	525,504
Applera Corp.	2,396	77,511
Applied Materials, Inc.	30,200	491,656
Aqua America, Inc.	1,900	43,301
Arch Coal, Inc.	1,400	59,318
Archer-Daniels-Midland Co.	10,300	425,184
Archstone-Smith Trust	1,300	66,131
Arrow Electronics, Inc. (a)	2,000	64,400
Arthur J. Gallagher & Co.	600	15,204
Associated Banc-Corp.	2,151	67,821
Astoria Financial Corp.	900	27,405
AT&T, Inc.	33,400	931,526
Autodesk, Inc. (a)	2,900	99,934
Automatic Data Processing, Inc.	8,000	362,800
Avalonbay Communities, Inc.	400	44,248
Avnet, Inc. (a)	2,100	42,042
Avon Products, Inc.	12,200	378,200
Baker Hughes, Inc.	6,200	507,470
Bank of America Corp.	44,835	2,156,564
Bank of Hawaii Corp.	300	14,880
Bank of New York Co., Inc.	20,900	672,980
Barnes & Noble, Inc.	500	18,250
Baxter International, Inc.	6,800	249,968
BB & T Corp.	5,000	207,950
BEA Systems, Inc. (a)	6,600	86,394
Beazer Homes USA, Inc.	800	36,696
Beckman Coulter, Inc.	800	44,440

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
Becton, Dickinson & Co.	3,400	$207,842
Bed Bath & Beyond, Inc. (a)	4,100	135,997
BellSouth Corp.	15,700	568,340
Best Buy Co., Inc.	500	27,420
Biogen Idec, Inc. (a)	4,235	196,208
Biomet, Inc.	2,900	90,741
BJ Services Co.	3,300	122,958
BMC Software, Inc. (a)	2,700	64,530
Boeing Co.	9,400	769,954
BorgWarner, Inc.	900	58,590
Boston Properties, Inc.	600	54,240
Boston Scientific Corp. (a)	12,552	211,376
Brinker International, Inc.	2,150	78,045
Brinks Co.	900	50,769
Bristol-Myers Squibb Co.	23,000	594,780
Broadcom Corp., Class A (a)	5,300	159,265
Brown & Brown, Inc.	700	20,454
Burlington Northern Santa Fe Corp.	11,600	919,300
CA, Inc.	6,992	143,686
Cablevision Systems Corp., Class A (a)	3,500	75,075
Cadence Design Systems, Inc. (a)	9,000	154,350
Cameron International Corp. (a)	1,200	57,324
Campbell Soup Co.	5,800	215,238
Capital One Financial Corp.	500	42,725
Cardinal Health, Inc.	6,200	398,846
Career Education Corp. (a)	1,000	29,890
Caremark Rx, Inc.	3,487	173,897
CarMax, Inc. (a)	1,200	42,552
Caterpillar, Inc.	9,500	707,560
CBS Corp., Class B	13,911	376,293
CDW Corp.	800	43,720
Cendant Corp.	21,500	350,235
Centex Corp.	200	10,060
Cephalon, Inc. (a)	700	42,070
Ceridian Corp. (a)	2,200	53,768
CH Robinson Worldwide, Inc.	2,300	122,590
Charles River Laboratories International, Inc. (a)	700	25,760
Charles Schwab Corp.	9,800	156,604
CheckFree Corp. (a)	1,000	49,560
Cheesecake Factory, Inc. (a)	1,600	43,120
Chemtura Corp.	3,300	30,822
Chesapeake Energy Corp.	500	15,125
ChevronTexaco Corp.	23,165	1,437,620
Chico's FAS, Inc. (a)	1,700	45,866

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
ChoicePoint, Inc. (a)	933	$38,971
Chubb Corp.	5,400	269,460
Cigna Corp.	1,400	137,914
Cisco Systems, Inc. (a)	91,400	1,785,042
CIT Group, Inc.	500	26,145
Citigroup, Inc.	75,649	3,649,308
Citrix Systems, Inc. (a)	2,100	84,294
City National Corp.	500	32,545
Claire's Stores, Inc.	1,000	25,510
Clorox Co.	4,000	243,880
Coach, Inc. (a)	10,600	316,940
Coca-Cola Co.	21,700	933,534
Cognizant Technology Solutions Corp., Class A (a)	2,900	195,373
Colonial Bancgroup, Inc.	1,700	43,656
Comcast Corp., Class A (a)	24,163	791,097
Comerica, Inc.	2,100	109,179
Commerce Bancorp, Inc.	1,700	60,639
Community Health Systems, Inc. (a)	1,000	36,750
Compass Bancshares, Inc.	300	16,680
Computer Sciences Corp. (a)	2,700	130,788
ConAgra Foods, Inc.	13,200	291,852
CONSOL Energy, Inc.	3,000	140,160
Consolidated Edison, Inc.	1,500	66,660
Constellation Energy Group, Inc.	1,000	54,520
Con-way, Inc.	600	34,758
Corning, Inc. (a)	18,850	455,982
Corporate Executive Board Co.	400	40,080
Costco Wholesale Corp.	6,900	394,197
Countrywide Financial Corp.	700	26,656
Covance, Inc. (a)	900	55,098
Coventry Health Care, Inc. (a)	252	13,845
Cree, Inc. (a)	800	19,008
CSX Corp.	1,400	98,616
Cullen/Frost Bankers, Inc.	600	34,380
CVS Corp.	8,000	245,600
Cytyc Corp. (a)	1,500	38,040
D.R. Horton, Inc.	1,300	30,966
Danaher Corp.	7,600	488,832
Dean Foods Co. (a)	1,345	50,021
Deere & Co.	3,900	325,611
Dell, Inc. (a)	24,400	595,604
Denbury Resources, Inc. (a)	1,900	60,173
Dentsply International, Inc.	800	48,480
Developers Diversified Realty Corp.	1,100	57,398

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
Devon Energy Corp.	9,746	$588,756
Diebold, Inc.	900	36,558
Discovery Holding Co. (a)	3,569	52,214
Dollar Tree Stores, Inc. (a)	1,350	35,775
Dominion Resources, Inc.	1,900	142,101
Dover Corp.	5,300	261,979
Dow Chemical Co.	16,866	658,280
DPL, Inc.	922	24,710
DST Systems, Inc. (a)	800	47,600
DTE Energy Co.	1,000	40,740
Du Pont (E.I.) de Nemours & Co.	16,950	705,120
Duke Energy Corp.	6,816	200,186
Duke Realty Corp.	1,000	35,150
Dun & Bradstreet Corp. (a)	800	55,744
Eaton Corp.	3,300	248,820
Eaton Vance Corp.	1,800	44,928
eBay, Inc. (a)	9,900	289,971
Ecolab, Inc.	5,200	211,016
Edison International, Inc.	1,600	62,400
Edwards Lifesciences Corp. (a)	500	22,715
Electronic Arts, Inc. (a)	4,000	172,160
Electronic Data Systems Corp.	5,900	141,954
Eli Lilly & Co.	9,700	536,119
Embarq Corp. (a)	1,190	48,778
EMC Corp. (a)	32,130	352,466
Emerson Electric Co.	6,500	544,765
Energizer Holdings, Inc. (a)	800	46,856
Energy East Corp.	1,800	43,074
ENSCO International, Inc.	1,100	50,622
Entergy Corp.	1,300	91,975
EOG Resources, Inc.	2,500	173,350
Equitable Resources, Inc.	1,000	33,500
Equity Office Properties Trust	2,700	98,577
Equity Residential	1,500	67,095
Exelon Corp.	3,700	210,271
Expeditors International Washington, Inc.	2,000	112,020
Express Scripts, Inc. (a)	300	21,522
Exxon Mobil Corp.	64,311	3,945,480
F5 Networks, Inc. (a)	500	26,740
Fair Isaac Corp.	700	25,417
Fannie Mae	900	43,290
Fastenal Co.	1,400	56,406
Federated Department Stores, Inc.	6,478	237,095
FedEx Corp.	4,400	514,184

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
Fidelity National Financial, Inc.	1,847	$71,941
Fidelity National Information Services, Inc.	700	24,780
Fifth Third Bancorp	5,100	188,445
First American Corp.	1,000	42,270
First Data Corp.	11,751	529,265
FirstEnergy Corp.	1,800	97,578
Fiserv, Inc. (a)	2,800	127,008
Fisher Scientific International, Inc. (a)	224	16,363
Florida Rock Industries, Inc.	900	44,703
Flowserve Corp. (a)	900	51,210
FMC Technologies, Inc. (a)	800	53,968
Foot Locker, Inc.	1,800	44,082
Fortune Brands, Inc.	200	14,202
FPL Group, Inc.	2,000	82,760
Franklin Resources, Inc.	200	17,362
Freddie Mac	500	28,505
Freeport-McMoRan Copper & Gold, Inc., Class B	3,600	199,476
Gamestop Corp., Class A (a)	700	29,400
Gannett Co., Inc.	13,500	755,055
Gap, Inc. (The)	5,925	103,095
Genentech, Inc. (a)	5,300	433,540
General Dynamics Corp.	4,700	307,662
General Electric Co.	133,942	4,414,728
General Growth Properties, Inc.	1,400	63,084
General Mills, Inc.	7,200	371,952
Gen-Probe, Inc. (a)	600	32,388
Gentex Corp.	1,300	18,200
Genworth Financial, Inc., Class A	500	17,420
Genzyme Corp. (a)	2,600	158,730
Gilead Sciences, Inc. (a)	3,200	189,312
Golden West Financial Corp.	200	14,840
Goldman Sachs Group, Inc.	4,100	616,763
Google, Inc., Class A (a)	2,400	1,006,392
Graco, Inc.	1,200	55,176
Grant Prideco, Inc. (a)	1,400	62,650
GTECH Holdings Corp.	1,500	52,170
H&R Block, Inc.	8,900	212,354
H.J. Heinz Co.	8,600	354,492
Halliburton Co.	9,900	734,679
Hanover Compressor Co. (a)	351	6,592
Hanover Insurance Group, Inc.	800	37,968
Harrah's Entertainment, Inc.	2,943	209,483
Harris Corp.	1,600	66,416
Harsco Corp.	900	70,164

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
Hartford Financial Services Group, Inc.	1,000	$84,600
HCA, Inc.	500	21,575
HCC Insurance Holdings, Inc.	1,250	36,800
Health Net, Inc. (a)	2,400	108,408
Helmerich & Payne, Inc.	600	36,156
Henry Schein, Inc. (a)	1,100	51,403
Hewlett-Packard Co.	30,900	978,912
Hillenbrand Industries, Inc.	800	38,800
Hilton Hotels Corp.	17,500	494,900
HNI Corp.	800	36,280
Home Depot, Inc.	8,100	289,899
Honeywell International, Inc.	10,900	439,270
Hospira, Inc. (a)	1,780	76,433
Hospitality Properties Trust	800	35,136
Host Marriott Corp.	7,648	167,262
Hubbell, Inc., Class B	1,100	52,415
Hugoton Royalty Trust	200	5,940
Illinois Tool Works, Inc.	12,200	579,500
IndyMac Bancorp, Inc.	500	22,925
Integrated Device Technology, Inc. (a)	4,200	59,556
Intel Corp.	49,000	928,550
International Business Machines Corp.	17,200	1,321,304
International Game Technology	5,200	197,288
International Paper Co.	8,865	286,340
International Rectifier Corp. (a)	1,300	50,804
Intersil Corp., Class A	2,400	55,800
Intuit, Inc. (a)	2,100	126,819
Intuitive Surgical, Inc. (a)	300	35,391
Investors Financial Services Corp.	800	35,920
Invitrogen Corp. (a)	600	39,642
ITT Industries, Inc.	600	29,700
J.B. Hunt Transport Services, Inc.	2,200	54,802
J.C. Penney Co., Inc.	500	33,755
J.P. Morgan Chase & Co.	44,781	1,880,802
Jabil Circuit, Inc.	100	2,560
Jacobs Engineering Group, Inc. (a)	700	55,748
JDS Uniphase Corp. (a)	16,700	42,251
Jefferies Group, Inc.	1,600	47,408
Johnson & Johnson	27,700	1,659,784
Joy Global, Inc.	1,500	78,135
Juniper Networks, Inc. (a)	5,700	91,143
Kerr-McGee Corp.	3,788	262,698
KeyCorp	4,500	160,560
KeySpan Corp.	900	36,360

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
Kimberly-Clark Corp.	8,100	$499,770
Kimco Realty Corp.	1,400	51,086
Kinder Morgan, Inc.	2,200	219,758
Kla-Tencor Corp.	3,500	145,495
Kohl's Corp. (a)	2,300	135,976
Kraft Foods, Inc., Class A	7,000	216,300
Kroger Co.	4,200	91,812
L-3 Communications Holdings, Inc.	400	30,168
Laboratory Corp. of America Holdings (a)	2,000	124,460
Lam Research Corp. (a)	2,000	93,240
Laureate Education, Inc. (a)	600	25,578
Legg Mason, Inc.	1,250	124,400
Lehman Brothers Holdings, Inc.	4,878	317,802
Leucadia National Corp.	1,900	55,461
Lexmark International, Inc., Class A (a)	1,900	106,077
Liberty Global, Inc. (a)	2,324	47,805
Liberty Global, Inc., Class A (a)	2,324	49,966
Liberty Media Corp., Class A (a)	1,799	150,702
Liberty Media Corp., Class A (a)	8,999	155,323
Liberty Property Trust	700	30,940
Limited Brands, Inc.	6,100	156,099
Lincare Holdings, Inc. (a)	1,200	45,408
Lincoln National Corp.	2,515	141,947
Linear Technology Corp.	4,400	147,356
Liz Claiborne, Inc.	3,000	111,180
Lockheed Martin Corp.	5,100	365,874
Lowe's Cos., Inc.	3,800	230,546
Lubrizol Corp.	1,000	39,850
Lucent Technologies, Inc. (a)	58,400	141,328
Lyondell Chemical Co.	3,000	67,980
M & T Bank Corp.	169	19,928
Macerich Co.	500	35,100
Mack-Cali Realty Corp.	700	32,144
Manpower, Inc.	1,200	77,520
Marathon Oil Corp.	3,800	316,540
Marriott International, Inc., Class A	400	15,248
Marsh & McLennan Co., Inc.	1,600	43,024
Marshall & Ilsley Corp.	200	9,148
Martin Marietta Materials, Inc.	700	63,805
Masco Corp.	7,100	210,444
Maxim Integrated Products, Inc.	4,100	131,651
MBIA, Inc.	2,400	140,520
McAfee, Inc. (a)	1,600	38,832
McDonald's Corp.	11,600	389,760

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
McKesson Corp.	3,283	$155,220
MDU Resources Group, Inc.	1,400	51,254
MeadWestvaco Corp.	6,400	178,752
Medco Health Solutions, Inc. (a)	2,673	153,109
Medtronic, Inc.	12,800	600,576
Mellon Financial Corp.	13,900	478,577
MEMC Electronic Materials, Inc. (a)	1,800	67,500
Mercantile Bankshares Corp.	2,400	85,608
Merck & Co., Inc.	20,400	743,172
Merrill Lynch & Co., Inc.	11,700	813,852
Metlife, Inc.	1,700	87,057
Michaels Stores, Inc.	1,400	57,736
Microchip Technology, Inc.	5,500	184,525
Micron Technology, Inc. (a)	7,900	118,974
Microsoft Corp.	127,400	2,968,420
Millennium Pharmaceuticals, Inc. (a)	8,549	85,234
Mohawk Industries, Inc. (a)	700	49,245
MoneyGram International, Inc.	900	30,555
Monsanto Co.	5,112	430,379
Moody's Corp.	2,100	114,366
Motorola, Inc.	31,100	626,665
MSC Industrial Direct, Co., Inc., Class A	900	42,813
National City Corp.	5,213	188,658
National Fuel Gas Co.	200	7,028
National Semiconductor Corp.	4,000	95,400
National-Oilwell Varco, Inc. (a)	467	29,570
Network Appliance, Inc. (a)	5,800	204,740
New Plan Excel Realty Trust	1,000	24,690
New York Community Bancorp, Inc.	2,293	37,857
Newfield Exploration Co. (a)	1,200	58,728
Newmont Mining Corp.	7,700	407,561
News Corp., Class A	8,545	163,893
News Corp., Class B	5,748	115,995
NII Holdings, Inc. (a)	1,400	78,932
Nike, Inc., Class B	200	16,200
NiSource, Inc.	2,349	51,302
Noble Energy, Inc.	1,700	79,662
Norfolk Southern Corp.	4,100	218,202
North Fork Bancorp, Inc.	1,409	42,510
Northeast Utilities	1,500	31,005
Northern Trust Corp.	200	11,060
Northrop Grumman Corp.	4,800	307,488
Novellus Systems, Inc. (a)	2,600	64,220
NSTAR	400	11,440

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
Nucor Corp.	5,800	$314,650
NVIDIA Corp. (a)	6,100	129,869
Occidental Petroleum Corp.	4,400	451,220
Office Depot, Inc. (a)	500	19,000
OGE Energy Corp.	1,400	49,042
Old Republic International Corp.	2,962	63,298
Omnicare, Inc.	1,300	61,646
Omnicom Group, Inc.	4,200	374,178
ONEOK, Inc.	1,300	44,252
Oracle Corp. (a)	57,414	831,929
O'Reilly Automotive, Inc. (a)	1,200	37,428
OSI Restaurant Partners, Inc.	1,300	44,980
PACCAR, Inc.	2,350	193,593
Parker Hannifin Corp.	3,000	232,800
Patterson - UTI Energy, Inc.	1,800	50,958
Paychex, Inc.	5,000	194,900
PDL BioPharma, Inc. (a)	1,100	20,251
Peabody Energy Corp.	6,700	373,525
Pentair, Inc.	1,300	44,447
Pepco Holdings, Inc.	2,000	47,160
PepsiCo, Inc.	19,300	1,158,772
PETsMART, Inc.	1,800	46,080
Pfizer, Inc.	59,260	1,390,832
PG&E Corp.	2,300	90,344
Pharmaceutical Product Development, Inc.	1,000	35,120
Phelps Dodge Corp.	3,200	262,912
Pioneer Natural Resources Co.	1,300	60,333
Pitney Bowes, Inc.	3,000	123,900
Plains Exploration & Production Co. (a)	700	28,378
Plum Creek Timber Co., Inc.	1,500	53,250
PMI Group, Inc.	1,300	57,954
PNC Financial Services Group, Inc.	3,100	217,527
Pogo Producing Co.	600	27,660
Polo Ralph Lauren Corp.	900	49,410
PPG Industries, Inc.	1,900	125,400
PPL Corp.	2,200	71,060
Praxair, Inc.	6,500	351,000
Precision Castparts Corp.	1,500	89,640
Pride International, Inc. (a)	1,400	43,722
Procter & Gamble Co.	48,577	2,700,881
Progress Energy, Inc.	1,500	64,305
Progressive Corp.	2,000	51,420
ProLogis	1,200	62,544
Protective Life Corp.	1,100	51,282

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
Prudential Financial, Inc.	6,230	$484,071
Public Service Enterprise Group, Inc.	1,400	92,568
Public Storage, Inc.	500	37,950
Pulte Homes, Inc.	200	5,758
QLogic Corp. (a)	2,800	48,272
QUALCOMM, Inc.	21,300	853,491
Quest Diagnostics, Inc.	2,600	155,792
Questar Corp.	800	64,392
Quicksilver Resources, Inc. (a)	400	14,724
Qwest Communications International, Inc. (a)	13,100	105,979
Radian Group, Inc.	1,300	80,314
Raymond James Financial, Inc.	1,700	51,459
Rayonier, Inc. REIT	900	34,119
Raytheon Co.	6,100	271,877
Regency Centers Corp.	1,000	62,150
Regions Financial Corp.	5,200	172,224
Republic Services, Inc.	1,400	56,476
Rockwell Automation, Inc.	3,000	216,030
Rockwell Collins, Inc.	2,000	111,740
Rohm & Haas Co.	2,300	115,276
Ross Stores, Inc.	1,500	42,075
Ryland Group, Inc.	500	21,785
Safeway, Inc.	3,300	85,800
Saint Paul Travelers Cos., Inc.	1,669	74,404
Saks, Inc. (a)	1,600	25,872
SanDisk Corp. (a)	4,000	203,920
Sanmina-SCI Corp. (a)	8,200	37,720
Sara Lee Corp.	18,100	289,962
SCANA Corp.	1,078	41,589
Sears Holdings Corp. (a)	200	30,968
SEI Investments Co.	900	43,992
Sempra Energy	1,200	54,576
Sepracor, Inc. (a)	1,000	57,140
Sierra Pacific Resources (a)	2,700	37,800
Simon Property Group, Inc.	1,400	116,116
SLM Corp.	2,300	121,716
Smith International, Inc.	1,900	84,493
Smithfield Foods, Inc. (a)	1,200	34,596
Solectron Corp. (a)	11,200	38,304
Sonoco Products Co.	2,200	69,630
Southern Co.	4,200	134,610
Southwest Airlines Co.	3,300	54,021
Southwestern Energy Co. (a)	1,600	49,856
Sovereign Bancorp, Inc.	1,470	29,856

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
Sprint Nextel Corp.	23,800	$475,762
SPX Corp.	2,600	145,470
St. Jude Medical, Inc. (a)	3,800	123,196
Stancorp Financial Group, Inc.	700	35,637
Staples, Inc.	9,975	242,592
Starbucks Corp. (a)	6,400	241,664
Starwood Hotels & Resorts Worldwide, Inc.	8,900	537,026
State Street Corp.	9,800	569,282
Stericycle, Inc. (a)	300	19,530
Stryker Corp.	2,700	113,697
Sun Microsystems, Inc. (a)	37,200	154,380
Sunoco, Inc.	400	27,716
SunTrust Banks, Inc.	3,700	282,162
SUPERVALU, Inc.	455	13,969
Synopsys, Inc. (a)	3,200	60,064
Synthes, Inc.	500	60,325
Sysco Corp.	700	21,392
T. Rowe Price Group, Inc.	400	15,124
Target Corp.	5,900	288,333
TCF Financial Corp.	1,700	44,965
Td Banknorth, Inc.	245	7,215
Teleflex, Inc.	800	43,216
Telephone & Data Systems, Inc.	800	33,120
Tellabs, Inc. (a)	302	4,020
Tenet Healthcare Corp. (a)	7,550	52,699
Teradyne, Inc. (a)	3,800	52,934
Texas Instruments, Inc.	21,000	636,090
Textron, Inc.	1,400	129,052
Thomas & Betts Corp. (a)	1,000	51,300
Tidewater, Inc.	700	34,440
Time Warner, Inc.	39,400	681,620
Timken Co.	1,200	40,212
TJX Cos., Inc.	5,800	132,588
Toll Brothers, Inc. (a)	1,100	28,127
Triad Hospitals, Inc. (a)	1,000	39,580
TXU Corp.	3,200	191,328
Tyson Foods, Inc., Class A	738	10,967
U.S. Bancorp	21,150	653,112
Union Pacific Corp.	2,700	250,992
United Dominion Realty Trust, Inc.	1,800	50,418
United Parcel Service, Inc., Class B	9,900	815,067
United Technologies Corp.	13,600	862,512
UnitedHealth Group, Inc.	11,854	530,822
Universal Health Services, Inc., Class B	500	25,130

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
UnumProvident Corp.	2,400	$43,512
Urban Outfitters, Inc. (a)	1,500	26,235
Valero Energy Corp.	8,144	541,739
Valspar Corp.	2,200	58,102
Varian Medical Systems, Inc. (a)	1,400	66,290
VeriSign, Inc. (a)	2,000	46,340
Verizon Communications, Inc.	24,000	803,760
Vertex Pharmaceuticals, Inc. (a)	1,000	36,710
Viacom, Inc., Class B (a)	13,911	498,570
Vishay Intertechnology, Inc. (a)	4,800	75,504
Vornado Realty Trust	800	78,040
Vulcan Materials Co.	2,050	159,900
W.R. Berkley Corp.	1,650	56,315
Wachovia Corp.	17,994	973,116
Walgreen Co.	9,900	443,916
Wal-Mart Stores, Inc.	14,900	717,733
Walt Disney Co.	32,300	969,000
Washington Mutual, Inc.	1,000	45,580
Washington Post Co., Class B	100	78,001
Waste Management, Inc.	21,100	757,068
Waters Corp. (a)	400	17,760
Webster Financial Corp.	700	33,208
Weingarten Realty Investors	1,100	42,108
WellPoint, Inc. (a)	5,700	414,789
Wells Fargo & Co.	18,300	1,227,564
Western Digital Corp. (a)	2,300	45,563
Western Gas Resources, Inc.	600	35,910
Weyerhaeuser Co.	4,650	289,463
Williams Cos., Inc.	1,100	25,696
Williams-Sonoma, Inc.	1,400	47,670
Wilmington Trust Corp.	1,200	50,616
Wisconsin Energy Corp.	1,300	52,390
Wm. Wrigley Jr. Co.	250	11,340
Wyeth	15,600	692,796
Xcel Energy, Inc.	2,400	46,032
Xerox Corp. (a)	11,500	159,965
Xilinx, Inc.	4,700	106,455
XTO Energy, Inc.	3,366	149,013
Yahoo!, Inc. (a)	15,800	521,400
Yum! Brands, Inc.	3,300	165,891
Zebra Technologies Corp., Class A (a)	600	20,496
Zimmer Holdings, Inc. (a)	2,860	162,219
		126,719,640
Total Common Stocks 93.0%		311,477,721

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Preferred Stocks 2.3%
Brazil 2.0%
Ambev Cia De Bebid	879,244	$365,358
Ambev Cia De Bebid Companhia de Bebidas das Americas (rights)	402	0
Aracruz Celulos, SA	23,492	123,322
Banco Bradesco, SA	18,000	562,630
Banco Itau Holding Financeira	22,320	650,257
Braxil Telecom Participacoes, SA	12,412,545	81,035
Companhia Energetica de Minas Gerais	5,198,500	220,382
Companhia Vale do Rio Doce	65,998	1,343,179
Contax Participacoes, SA	6,605	5,977
Electrobras, SA	5,897,069	122,249
Embratel Participacoes SA	2,947,812	9,064
Gerdau SA	18,375	276,147
Klabin, SA	31,500	73,736
Petroleo Brasileiro, SA	114,100	2,274,730
Sadia, SA	25,500	67,697
Tele Norte Leste Participacoes	14,605	187,460
Telesp Celular Participacoes SA	22,269	54,081
Usiminas, SA	5,400	193,596
Votorantim Celulose e Papel, SA	4,971	77,805
		6,688,705
Germany 0.1%
Henkel KGaA	1,300	148,585
Porsche, AG	160	154,667
RWE, AG	750	56,493
Volkswagen, AG	1,962	99,125
		458,870
Republic of Korea (South Korea) 0.1%
Samsung Electronics Co., Ltd.	321	156,651
Russia 0.1%
Surgutneftegaz - ADR	3,200	336,000
Total Preferred Stocks		7,640,226
Total Long-Term Investments 95.3% (Cost $244,060,393)		319,117,947
Repurchase Agreement 4.0%
State Street Bank & Trust Co. ($13,431,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.10%, dated 06/30/06, to be sold on 07/03/06 at $13,436,708) (Cost $13,431,000)		13,431,000
Total Investments 99.3% (Cost $257,491,393)		332,548,947

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Value
Foreign Currency 0.4% (Cost $1,183,786)	$1,189,368
Other Assets in Excess of Liabilities 0.3%	1,304,906
Net Assets 100.0%	$335,043,221

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR—American Depositary Receipt

CVA—Certification Van Aandelen

GDR—Global Depositary Receipt

Forward Foreign Currency Contracts Outstanding as of June 30, 2006:
	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts:
Australian Dollar, 1,172,027 expiring 08/17/06	US $	$870,386	$(27,059)
Australian Dollar, 1,769,612 expiring 08/17/06	US $	1,314,172	(41,015)
Swiss Franc, 2,220,120 expiring 08/17/06	US $	1,825,686	(34,903)
Swiss Franc, 3,685,552 expiring 08/17/06	US $	3,030,765	(54,205)
Euro, 1,424,051 expiring 08/17/06	US $	1,827,440	(17,608)
Euro, 5,345,334 expiring 08/17/06	US $	6,859,503	(35,550)
Euro, 2,526,510 expiring 09/14/06	US $	3,247,946	50,509
Euro, 5,818,362 expiring 09/14/06	US $	7,479,775	114,602
Euro, 5,294,224 expiring 09/14/06	US $	6,805,972	108,778
Pound Sterling, 5,785,079 expiring 08/17/06	US $	10,709,214	(274,163)
Hong Kong Dollar, 2,984,366 expiring 08/17/06	US $	384,814	(186)

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Japanese Yen, 942,511,179 expiring 08/17/06	US $	$8,293,086	$(439,611)
Japanese Yen, 355,500,000 expiring 09/14/06	US $	3,140,017	(1,664)
Japanese Yen, 32,385,180 expiring 09/14/06	US $	286,048	(157)
Taiwan Dollar, 111,682,400 expiring 07/28/06	US $	3,461,696	(51,434)
			$(703,666)
Short Contracts:
Australian Dollar, 216,525 expiring 08/17/06	US $	$160,799	$(798)
Swiss Franc, 574,279 expiring 08/17/06	US $	472,251	(2,251)
Euro, 756,183 expiring 08/17/06	US $	970,387	4,613
Euro, 529,296 expiring 08/17/06	US $	679,229	2,771
Euro, 744,237 expiring 08/17/06	US $	955,056	(12,056)
Euro, 93,521 expiring 09/14/06	US $	120,226	(1,637)
Euro, 1,125,227 expiring 09/14/06	US $	1,446,532	(21,443)
Euro, 4,049,187 expiring 09/14/06	US $	5,205,418	(84,898)
Euro, 218,454 expiring 09/14/06	US $	280,833	(4,467)
Pound Sterling, 413,269 expiring 08/17/06	US $	765,035	9,965
Pound Sterling, 611,613 expiring 08/17/06	US $	1,132,204	(1,204)
Hong Kong Dollar, 69,508,761 expiring 08/17/06	US $	8,962,698	16,138
Japanese Yen, 778,338,311 expiring 08/17/06	US $	6,848,541	361,099
Japanese Yen, 1,257,508,906 expiring 08/17/06	US $	11,064,727	552,735
Japanese Yen, 196,632,480 expiring 08/17/06	US $	1,730,155	89,893
Japanese Yen, 774,664,604 expiring 08/17/06	US $	6,816,216	181,784
			1,090,244
			$386,578

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Futures Contracts Outstanding as of June 30, 2006:
	Contracts	Unrealized Appreciation/ Depreciation
Long Contracts:
Dax Index - September 2006 (Current Notional Value of $183,112 per contract)	22	$179,935
MSCI Taiwan Stock Index - July 2006 (Current Notional Value of $27,770 per contract)	165	174,991
Nikkei 225 Index - September 2006 (Current Notional Value of $135,530 per contract)	25	44,099
S&P 500 Index - September 2006 (Current Notional Value of $319,850 per contract)	17	138,040
Topix Index - September 2006 (Current Notional Value of $138,894 per contract)	3	9,642
	232	546,707
Short Contracts:
DJ Euro Stock Index - September 2006 (Current Notional Value of $46,839 per contract)	36	(42,653)
	268	$504,054

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Diversified Banks	$30,000,259	9.0%
Integrated Oil & Gas	24,075,142	7.2
Pharmaceuticals	15,604,431	4.7
Industrial Conglomerates	9,740,355	2.9
Other Diversified Financial Services	9,267,297	2.8
Oil & Gas Exploration & Production	8,282,901	2.5
Integrated Telecommunication Services	8,162,141	2.4
Diversified Metals & Mining	6,913,233	2.1
Automobile Manufacturers	6,884,768	2.1
Communications Equipment	6,471,419	1.9
Electric Utilities	5,974,675	1.8
Wireless Telecommunication Services	5,803,018	1.7
Semiconductors	5,209,801	1.6
Industrial Machinery	5,082,735	1.5
Steel	4,970,153	1.5
Real Estate Management & Development	4,834,437	1.4
Investment Banking & Brokerage	4,734,685	1.4
Aerospace & Defense	4,586,407	1.4
Computer Hardware	4,552,272	1.4
Household Products	4,439,931	1.3
Packaged Foods & Meats	4,407,069	1.3
Multi-line Insurance	4,256,904	1.3
Systems Software	4,119,120	1.2
Oil & Gas Equipment & Services	3,938,524	1.2
Diversified Chemicals	3,732,714	1.1
Regional Banks	3,611,663	1.1
Life & Health Insurance	3,482,971	1.0
Railroads	3,082,139	0.9
Electronic Equipment Manufacturers	2,962,012	0.9
Multi-Utilities	2,840,023	0.9
Tobacco	2,671,543	0.8
Movies & Entertainment	2,652,619	0.8
Health Care Equipment	2,627,182	0.8
Construction & Farm Machinery & Heavy Trucks	2,561,554	0.8
Oil & Gas Refining & Marketing	2,529,443	0.8
Internet Software & Services	2,471,790	0.7
Soft Drinks	2,427,867	0.7
Biotechnology	2,397,049	0.7
Property & Casualty Insurance	2,375,336	0.7
Hypermarkets & Super Centers	2,353,737	0.7
Asset Management & Custody Banks	2,353,462	0.7
Air Freight & Logistics	2,299,646	0.7
Broadcasting & Cable TV	2,283,554	0.7
Diversified Capital Markets	2,216,451	0.7
Application Software	2,216,170	0.7
Consumer Electronics	2,102,654	0.6

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Summary of Long-Term Investments by Industry Classification (Continued)

Industry	Value	Percent of Net Assets
Construction Materials	$2,018,396	0.6
Oil & Gas Drilling	1,930,979	0.6
Trading Companies & Distributors	1,916,447	0.6
Publishing	1,860,717	0.6
Food Retail	1,840,129	0.6
Gold	1,833,316	0.6
Data Processing & Outsourced Services	1,812,288	0.5
Office Electronics	1,682,997	0.5
Specialty Chemicals	1,677,298	0.5
Brewers	1,663,297	0.5
Electrical Components & Equipment	1,501,688	0.5
Semiconductor Equipment	1,484,183	0.4
Restaurants	1,472,320	0.4
Managed Health Care	1,433,379	0.4
Paper Products	1,408,881	0.4
IT Consulting & Other Services	1,344,358	0.4
Apparel Retail	1,340,279	0.4
Building Products	1,228,979	0.4
Department Stores	1,225,014	0.4
Homebuilding	1,224,317	0.4
Lodging/Resorts	1,199,188	0.4
Construction & Engineering	1,152,035	0.3
Apparel, Accessories & Luxury Goods	1,136,970	0.3
Computer Storage & Peripherals	1,131,872	0.3
Health Care Services	1,094,275	0.3
Commodity Chemicals	1,068,099	0.3
Industrial Gases	1,052,333	0.3
Auto Parts & Equipment	1,046,660	0.3
Environmental & Facilities Services	968,530	0.3
Gas Utilities	887,851	0.3
Aluminum	869,652	0.3
Fertilizers & Agricultural Chemicals	865,125	0.3
Diversified Commercial & Professional Services	791,901	0.2
Specialized Finance	758,407	0.2
Drug Retail	752,809	0.2
Casinos & Gaming	721,463	0.2
Heavy Electrical Equipment	710,421	0.2
Health Care Distributors	697,646	0.2
Thrifts & Mortgage Finance	691,119	0.2
Hotels, Resorts & Cruise Lines	678,670	0.2
Consumer Finance	674,520	0.2
Reinsurance	669,585	0.2
Home Entertainment Software	667,999	0.2
Tires & Rubber	661,387	0.2
Precious Metals & Minerals	636,625	0.2
Home Improvement Retail	629,532	0.2

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Summary of Long-Term Investments by Industry Classification (Continued)

Industry	Value	Percent of Net Assets
Airlines	$601,240	0.2
Oil & Gas Storage & Transportation	573,857	0.2
Personal Products	568,261	0.2
Distillers & Vintners	564,925	0.2
Retail REIT's	541,206	0.2
Advertising	530,593	0.2
Specialty Stores	470,220	0.1
Agricultural Products	459,982	0.1
Office REIT's	432,319	0.1
Photographic Products	421,056	0.1
Electronic Manufacturing Services	415,038	0.1
Independent Power Producers & Energy Traders	413,447	0.1
General Merchandise Stores	407,107	0.1
Marine	396,754	0.1
Coal & Consumable Fuels	371,535	0.1
Computer & Electronics Retail	350,725	0.1
Telecommunications	346,406	0.1
Trucking	343,136	0.1
Forest Products	323,582	0.1
Multi-Sector Holdings	316,756	0.1
Water Utilities	304,840	0.1
Catalog Retail	245,497	0.1
Highways & Railtracks	232,171	0.1
Specialized Consumer Services	230,172	0.1
Household Appliances	229,468	0.1
Paper Packaging	227,806	0.1
Commercial Printing	210,916	0.1
Office Services & Supplies	207,809	0.1
Homefurnishing Retail	197,873	0.1
Metal & Glass Containers	184,995	0.1
Technology Distributors	178,082	0.1
Residential REIT's	177,474	0.1
Health Care Facilities	169,849	0.1
Health Care Supplies	161,270	0.1
Retail Regional Malls	151,216	0.0	*
Footwear	146,346	0.0	*
Diversified REIT's	143,340	0.0	*
Distributors	141,011	0.0	*
Internet Retail	135,380	0.0	*
Marine Ports & Services	131,548	0.0	*
Automotive Retail	129,911	0.0	*
Insurance Brokers	127,430	0.0	*
Human Resource & Employment Services	119,073	0.0	*
Leisure Products	113,109	0.0	*
Home Furnishings	110,585	0.0	*
Housewares & Specialties	103,472	0.0	*

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2006 continued

Summary of Long-Term Investments by Industry Classification (Continued)

Industry	Value	Percent of Net Assets
Education Services	$97,004	0.0	%*
Airport Services	91,246	0.0	*
Motorcycle Manufacturers	88,387	0.0	*
Specialized REIT's	88,386	0.0	*
Industrial REIT's	85,321	0.0	*
Diversified	78,040	0.0	*
Leisure Facilities	67,698	0.0	*
Office	63,084	0.0	*
Industrial	62,544	0.0	*
Retail Strip Centers	62,150	0.0	*
Healthcare	52,699	0.0	*
Residential Apartments	50,418	0.0	*
Food & Drug	38,918	0.0	*
Self Storage	37,950	0.0	*
Food Distributors	35,360	0.0	*
Diversified Manufacturing	31,212	0.0	*
Financial	28,690	0.0	*
Textiles	22,860	0.0	*
	319,117,947	95.3%

*  Amount is less than 0.1%.

Van Kampen Global Equity Allocation Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2006

Assets:
Total Investments (Cost $257,491,393)	$332,548,947
Foreign Currency (Cost $1,183,786)	1,189,368
Cash	1,427,784
Receivables:
Dividends	644,712
Variation Margin on Futures	504,054
Investments Sold	234,501
Fund Shares Sold	191,621
Interest	1,903
Forward Foreign Currency Contracts	1,273,794
Other	136,240
Total Assets	338,152,924
Liabilities:
Payables:
Fund Shares Repurchased	1,538,286
Investment Advisory Fee	168,608
Distributor and Affiliates	77,761
Investments Purchased	6,012
Forward Foreign Currency Contracts	887,216
Accrued Expenses	273,521
Directors' Deferred Compensation and Retirement Plans	158,299
Total Liabilities	3,109,703
Net Assets	$335,043,221
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$346,981,543
Net Unrealized Appreciation	75,967,357
Accumulated Undistributed Net Investment Income	2,164,239
Accumulated Net Realized Loss	(90,069,918)
Net Assets	$335,043,221
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $218,845,665 and 13,812,732 shares of beneficial interest issued and outstanding)	$15.84
Maximum sales charge (5.75%* of offering price)	.97
Maximum offering price to public	$16.81
Class B Shares: Net asset value and offering price per share (Based on net assets of $81,858,426 and 5,522,319 shares of beneficial interest issued and outstanding)	$14.82
Class C Shares: Net asset value and offering price per share (Based on net assets of $34,339,130 and 2,322,535 shares of beneficial interest issued and outstanding)	$14.79

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $351,128)	$7,192,746
Interest	643,511
Total Income	7,836,257
Expenses:
Investment Advisory Fee	3,410,342
Shareholder Services	1,378,923
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $523,000, $119,350 and $352,515, respectively)	994,865
Custody	365,946
Legal	63,301
Directors' Fees and Related Expenses	29,783
Other	494,668
Total Expenses	6,737,828
Investment Advisory Fee Reduction	785,546
Less Credits Earned on Cash Balances	12,421
Net Expenses	5,939,861
Net Investment Income	$1,896,396
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$43,281,359
Futures	2,755,922
Forward Foreign Currency Contracts	511,080
Foreign Currency Transactions	(21,199)
Net Realized Gain	46,527,162
Unrealized Appreciation/Depreciation:
Beginning of the Period	71,031,775
End of the Period:
Investments	75,057,554
Futures	504,054
Forward Commitments	386,578
Foreign Currency Translation	19,171
75,967,357
Net Unrealized Appreciation During the Period	4,935,582
Net Realized and Unrealized Gain	$51,462,744
Net Increase in Net Assets From Operations	$53,359,140

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statement of Changes in Net Assets

	For The Year Ended June 30, 2006	For The Year Ended June 30, 2005
From Investment Activities:
Operations:
Net Investment Income	$1,896,396	$1,508,912
Net Realized Gain	46,527,162	11,137,322
Net Unrealized Appreciation During the Period	4,935,582	12,493,070
Change in Net Assets from Operations	53,359,140	25,139,304
Distributions from Net Investment Income:
Class A Shares	(1,689,247)	(329,799)
Class B Shares	(819,912)	-0-
Class C Shares	(26,518)	-0-
Total Distributions	(2,535,677)	(329,799)
Net Change in Net Assets from Investment Activities	50,823,463	24,809,505
From Capital Transactions:
Proceeds from Shares Sold	61,914,159	53,808,320
Net Asset Value of Shares Issued Through Dividend Reinvestment	2,443,000	319,098
Cost of Shares Repurchased	(102,446,402)	(92,512,002)
Net Change in Net Assets from Capital Transactions	(38,089,243)	(38,384,584)
Total Increase/Decrease in Net Assets	12,734,220	(13,575,079)
Net Assets:
Beginning of the Period	322,309,001	335,884,080
End of the Period (Including accumulated undistributed net investment income of $2,164,239 and 2,283,314, $respectively)	$335,043,221	$322,309,001

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$13.64	$12.60	$10.47	$11.15	$12.61
Net Investment Income (a)	.09	.07	.02	.05	.01
Net Realized and Unrealized Gain/Loss	2.23	.99	2.19	(.73)	(1.47)
Total from Investment Operations	2.32	1.06	2.21	(.68)	(1.46)
Less Distributions from Net Investment Income	.12	.02	.08	–0–	–0–
Net Asset Value, End of the Period	$15.84	$13.64	$12.60	$10.47	$11.15
Total Return* (b)	17.07%	8.45%	21.15%	–6.01%	–11.66%
Net Assets at End of the Period (In millions)	$218.8	$184.6	$179.8	$183.1	$215.2
Ratio of Expenses to Average Net Assets*	1.70%	1.70%	1.70%	1.70%	1.68%
Ratio of Net Investment Income to Average Net Assets*	.62%	.56%	.20%	.56%	.08%
Portfolio Turnover	35%	20%	35%	47%	30%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.93%	1.90%	1.88%	1.81%	N/A
Ratio of Net Investment Income to Average Net Assets .	.39%	.36%	.02%	.45%	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2006		2005		2004		2003		2002
Net Asset Value, Beginning of the Period	$12.74		$11.75		$9.71		$10.40		$11.84
Net Investment Income/Loss (a)	.10		.07		–0–	(c)	–0–	(c)	(.08)
Net Realized and Unrealized Gain/Loss	2.10		.92		2.04		(.69)		(1.36)
Total from Investment Operations	2.20		.99		2.04		(.69)		(1.44)
Less Distributions from Net Investment Income	.12		–0–		–0–		–0–		–0–
Net Asset Value, End of the Period	$14.82		$12.74		$11.75		$9.71		$10.40
Total Return* (b)	17.29	%(d)	8.43	%(d)	21.26	%(d)	–6.74	%(d)	–12.25%
Net Assets at End of the Period (In millions)	$81.9		$104.1		$117.7		$110.3		$144.9
Ratio of Expenses to Average Net Assets*	1.58	%(d)	1.69	%(d)	1.86	%(d)	2.22	%(d)	2.43%
Ratio of Net Investment Income/Loss to Average Net Assets*	.67	%(d)	.55	%(d)	.04	%(d)	.03	%(d)	(.69%)
Portfolio Turnover	35%		20%		35%		47%		30%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.81	%(d)	1.89	%(d)	2.04	%(d)	2.33	%(d)	N/A
Ratio of Net Investment Income/Loss to Average Net Assets	.44	%(d)	.35	%(d)	(.14	%)(d)	(.08	%)(d)	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $.01.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$12.73	$11.83	$9.84	$10.55	$12.02
Net Investment Loss (a)	(.02)	(.03)	(.06)	(.02)	(.08)
Net Realized and Unrealized Gain/Loss	2.09	.93	2.05	(.69)	(1.39)
Total from Investment Operations	2.07	.90	1.99	(.71)	(1.47)
Less Distributions from Net Investment Income	.01	–0–	–0–	–0–	–0–
Net Asset Value, End of the Period	$14.79	$12.73	$11.83	$9.84	$10.55
Total Return* (b)	16.27%	7.61%	20.22%	–6.73%	–12.23%
Net Assets at End of the Period (In millions)	$34.3	$33.6	$38.4	$40.5	$55.6
Ratio of Expenses to Average Net Assets*	2.45%	2.45%	2.45%	2.45%	2.43%
Ratio of Net Investment Loss to Average Net Assets*	(.16%)	(.22%)	(.58%)	(.20%)	(.69%)
Portfolio Turnover	35%	20%	35%	47%	30%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.68%	2.65%	2.63%	2.56%	N/A
Ratio of Net Investment Loss to Average Net Assets	(.39%)	(.42%)	(.76%)	(.31%)	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2006

1. Significant Accounting Policies

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of June 30, 2006, there have been no sales of Class I Shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2006 continued

companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $44,625,680. At June 30, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $86,527,045, which will expire according to the following schedule:

Amount	Expiration
$60,256,982	June 30, 2011
26,270,063	June 30, 2012

At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$260,748,036
Gross tax unrealized appreciation	$83,213,438
Gross tax unrealized depreciation	(11,412,527)
Net tax unrealized appreciation on investments	$71,800,911

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2006 continued

The tax character of distributions paid during the years ended June 30, 2006 and 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$2,886,805	$580,329
Long-term capital gain	-0-	-0-
	$2,886,805	$580,329

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to the recognition of net realized gains on foreign currency transactions totaling $489,881 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $4,763 was reclassified to accumulated net realized gain from accumulated undistributed net investment income. Additionally, a permanent book and tax basis difference relating to the sale of Passive Foreign Investment Company securities totaling $35,088 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

As of June 30, 2006, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,946,865

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on June 30, 2006.

F.  Expense Reductions During the year ended June 30, 2006, the Fund's custody fee was reduced by $12,421 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2006 continued

reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $750 million	1.00%
Next $500 million	0.95%
Over $1.25 billion	0.90%

For the year ended June 30, 2006, the Adviser waived $785,546 of its advisory fees. This waiver is voluntary and can be discontinued at any time. This resulted in net expense ratios of 1.70%, 1.58% and 2.45% for Classes A, B and C Shares, respectively.

For the year ended June 30, 2006, the Fund recognized expenses of approximately $11,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $82,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $1,134,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $89,119 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2006 continued

obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $85,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $113,500. Sales charges do not represent expenses of the Fund.

3. Capital Transactions

For the years ended June 30, 2006, and 2005, transactions were as follows:

	For The Year Ended June 30, 2006		For The Year Ended June 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	3,220,702	$48,934,588	2,690,533	$35,575,843
Class B	646,870	9,329,101	1,278,977	15,674,523
Class C	254,117	3,650,470	205,283	2,557,954
Total Sales	4,121,689	$61,914,159	4,174,793	$53,808,320
Dividend Reinvestment:
Class A	106,575	$1,617,218	24,005	$319,098
Class B	56,604	801,519	-0-	-0-
Class C	1,706	24,263	-0-	-0-
Total Dividend Reinvestment	164,885	$2,443,000	24,005	$319,098
Repurchases:
Class A	(3,052,407)	$(46,503,583)	(3,447,159)	$(44,686,808)
Class B	(3,348,517)	(47,769,463)	(3,130,028)	(37,881,711)
Class C	(573,979)	(8,173,356)	(807,245)	(9,943,483)
Total Repurchases	(6,974,903)	$(102,446,402)	(7,384,432)	$(92,512,002)

4. Redemption Fee

Prior to September 26, 2005, the Fund assessed a 2% redemption fee on the proceeds of Class A Shares of the Fund that were redeemed (either by sales or exchange) within 60 days of purchase. Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the period ended June 30, 2006, the Fund received redemption fees of $5,100, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2006 continued

5. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $113,377,645 and $142,884,182, respectively.

6. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

A.  Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions.

B.  Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for the year ended June 30, 2006, were as follows:

Contracts
Outstanding at June 30, 2005	357
Futures Opened	2,793
Futures Closed	(2,882)
Outstanding at June 30, 2006	268

7. Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2006 continued

and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $384,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Legal Matters

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative suit which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss the action described in the next paragraph. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the action described in the next paragraph. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above.

The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, were listed as nominal defendants. The complaint alleged that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint sought, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court initially granted in part and denied in part defendants' motion to dismiss this complaint. The defendants moved the court to reconsider those claims it denied. The plaintiff thereafter voluntarily dismissed the independent trustees from the action without prejudice. On June 14, 2006, the court entered an order granting defendants' motion for reconsideration and dismissing all claims in the action.

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2006 continued

foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Plaintiff filed the complaint in state court, but defendants removed the case to federal district court under a federal law that provides for removal and dismissal of certain securities class actions that are based on state, rather than federal, law. The district court initially remanded the case to state court, but the court of appeals reversed the district court's remand. The district court then dismissed the action with prejudice. On June 15, 2006, the Supreme Court vacated the judgment of the court of appeals, finding that the court of appeals lacked appellate jurisdiction to review the district court's decision to remand the case to state court. Plaintiff also separately appealed the order of the district court dismissing the action with prejudice. That appeal remains pending in the court of appeals. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

9. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Global Equity Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen Global Equity Allocation Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 14, 2006

Van Kampen Global Equity Allocation Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen *– Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison
President and Principal Executive Officer

Dennis Shea
Vice President

J. David Germany
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Phillip G. Goff
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2006. For corporate shareholders, 98% of the distributions qualify for the dividends received deduction. The Fund intends to pass through foreign tax credits of $351,128 and has derived gross income from sources within foreign countries amounting to $4,465,238. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund may designate up to a maximum of $2,886,805 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Global Equity Allocation Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (61) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (67) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (65) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (58) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (54) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (70) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (70) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (65) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (64) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Interested Director:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 25 Cabot Square, Canary Wharf London, GBR E14 4QA	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management Inc. since June 2005. Chief Financial Officer and Treasurer of funds in the Fund Complex since August 2005. Prior to June 2005, Vice President and Chief Financial Officer of Enterprise Capital Management, Inc., an investment holding company.

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

450, 550, 650
MSGE ANR 8/06
RN06-02225P-Y06/06

ANNUAL REPORT

June 30, 2006

MUTUAL FUNDS

Van Kampen

Global Franchise Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Franchise Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2006.

This piece must be preceded or accompanied by the fund's prospectus. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/06

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 9/30/98 (the first month-end after inception) through 6/30/06. Class A shares, adjusted for sales charges.

	A Shares since 9/25/98		B Shares since 9/25/98		C Shares since 9/25/98
Average Annual Total Returns	w/o sales charge	w/max 5.75% sales charge	w/o sales charge	w/max 5.00% sales charge	w/o sales charge	w/max 1.00% sales charge
Since Inception	15.74%	14.86%	14.85%	14.85%	14.96%	14.96%
5-year	13.21	11.88	12.34	12.15	12.35	12.35
1-year	16.34	9.66	15.45	10.45	15.49	14.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2006

Market Conditions

Global markets advanced during the 12-month period ended June 30, 2006, with gains fuelled by improving conditions in Europe, ongoing strength in the U.S. economy and renewed investor confidence in Japan. European economic activity showed a notable uptick during the period. In particular, robust first quarter growth in the United Kingdom and greater business confidence in Germany helped bolster sentiment that Europe was finally on its way to enjoying an economic upswing. In the U.S., the economy regained its footing sooner than expected after 2005's devastating Gulf Coast hurricane season. However in 2006, consumer spending and housing data began to show signs of weakening, although corporate profits remained healthy for the most part. As the Federal Open Market Committee (the "Fed") continued to raise the federal funds target rate in its attempts to keep inflation in check, investors became increasingly apprehensive about the Fed's ability to contain inflation without pushing the economy into recession. In addition, anticipated monetary tightening in Europe and Japan increased the likelihood of interest rates rising in concert across the globe—a prospect that did not sit well with investors. As a result, the markets headed decisively lower in the final months of the period. For the period overall, the materials, industrials and financials sectors led the global markets, as represented by the MSCI World Index. Although all sectors generated positive results during the period, the telecommunication services, health care and information technology sectors delivered the smallest gains.

Performance Analysis

The fund returned 16.34 percent for the 12 months ended June 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the MSCI World Index with net dividends, returned 16.93 percent for the period.

Total returns for the 12-month period ended June 30, 2006

Class A	Class B	Class C	MSCI World Index with net dividends
16.34%	15.45%	15.49%	16.93%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

2

Stock selection and a significant allocation to the consumer discretionary sector proved disadvantageous during the period, primarily due to the fund's media holdings. GCap Media, SMG, Torstar and New York Times were the fund's top detractors. The fund's selections in the materials sector did not keep pace with the benchmark, whose gains outpaced the performance of all other sectors by a wide margin.

Conversely, consumer staples stocks had the greatest positive impact on the fund's performance during the 12-month period. In particular, holdings in the food, beverage and tobacco and household and personal products industries added most to gains and represented seven of the fund's top 10 contributing stocks. The fund's holdings in British American Tobacco and Groupe Danone led the consumer staples group. Stock selection in the health care sector, which is composed entirely of pharmaceutical stocks, was another area of strength for the fund's return.

The fund's zero allocation in the financial sector—a sector that performed well in the benchmark—hampered relative gains. In contrast, a lack of exposure to the information technology and telecommunication services sectors benefited the fund's relative performance, as these sectors did not perform as well within the index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

3

Top 10 Holdings as of 6/30/06
British American Tobacco Plc	7.6%
Cadbury Schweppes Plc	6.1
Reckitt Benckiser Plc	5.2
Pfizer, Inc.	4.2
Altria Group, Inc.	4.0
Kone Oyj, Class B	3.8
Swedish Match AB	3.8
Groupe Danone	3.8
Wolters Kluwer, NV- CVA	3.6
Nestle, SA (Registered)	3.4
Summary of Investments by Country Classification as of 6/30/06
United Kingdom	35.3%
United States	28.9
France	8.9
Netherlands	8.1
Switzerland	6.1
Finland	3.8
Sweden	3.8
Spain	3.2
Canada	2.0
Total Long-Term Investments	100.1%
Short-Term Investments	0.5
Foreign Currency	0.4
Liabilities in Excess of Other Assets	–1.0
Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the countries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/06	6/30/06	1/1/06-6/30/06
Class A
Actual	$1,000.00	$1,078.46	$6.29
Hypothetical (5% annual return before expenses)	1,000.00	1,018.69	6.11
Class B
Actual	1,000.00	1,074.25	10.13
Hypothetical (5% annual return before expenses)	1,000.00	1,014.99	9.84
Class C
Actual	1,000.00	1,074.44	9.88
Hypothetical (5% annual return before expenses)	1,000.00	1,015.29	9.59

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, 1.97% and 1.92% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreements require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

On May 22, 2006, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving the suspension of the continuous offering of the Fund's shares to new investors. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the

8

investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

9

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

10

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2006

Description	Shares	Value
Common Stocks 100.1%
Canada 2.0%
Torstar Corp., Class B	2,449,226	$43,903,084
Finland 3.8%
Kone Oyj, Class B	2,022,761	84,084,433
France 8.9%
Groupe Danone	656,271	83,394,758
Pernod-Ricard, SA	290,002	57,493,714
Sanofi-Aventis, SA	590,025	57,581,453
		198,469,925
Netherlands 8.1%
Reed Elsevier NV	3,585,044	53,924,917
Royal Numico, NV	1,016,489	45,621,937
Wolters Kluwer, NV-CVA	3,403,368	80,401,378
		179,948,232
Spain 3.2%
Altadis, SA	1,483,167	70,114,798
Sweden 3.8%
Swedish Match AB	5,186,808	83,602,977
Switzerland 6.1%
Nestle, SA (Registered)	238,525	74,920,126
Novartis AG	1,128,327	61,097,908
		136,018,034
United Kingdom 35.3%
British American Tobacco Plc	6,722,009	169,301,340
Cadbury Schweppes Plc	13,993,215	134,944,757
Capital Radio Plc	3,821,114	16,287,151
Diageo Plc	3,828,046	64,381,938
GlaxoSmithKline Plc	2,275,172	63,571,564
Imperial Tobacco Group Plc	2,335,404	72,077,971
Reckitt Benckiser Plc	3,092,863	115,530,393
SMG Plc	13,249,961	20,030,259
Unilever Plc	2,789,437	62,724,084
WPP Group Plc	5,455,267	66,025,220
		784,874,677
United States 28.9%
Altria Group, Inc.	1,215,209	89,232,797
Bristol-Myers Squibb Co.	2,325,470	60,136,654
Brown-Forman Corp., Class B	718,494	51,336,396
Harley-Davidson, Inc.	1,016,138	55,775,815
Kellogg Co.	1,422,547	68,893,951

See Notes to Financial Statements

11

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Shares	Value
United States (Continued)
Kimberly-Clark Corp.	1,007,394	$62,156,210
Merck & Co., Inc.	1,558,173	56,764,242
New York Times Co., Class A	2,007,020	49,252,271
Pfizer, Inc.	4,016,495	94,267,138
Scotts Miracle-Gro Co., Class A	1,302,817	55,135,215
		642,950,689
Total Long-Term Investments 100.1% (Cost $1,740,697,719)		2,223,966,849
Repurchase Agreement 0.5% State Street Bank & Trust Co. ($10,430,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.10%, dated 06/30/06, to be sold on 07/03/06 at $10,434,433) (Cost $10,430,000)		10,430,000
Total Investments 100.6% (Cost $1,751,127,719)		2,234,396,849
Foreign Currency 0.4% (Cost $9,636,551)		9,783,699
Liabilities in Excess of Other Assets (1.0%)		(22,224,390)
Net Assets 100.0%		$2,221,956,158

Percentages are calculated as a percentage of net assets.

CVA—Certification Van Aandelen

Forward foreign currency contracts outstanding at June 30, 2006:

	In Exchange for	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
British Pound, 198,965,000 expiring 7/24/06	US $	$368,121,940	$(12,885,850)

See Notes to Financial Statements

12

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2006 continued

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Tobacco	$484,329,883	21.8%
Packaged Foods & Meats	470,499,614	21.2
Pharmaceuticals	393,418,959	17.7
Household Products	232,821,818	10.5
Publishing	227,481,649	10.2
Distillers & Vintners	173,212,048	7.8
Industrial Machinery	84,084,433	3.8
Advertising	66,025,220	3.0
Motorcycle Manufacturers	55,775,815	2.5
Broadcasting & Cable TV	36,317,410	1.6
	$2,223,966,849	100.1%

13

Van Kampen Global Franchise Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2006

Assets:
Total Investments (Cost $1,751,127,719)	$2,234,396,849
Foreign Currency (Cost $9,636,551)	9,783,699
Cash	110
Receivables:
Dividends	4,657,631
Investments Sold	3,131,011
Fund Shares Sold	1,084,288
Interest	1,478
Other	68,115
Total Assets	2,253,123,181
Liabilities:
Payables:
Foreign Currency Purchased	8,254,823
Investments Purchased	3,885,203
Fund Shares Repurchased	2,923,320
Distributor and Affiliates	1,388,650
Investment Advisory Fee	1,313,628
Forward Foreign Currency Contracts	12,885,850
Accrued Expenses	390,312
Directors' Deferred Compensation and Retirement Plans	125,237
Total Liabilities	31,167,023
Net Assets	$2,221,956,158
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$1,592,008,519
Net Unrealized Appreciation	470,490,741
Accumulated Net Realized Gain	144,807,729
Accumulated Undistributed Net Investment Income	14,649,169
Net Assets	$2,221,956,158
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,399,072,258 and 55,015,812 shares of beneficial interest issued and outstanding)	$25.43
Maximum sales charge (5.75% of offering price)	1.55
Maximum offering price to public	$26.98
Class B Shares: Net asset value and offering price per share (Based on net assets of $485,227,524 and 19,611,390 shares of beneficial interest issued and outstanding)	$24.74
Class C Shares: Net asset value and offering price per share (Based on net assets of $337,656,376 and 13,520,707 shares of beneficial interest issued and outstanding)	$24.97

See Notes to Financial Statements

14

Van Kampen Global Franchise Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $2,259,050)	$54,411,053
Interest	1,120,379
Total Income	55,531,432
Expenses:
Investment Advisory Fee	15,980,659
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $3,402,005, $4,823,733 and $3,254,511, respectively)	11,480,249
Shareholder Services	3,557,479
Custody	341,596
Legal	156,889
Directors' Fees and Related Expenses	47,155
Other	1,077,130
Total Expenses	32,641,157
Less Credits Earned on Cash Balances	21,619
Net Expenses	32,619,538
Net Investment Income	$22,911,894
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$208,312,837
Forward Foreign Currency Contracts	25,959,198
Foreign Currency Transactions	1,360,706
Net Realized Gain	235,632,741
Unrealized Appreciation/Depreciation:
Beginning of the Period	406,604,021
End of the Period:
Investments	483,269,130
Forward Foreign Currency Contracts	(12,885,850)
Foreign Currency Translation	107,461
470,490,741
Net Unrealized Appreciation During the Period	63,886,720
Net Realized and Unrealized Gain	$299,519,461
Net Increase in Net Assets From Operations	$322,431,355

See Notes to Financial Statements

15

Van Kampen Global Franchise Fund

Financial Statements continued

Statement of Changes in Net Assets

	For The Year Ended June 30, 2006	For The Year Ended June 30, 2005
From Investment Activities:
Operations:
Net Investment Income	$22,911,894	$26,483,912
Net Realized Gain	235,632,741	26,813,076
Net Unrealized Appreciation During the Period	63,886,720	170,765,191
Change in Net Assets from Operations	322,431,355	224,062,179
Distributions from Net Investment Income:
Class A Shares	(21,356,570)	-0-
Class B Shares	(4,462,031)	-0-
Class C Shares	(3,088,638)	-0-
	(28,907,239)	-0-
Distributions from Net Realized Gain:
Class A Shares	(63,478,140)	(12,856,108)
Class B Shares	(23,124,350)	(4,931,344)
Class C Shares	(16,006,735)	(3,408,068)
	(102,609,225)	(21,195,520)
Total Distributions	(131,516,464)	(21,195,520)
Net Change in Net Assets from Investment Activities	190,914,891	202,866,659
From Capital Transactions:
Proceeds from Shares Sold	204,493,993	552,729,907
Net Asset Value of Shares Issued Through Dividend Reinvestment	119,876,651	19,366,995
Cost of Shares Repurchased	(354,136,031)	(260,461,359)
Net Change in Net Assets from Capital Transactions	(29,765,387)	311,635,543
Total Increase in Net Assets	161,149,504	514,502,202
Net Assets:
Beginning of the Period	2,060,806,654	1,546,304,452
End of the Period (Including accumulated undistributed net investment income of $14,649,169 and ($6,672,742), respectively)	$2,221,956,158	$2,060,806,654

See Notes to Financial Statements

16

Van Kampen Global Franchise Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$23.31	$21.04	$16.96	$17.23	$14.91
Net Investment Income (a)	.33	.38	.27	.22	.12
Net Realized and Unrealized Gain/Loss	3.35	2.13	3.87	(.49)	2.31
Total from Investment Operations	3.68	2.51	4.14	(.27)	2.43
Less:
Distributions from Net Investment Income	.39	-0-	.06	-0-	.11
Distributions from Net Realized Gain	1.17	.24	-0-	-0- (c)	-0-
Total Distributions	1.56	.24	.06	-0- (c)	.11
Net Asset Value, End of the Period	$25.43	$23.31	$21.04	$16.96	$17.23
Total Return* (b)	16.34%	12.02%	24.38%	–1.49%	16.45%
Net Assets at End of the Period (In millions)	$1,399.1	$1,272.4	$913.6	$365.0	$139.3
Ratio of Expenses to Average Net Assets*	1.22%	1.28%	1.51%	1.62%	1.80%
Ratio of Net Investment Income to Average Net Assets*	1.34%	1.70%	1.41%	1.40%	.73%
Portfolio Turnover	20%	14%	10%	24%	21%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A	N/A	N/A	1.80%
Ratio of Net Investment Income to Average Net Assets (d)	N/A	N/A	N/A	N/A	.73%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

17

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$22.73	$20.68	$16.74	$17.14	$14.84
Net Investment Income (a)	.14	.20	.11	.11	.01
Net Realized and Unrealized Gain/Loss	3.27	2.09	3.83	(.51)	2.29
Total from Investment Operations	3.41	2.29	3.94	(.40)	2.30
Less:
Distributions from Net Investment Income	.23	-0-	-0-	-0-	-0- (c)
Distributions from Net Realized Gain	1.17	.24	-0-	-0- (c)	-0-
Total Distributions	1.40	.24	-0-	-0- (c)	-0- (c)
Net Asset Value, End of the Period	$24.74	$22.73	$20.68	$16.74	$17.14
Total Return* (b)	15.45%	11.16%	23.46%	–2.25%	15.53%
Net Assets at End of the Period (In millions)	$485.2	$465.1	$378.2	$207.6	$80.5
Ratio of Expenses to Average Net Assets*	1.98%	2.03%	2.26%	2.38%	2.55%
Ratio of Net Investment Income to Average Net Assets*	.57%	.93%	.59%	.70%	.05%
Portfolio Turnover	20%	14%	10%	24%	21%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A	N/A	N/A	2.55%
Ratio of Net Investment Income to Average Net Assets (d)	N/A	N/A	N/A	N/A	.05%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

18

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$22.92		$20.85	$16.88	$17.28	$14.96
Net Investment Income (a)	.14		.20	.12	.11	.01
Net Realized and Unrealized Gain/Loss	3.31		2.11	3.85	(.51)	2.31
Total from Investment Operations	3.45		2.31	3.97	(.40)	2.32
Less:
Distributions from Net Investment Income	.23		-0-	-0-	-0-	-0- (c)
Distributions from Net Realized Gain	1.17		.24	-0-	-0- (c)	-0-
Total Distributions	1.40		.24	-0-	-0- (c)	-0- (c)
Net Asset Value, End of the Period	$24.97		$22.92	$20.85	$16.88	$17.28
Total Return* (b)	15.49	% (d)	11.17%	23.45%	–2.24%	15.53%
Net Assets at End of the Period (In millions)	$337.7		$323.4	$254.6	$124.4	$47.2
Ratio of Expenses to Average Net Assets*	1.94	% (d)	2.03%	2.26%	2.38%	2.55%
Ratio of Net Investment Income to Average Net Assets*	.60	% (d)	.93%	.62%	.73%	.04%
Portfolio Turnover	20%		14%	10%	24%	21%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	N/A		N/A	N/A	N/A	2.55%
Ratio of Net Investment Income to Average Net Assets (e)	N/A		N/A	N/A	N/A	.04%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 6).

(e)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

19

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2006

1.  Significant Accounting Policies

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund commenced operations on September 25, 1998. The Fund offers Class A shares, Class B shares, Class C shares, and Class I shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended June 30, 2006.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing price of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment

20

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2006 continued

companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,752,704,711
Gross tax unrealized appreciation	$536,946,500
Gross tax unrealized depreciation	(55,254,362)
Net tax unrealized appreciation on investments	$481,692,138

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2006 and 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$55,318,024	$4,038,712
Long-term capital gain	76,198,440	19,293,456
	$131,516,464	$23,332,168

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent

21

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2006 continued

differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to the Fund's investment in other regulated investment companies totaling $2,648 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. A permanent book and tax difference relating to the recognition of net realized gains on foreign currency transactions totaling $27,319,904 was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$18,190,306
Undistributed long-term capital gain	144,989,105

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions. Net realized foreign currency gains or losses may differ for financial and tax reporting purposes primarily as a result of post October foreign currency losses of $14,917,774 which are not recognized for tax purposes until the first day of the following fiscal year.

F.  Expense Reductions During the year ended June 30, 2006, the Fund's custody fee was reduced by $21,619 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

22

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2006 continued

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

The Adviser has entered in to a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2006, the Fund recognized expenses of approximately $53,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $203,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $3,063,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $60,107 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $301,500 and contingent

23

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2006 continued

deferred sales charge (CDSC) on redeemed shares of approximately $764,800. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2006 and 2005, transactions were as follows:

	For The Year Ended June 30, 2006		For The Year Ended June 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	6,393,493	$155,968,220	18,511,592	$391,255,914
Class B	951,743	22,581,745	4,205,269	86,758,996
Class C	1,084,602	25,944,028	3,584,234	74,714,997
Total Sales	8,429,838	$204,493,993	26,301,095	$552,729,907
Dividend Reinvestment:
Class A	3,365,180	$79,283,517	558,701	$12,062,376
Class B	1,101,282	25,340,461	215,037	4,545,812
Class C	656,878	15,252,673	129,400	2,758,807
Total Dividend Reinvestment	5,123,340	$119,876,651	903,138	$19,366,995
Repurchases:
Class A	(9,330,021)	$(228,685,517)	(7,900,082)	$(172,895,515)
Class B	(2,904,481)	(69,343,935)	(2,246,270)	(48,145,425)
Class C	(2,329,628)	(56,106,579)	(1,813,926)	(39,420,419)
Total Repurchases	(14,564,130)	$(354,136,031)	(11,960,278)	$(260,461,359)

4.  Redemption Fee

Prior to September 26, 2005, the Fund assessed a 2% redemption fee on the proceeds of Class A Shares of the Fund that were redeemed (either by sale or exchange) within 60 days of purchase. Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2006, the Fund received redemption fees of approximately $16,200, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $433,472,335 and $516,549,881, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing

24

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2006 continued

and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $5,242,200 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

8.  Legal Matters

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative suit which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss the action described in the next paragraph. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the action described in the next paragraph. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above.

25

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2006 continued

The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, were listed as nominal defendants. The complaint alleged that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint sought, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court initially granted in part and denied in part defendants' motion to dismiss this complaint. The defendants moved the court to reconsider those claims it denied. The plaintiff thereafter voluntarily dismissed the independent trustees from the action without prejudice. On June 14, 2006, the court entered an order granting defendants' motion for reconsideration and dismissing all claims in the action.

The Adviser and the Fund are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Plaintiff filed the complaint in state court, but defendants removed the case to federal district court under a federal law that provides for removal and dismissal of certain securities class actions that are based on state, rather than federal, law. The district court initially remanded the case to state court, but the court of appeals reversed the district court's remand. The district court then dismissed the action with prejudice. On June 15, 2006, the Supreme Court vacated the judgment of the court of appeals, finding that the court of appeals lacked appellate jurisdiction to review the district court's decision to remand the case to state court. Plaintiff also separately appealed the order of the district court dismissing the action with prejudice. That appeal remains pending in the court of appeals. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

26

Van Kampen Global Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen Global Franchise Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 14, 2006

27

Van Kampen Global Franchise Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison
President and Principal Executive Officer

Dennis Shea
Vice President

J. David Germany
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Phillip G. Goff
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Investment Subadviser

Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf
London, United Kingdom E14 4QA

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2006. For corporate shareholders 29% of the distributions qualify for the dividends received deduction. The Fund designated and paid $76,198,440 as a long-term capital gain distribution. The Fund may pass through foreign tax credits of $2,259,050 and has derived gross income from sources within foreign countries amounting to $40,295,304. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund may designate up to a maximum of $28,907,239 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Van Kampen Global Franchise Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (61) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (67) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

29

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (65) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

30

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (58) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1998	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (54) 1744 R Street, NW Washington, DC 20009	Director	Director since 1998	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (70) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

31

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (70) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1998	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (65) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (64) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

32

Van Kampen Global Franchise Fund

Director and Officer Information continued

Interested Director:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1998	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

33

Van Kampen Global Franchise Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 25 Cabot Square, Canary Wharf London, GBR E14 4QA	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

34

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management Inc. since June 2005. Chief Financial Officer and Treasurer of funds in the Fund Complex since August 2005. Prior to June 2005, Vice President and Chief Financial Officer of Enterprise Capital Management, Inc., an investment holding company.

35

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

475, 575, 675
GLF ANR 8/06
RN06-02167P-Y06/06

ANNUAL REPORT

June 30, 2006

MUTUAL FUNDS

Van Kampen

Global Value Equity Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Value Equity Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2006.

This piece must be preceded or accompanied by the fund's prospectus. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/06

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index® with Net Dividends from 10/31/97 (the first month-end after inception) through 6/30/06. Class A shares, adjusted for sales charges.

Average Annual Total Returns

	A Shares since 10/29/97		B Shares since 10/29/97		C Shares since 10/29/97
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	5.12%	4.41%	4.43%	4.43%	4.40%	4.40%
10-year	—	—	—	—	—	—
5-year	4.40	3.17	3.66	3.40	3.71	3.71
1-year	11.89	5.46	11.10	6.10	10.97	9.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception return for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2006

Market Conditions

Overall, global equity markets delivered reasonable gains for the 12-month period ended June 30, 2006. However, the period was not without its share of volatility. In particular, a market correction in the second quarter of 2006 eroded a good portion of the period's earlier gains.

The U.S. economy maintained a decent pace of growth, although investors continued to focus on inflation and the ongoing program of interest rate increases by the Federal Open Market Committee (the "Fed"). The Fed's move on June 29, 2006 to raise rates by 25 basis points had been widely anticipated and was therefore neither a surprise nor a cause for relief for investors. Inflation data in the United States continued to foster concern, particularly as it rose more quickly than expected for the third successive month. Furthermore, some early signs of an economic slowdown in the U.S. became apparent.

The global economy, meanwhile, continued to roar ahead. Following a period of protracted sluggishness, Europe had something of a boom. Unemployment declined, industrial output grew and observers believed with increasing certainty that the European Central Bank would likely raise interest rates. In May, the European purchasing managers' indexes for both the services and manufacturing sectors advanced sharply, hitting six-year highs. Sentiment for the region brightened as this economic cycle appeared sustainable and was expected to fuel domestic demand amid improving consumer confidence. Beginning with a rally in mid-August, Japan's market performed well, driven by more positive macroeconomic data, the expectation of reforms by re-elected Prime Minister Koizumi, and inflows from foreign investors. However, conditions turned more turbulent in early 2006 as a scandal plagued one of Japan's best known Internet companies. Although Japanese stocks gained back some ground in March and April as the Bank of Japan lifted its ultra-loose monetary policy, the market declined precipitously in May in concert with the global market correction.

In terms of sector performance, the unwaveringly high oil price propelled the energy sector to perform strongly for the period under review. However, this trend began to taper off in the latter part of the period when the markets corrected. The high oil price has largely been supported by ongoing geopolitical tensions and supply concerns, despite the existence of spare capacity. In particular, speculation of supply disruption in Iran, Iraq, Venezuela and Nigeria has assisted in supporting prices at these levels. A spike in the commodity prices of other raw materials drove robust gains in the stocks of the materials sector, with the metals and mining group leading performance, followed by construction materials.

In contrast, information technology stocks retreated, and semiconductors and equipment stocks were the sector's worst performers. The telecommunication services sector, and the wireless industry in particular, also had disappointing

2

returns. During the period, the sector was generally out of favor with investors due to ongoing concerns about regulation, competition and capital expenditure, in particular.

Performance Analysis

The fund returned 11.89 percent for the 12 months ended June 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the MSCI World Index with net dividends, returned 16.93 percent for the period.

Total returns for the 12-month period ended June 30, 2006

Class A	Class B	Class C	MSCI World Index® with net dividends
11.89%	11.10%	10.97%	16.93%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Stock selection in the financials sector was the largest detractor from performance relative to the MSCI World Index for the period under review. Within this sector, the fund's holdings in the insurance group had particularly disappointing returns. In addition, the fund's zero exposure to the real estate group, which produced strong returns for the benchmark, hampered relative gains.

Relative performance was also negatively affected by the fund's stocks within the telecommunication services sector, in which the fund held a significant overweight position. As mentioned above, the sector faced a challenging environment and languishing sentiment during the period. However, we continue to believe that the market has overreacted to these issues, and therefore maintained the fund's overweight in this sector.

Another significant area of weakness was our stock selection in the energy sector. The fund's considerable underweight in this sector hurt relative performance. In addition, although the fund's holdings in selected integrated oil companies have achieved solid returns on an absolute basis, these positions have lagged relative to other companies in the sector that are more highly geared to the price of oil (primarily oil exploration and service companies). Nonetheless, the fund's energy positions are attractively valued by our measures and therefore may be poised to weather volatility over the long term, particularly as valuations in the sector normalize.

Conversely, the fund's stock selection and a long held underweight position in the information technology sector was a positive contributor to performance. Based on what we consider to be unattractive valuations, the fund was not exposed to some

3

of the larger names held in the benchmark index that declined sharply. The fund also benefited from an underweight position in the consumer discretionary sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

Top 10 Holdings as of 6/30/06
Citigroup, Inc.	3.0%
GlaxoSmithKline Plc	2.8
Tyco International, Ltd.	2.7
Altria Group, Inc.	2.6
BNP Paribas, SA	2.5
Royal Dutch Shell PLC, Class A - ADR	2.3
Boeing Co.	2.3
Cadbury Schweppes Plc	2.1
International Business Machines Corp.	2.0
Schering-Plough Corp.	2.0
Summary of Investments by Country Classification as 6/30/06
United States	36.7%
United Kingdom	21.4
Japan	8.1
France	7.7
Bermuda	4.0
Netherlands	2.9
Switzerland	2.9
Ireland	2.6
Australia	2.0
Spain	2.0
Italy	1.9
Germany	1.6
Cayman Islands	1.4
Republic of Korea (South Korea)	0.9
Taiwan-Republic of China	0.7
New Zealand	0.5
Singapore	0.3
Total Long-Term Investments	97.6%
Short-Term Investments	1.4
Foreign Currency	0.9
Other Assets in Excess of Liabilities	0.1
Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the countries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

5

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/06 - 6/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/06	6/30/06	1/1/06-6/30/06
Class A
Actual	$1,000.00	$1,045.95	$6.80
Hypothetical	1,000.00	1,018.19	6.71
(5% annual return before expenses)
Class B
Actual	1,000.00	1,041.46	10.53
Hypothetical	1,000.00	1,014.49	10.39
(5% annual return before expenses)
Class C
Actual	1,000.00	1,041.35	10.58
Hypothetical	1,000.00	1,014.39	10.44
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.34%, 2.08%, and 2.09% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

6

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreements require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

On May 22, 2006, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the

7

investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

8

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

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Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2006

Description	Number of Shares	Value
Common Stocks 97.6%
Australia 2.0%
Boral, Ltd.	348,274	$2,106,651
Foster's Group, Ltd.	467,787	1,901,440
National Australia Bank, Ltd.	139,853	3,653,994
		7,662,085
Bermuda 4.0%
Ingersoll-Rand Co., Ltd., Class A	112,569	4,815,702
Tyco International, Ltd.	372,167	10,234,593
Yue Yuen Industrial Hldg, Ltd.	76,000	208,928
		15,259,223
Cayman Islands 1.4%
XL Capital, Ltd., Class A	88,224	5,408,131
France 7.7%
BNP Paribas, SA	99,731	9,547,939
France Telecom, SA	89,585	1,926,153
Lafarge, SA	42,959	5,393,021
Sanofi-Aventis	61,371	5,989,291
Total, SA	95,580	6,289,847
		29,146,251
Germany 1.6%
BASF, AG	25,952	2,083,914
BMW, AG	80,905	4,041,990
		6,125,904
Ireland 2.6%
Bank of Ireland	309,286	5,518,514
Kerry Group Plc, Ser A	209,596	4,503,809
		10,022,323
Italy 1.9%
ENI S.p.A.	245,346	7,227,042
Japan 8.1%
Canon, Inc.	117,000	5,735,495
Kao Corp.	160,000	4,187,347
Mitsui Sumitomo Insurance Co., Ltd.	185,000	2,323,008
Nissan Motor Co., Ltd.	315,000	3,440,668
Sumitomo Electric Industries, Ltd.	331,500	4,854,893
Takeda Pharmaceutical Co., Ltd.	106,500	6,626,005
Yamanouchi Pharmaceutical Co., Ltd.	97,600	3,581,964
		30,749,380
Netherlands 2.9%
Chicago Bridge & Iron Co., NV	40,823	985,875
Koninklijke Royal Philips Electronics, NV	54,224	1,694,348

See Notes to Financial Statements

10

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
Netherlands (Continued)
Unilever, NV—CVA	238,370	$5,405,651
Wolters Kluwer, NV—CVA	129,448	3,058,084
		11,143,958
New Zealand 0.5%
Telecom Corp.	784,849	1,931,962
Republic of Korea (South Korea) 0.9%
SK Telecome Co., Ltd.—ADR	136,118	3,187,884
Singapore 0.3%
ComfortDelgro Corp., Ltd.	1,127,000	1,089,370
Spain 2.0%
Banco Bilbao Vizcaya Argentaria, SA	200,317	4,119,946
Telefonica, SA	210,323	3,502,559
		7,622,505
Switzerland 2.9%
Novartis, AG	32,398	1,754,323
Syngenta, AG (Registered)	32,604	4,333,688
UBS, AG (Registered)	44,106	4,834,325
		10,922,336
Taiwan-Republic of China 0.7%
Chunghwa Telecom Co., Ltd.—ADR	141,017	2,604,584
United Kingdom 21.4%
Amvescap Plc	167,400	1,533,078
Barclays Plc	456,259	5,184,627
Cadbury Schweppes Plc	835,665	8,058,806
Diageo Plc	223,480	3,758,595
GlaxoSmithKline Plc	377,249	10,540,877
Imperial Tobacco Group Plc	218,633	6,747,708
Old Mutual Plc	1,602,611	4,837,996
Reed Elsevier Plc	636,380	6,425,299
Rolls-Royce Group Plc	765,762	5,862,439
Royal Bank of Scotland Group Plc	194,852	6,406,500
Royal Dutch Shell Plc, Class A—ADR	128,923	8,635,263
Vodafone Group Plc	3,354,292	7,148,682
William Morrison Supermarkets Plc	1,117,637	4,019,801
WPP Group Plc	183,702	2,223,350
		81,383,021
United States 36.7%
Alcoa, Inc.	96,493	3,122,514
Altria Group, Inc.	134,837	9,901,081
American Electric Power Co., Inc.	54,295	1,859,604

See Notes to Financial Statements

11

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2006 continued

Description	Number of Shares	Value
United States (Continued)
American International Group, Inc.	31,307	$1,848,678
AT&T, Inc.	72,395	2,019,097
BJ's Wholesale Club, Inc. (a)	108,874	3,086,578
Boeing Co.	104,643	8,571,308
Bristol-Myers Squibb Co.	178,484	4,615,596
CBS Corp., Class B	49,858	1,348,659
ChevronTexaco Corp.	103,369	6,415,080
Citigroup, Inc.	233,795	11,278,271
Dominion Resources, Inc.	53,909	4,031,854
EMC Corp. (a)	451,105	4,948,622
First Data Corp.	88,177	3,971,492
Freddie Mac	113,341	6,461,570
Hewlett-Packard Co.	109,328	3,463,511
International Business Machines Corp.	98,349	7,555,170
Marsh & McLennan Co., Inc.	132,332	3,558,408
Mellon Financial Corp.	130,221	4,483,509
Merrill Lynch & Co., Inc.	72,145	5,018,406
New York Times Co., Class A	53,013	1,300,939
Northrop Grumman Corp.	29,680	1,901,301
Pfizer, Inc.	245,104	5,752,591
Saint Paul Travelers, Inc.	138,950	6,194,391
Schering-Plough Corp.	396,673	7,548,687
UnitedHealth Group, Inc.	60,560	2,711,877
Verizon Communications, Inc.	105,577	3,535,774
Viacom, Inc., Class B (a)	48,335	1,732,326
Wyeth, Inc.	168,395	7,478,422
Xerox Corp. (a)	254,527	3,540,471
		139,255,787
Total Long-Term Investments 97.6% (Cost $313,611,744)		370,741,746
Repurchase Agreement 1.4%
State Street Bank & Trust Co. ($5,290,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.10%, dated 06/30/06, to be sold on 07/03/06 at $5,292,248) (Cost $5,290,000)		5,290,000
Total Investments 99.0% (Cost $318,901,744)		376,031,746
Foreign Currency 0.9% (Cost $3,477,609)		3,495,275
Other Assets in Excess of Liabilities 0.1%		354,362
Net Assets 100.0%		$379,881,383

See Notes to Financial Statements

12

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2006 continued

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR—American Depositary Receipt

CVA—Certification Van Aandelen

Summary of Long-Term Investments by Industry Classification

Industry	Market Value	Percent of Net Assets
Pharmaceuticals	$53,887,757	14.2%
Integrated Oil & Gas	28,567,232	7.5
Diversified Banks	28,025,021	7.4
Packaged Foods & Meats	17,968,266	4.7
Tobacco	16,648,788	4.4
Aerospace & Defense	16,335,048	4.3
Integrated Telecommunication Services	15,520,127	4.1
Property & Casualty Insurance	13,925,530	3.7
Other Diversified Financial Services	11,278,271	3.0
Computer Hardware	11,018,681	2.9
Publishing	10,784,323	2.8
Wireless Telecommunication Services	10,336,566	2.7
Industrial Conglomerates	10,234,593	2.7
Construction Materials	7,499,673	2.0
Automobile Manufacturers	7,482,658	2.0
Thrifts & Mortgage Finance	6,461,570	1.7
Banking	6,406,500	1.7
Asset Management & Custody Banks	6,016,587	1.6
Information Technology	5,735,495	1.5
Investment Banking & Brokerage	5,018,406	1.3
Computer Storage & Peripherals	4,948,622	1.3
Electrical Components & Equipment	4,854,893	1.3
Life & Health Insurance	4,837,996	1.3
Diversified Capital Markets	4,834,325	1.3
Industrial Machinery	4,815,702	1.3
Fertilizers & Agricultural Chemicals	4,333,688	1.1
Household Products	4,187,347	1.1
Multi-Utilities	4,031,854	1.1
Food Retail	4,019,801	1.0
Data Processing & Outsourced Services	3,971,492	1.0
Distillers & Vintners	3,758,595	1.0
Insurance Brokers	3,558,407	0.9
Office Electronics	3,540,471	0.9
Aluminum	3,122,514	0.8
Hypermarkets & Super Centers	3,086,578	0.8
Managed Health Care	2,711,877	0.7
Advertising	2,223,350	0.6
Diversified Chemicals	2,083,914	0.5

See Notes to Financial Statements

13

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2006 continued

Industry	Market Value	Percent of Net Assets
Brewers	$1,901,440	0.5%
Electric Utilities	1,859,604	0.5
Multi-line Insurance	1,848,678	0.5
Movies & Entertainment	1,732,326	0.5
Consumer Electronics	1,694,348	0.4
Broadcasting & Cable TV	1,348,659	0.3
Trucking	1,089,370	0.3
Construction & Engineering	985,875	0.3
Footwear	208,928	0.1
	$370,741,746	97.6%

See Notes to Financial Statements

14

Van Kampen Global Value Equity Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2006

Assets:
Total Investments (Cost $318,901,744)	$376,031,746
Foreign Currency (Cost $3,477,609)	3,495,275
Cash	67
Receivables:
Dividends	1,015,460
Investments Sold	809,829
Fund Shares Sold	426,050
Interest	749
Other	84,307
Total Assets	381,863,483
Liabilities:
Payables:
Fund Shares Repurchased	698,289
Investments Purchased	460,280
Distributor and Affiliates	254,982
Investment Advisory Fee	207,325
Accrued Expenses	225,276
Directors' Deferred Compensation and Retirement Plans	135,948
Total Liabilities	1,982,100
Net Assets	$379,881,383
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$310,900,674
Net Unrealized Appreciation	57,156,297
Accumulated Net Realized Gain	7,857,392
Accumulated Undistributed Net Investment Income	3,967,020
Net Assets	$379,881,383
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $298,491,198 and 23,417,618 shares of beneficial interest issued and outstanding)	$12.75
Maximum sales charge (5.75%* of offering price)	.78
Maximum offering price to public	$13.53
Class B Shares: Net asset value and offering price per share (Based on net assets of $52,523,498 and 4,265,652 shares of beneficial interest issued and outstanding)	$12.31
Class C Shares: Net asset value and offering price per share (Based on net assets of $28,866,687 and 2,338,364 shares of beneficial interest issued and outstanding)	$12.34

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

15

Van Kampen Global Value Equity Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $435,651)	$9,701,193
Interest	476,807
Total Income	10,178,000
Expenses:
Investment Advisory Fee	2,550,911
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $599,674, $1,115,678 and $293,388, respectively)	2,008,740
Shareholder Services	996,736
Custody	110,764
Legal	69,059
Directors' Fees and Related Expenses	32,385
Other	398,812
Total Expenses	6,167,407
Less Credits Earned on Cash Balances	19,354
Net Expenses	6,148,053
Net Investment Income	$4,029,947
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$29,685,804
Foreign Currency Transactions	70,225
Net Realized Gain	29,756,029
Unrealized Appreciation/Depreciation:
Beginning of the Period	49,499,057
End of the Period:
Investments	57,130,002
Foreign Currency Translation	26,295
57,156,297
Net Unrealized Appreciation During the Period	7,657,240
Net Realized and Unrealized Gain	$37,413,269
Net Increase in Net Assets From Operations	$41,443,216

See Notes to Financial Statements

16

Van Kampen Global Value Equity Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2006	For The Year Ended June 30, 2005
From Investment Activities:
Operations:
Net Investment Income	$4,029,947	$1,773,542
Net Realized Gain	29,756,029	12,027,369
Net Unrealized Appreciation During the Period	7,657,240	6,877,613
Change in Net Assets from Operations	41,443,216	20,678,524
Distributions from Net Investment Income:
Class A Shares	(1,799,591)	-0-
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
Total Distributions	(1,799,591)	-0-
Net Change in Net Assets from Investment Activities	39,643,625	20,678,524
From Capital Transactions:
Proceeds from Shares Sold	199,144,145	100,799,195
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,735,032	-0-
Cost of Shares Repurchased	(215,602,442)	(81,574,767)
Net Change in Net Assets from Capital Transactions	(14,723,265)	19,224,428
Total Increase in Net Assets	24,920,360	39,902,952
Net Assets:
Beginning of the Period	354,961,023	315,058,071
End of the Period (Including accumulated undistributed net investment income of $3,967,020 and $1,669,717, respectively)	$379,881,383	$354,961,023

See Notes to Financial Statements

17

Van Kampen Global Value Equity Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$11.47	$10.70	$8.60	$9.90	$10.57
Net Investment Income (a)	.18	.14	.06	.07	.03
Net Realized and Unrealized Gain/Loss	1.18	.63	2.14	(1.37)	(.60)
Total from Investment Operations	1.36	.77	2.20	(1.30)	(.57)
Less Distributions from Net Investment Income .	.08	-0-	.10	-0-	.10
Net Asset Value, End of the Period	$12.75	$11.47	$10.70	$8.60	$9.90
Total Return* (b)	11.89%	7.20%	25.64%	–13.13%	–5.28%
Net Assets at End of the Period (In millions)	$298.5	$133.2	$67.1	$52.6	$59.0
Ratio of Expenses to Average Net Assets*	1.34%	1.46%	1.64%	1.67%	1.60%
Ratio of Net Investment Income to Average Net Assets*	1.46%	1.23%	.66%	.88%	.26%
Portfolio Turnover	29%	28%	43%	24%	34%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	1.48%	1.67%	1.71%	N/A
Ratio of Net Investment Income to Average Net Assets	N/A	1.21%	.63%	.84%	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

18

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$11.08	$10.41	$8.37	$9.71	$10.35
Net Investment Income/Loss (a)	.04	.03	(.02)	.01	(.05)
Net Realized and Unrealized Gain/Loss	1.19	.64	2.08	(1.35)	(.56)
Total from Investment Operations	1.23	.67	2.06	(1.34)	(.61)
Less Distributions from Net Investment Income	-0-	-0-	.02	-0-	.03
Net Asset Value, End of the Period	$12.31	$11.08	$10.41	$8.37	$9.71
Total Return* (b)	11.10%	6.44%	24.69%	–13.80%	–5.81%
Net Assets at End of the Period (In millions)	$52.5	$193.2	$221.5	$205.6	$304.9
Ratio of Expenses to Average Net Assets*	2.09%	2.23%	2.40%	2.42%	2.35%
Ratio of Net Investment Income/Loss to Average Net Assets*	.33%	.26%	(.16%)	.10%	(.47%)
Portfolio Turnover	29%	28%	43%	24%	34%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	2.25%	2.43%	2.46%	N/A
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	.24%	(.19%)	.06%	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

19

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2006	2005	2004		2003		2002
Net Asset Value, Beginning of the Period	$11.12	$10.45	$8.40		$9.71		$10.35
Net Investment Income/Loss (a)	.07	.03	(.01)		.04		(.05)
Net Realized and Unrealized Gain/Loss	1.15	.64	2.08		(1.35)		(.56)
Total from Investment Operations	1.22	.67	2.07		(1.31)		(.61)
Less Distributions from Net Investment Income	-0-	-0-	.02		-0-		.03
Net Asset Value, End of the Period	$12.34	$11.12	$10.45		$8.40		$9.71
Total Return* (b)	10.97%	6.41%	24.72	%(d)	–13.49	%(c)(d)	–5.81%
Net Assets at End of the Period (In millions)	$28.9	$28.6	$26.5		$23.0		$30.7
Ratio of Expenses to Average Net Assets*	2.09%	2.23%	2.39	%(d)	2.39	%(d)	2.35%
Ratio of Net Investment Income/Loss to Average Net Assets*	.58%	.31%	(.13	%)(d)	.44	%(c)(d)	(.47%)
Portfolio Turnover	29%	28%	43%		24%		34%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	2.25%	2.42	%(d)	2.43	%(d)	N/A
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	.29%	(.16	%)(d)	.40	%(c)(d)	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .23% and .29%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements

20

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2006

1.  Significant Accounting Policies

The Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified series of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. The Fund offers Class A Shares, Class B Shares, and Class C Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. The Fund registered Class I shares on October 29, 2004. There were no sales of Class I Shares as of June 30, 2006.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a U.S. exchange are valued at their last quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian

21

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2006 continued

bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $16,681,371. At June 30, 2006, the Fund did not have any accumulated capital loss carryforward for tax purposes.

At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$322,432,423
Gross tax unrealized appreciation	$68,786,251
Gross tax unrealized depreciation	(15,186,928)
Net tax unrealized appreciation on investments	$53,599,323

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2006 and 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$1,799,591	$327,550
Long-term capital gain	-0-	-0-
	$1,799,591	$327,550

22

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2006 continued

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At June 30, 2006, a permanent book and tax basis difference relating to net realized foreign currency gains totaling $70,225 was reclassified from accumulated net realized gain to accumulated undistributed net investment income. Additionally, a permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $3,278 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,084,154
Undistributed long-term capital gains	11,388,072

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain

23

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2006 continued

securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

G.  Expense Reductions During the year ended June 30, 2006, the Fund's custody fee was reduced by $19,354 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.670%
Next $500 million	.645%
Next $1 billion	.620%
Next $1 billion	.595%
Next $1 billion	.570%
Over $4.5 billion	.545%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited ("the Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2006, the Fund recognized expenses of approximately $14,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $84,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2006, the Fund recognized expenses of approximately $906,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

24

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2006 continued

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $67,840 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $2,065.

For the year ended June 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $284,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $61,400. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2006 and 2005, transactions were as follows:

	For The Year Ended June 30, 2006		For The Year Ended June 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	15,797,785	$189,001,687	6,922,444	$77,971,889
Class B	599,983	7,089,872	1,658,331	17,778,163
Class C	255,533	3,052,586	461,395	5,049,143
Total Sales	16,653,301	$199,144,145	9,042,170	$100,799,195
Dividend Reinvestment:
Class A	141,521	$1,735,032	-0-	$-0-
Class B	-0-	-0-	-0-	-0-
Class C	-0-	-0-	-0-	-0-
Total Dividend Reinvestment	141,521	$1,735,032	-0-	$-0-
Repurchases:
Class A	(4,131,616)	$(51,321,923)	(1,584,638)	$(17,633,209)
Class B	(13,764,673)	(158,447,272)	(5,496,372)	(59,336,049)
Class C	(490,720)	(5,833,247)	(422,363)	(4,605,509)
Total Repurchases	(18,387,009)	$(215,602,442)	(7,503,373)	$(81,574,767)

25

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2006 continued

4.  Redemption Fee

Prior to September 26, 2005, the Fund assessed a 2% redemption fee on the proceeds of Class A Shares of the Fund that were redeemed (either by sale or exchange) within 60 days of purchase. Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2006, the Fund received redemption fees of approximately $7,600, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $106,642,038 and $113,071,542, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,936,900 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2006 the fund did not have any outstanding forward foreign currency contracts.

26

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2006 continued

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Legal Matters

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative suit which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss the action described in the next paragraph. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the action described in the next paragraph. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above.

The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, were listed as nominal defendants. The complaint alleged that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint sought, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court initially granted in part and denied in part defendants' motion to dismiss this complaint. The defendants moved the court to reconsider those claims it denied. The plaintiff thereafter voluntarily dismissed the independent trustees from the action without prejudice. On June 14, 2006, the court entered an order granting defendants' motion for reconsideration and dismissing all claims in the action.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters

27

Van Kampen Global Value Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen Global Value Equity Fund

We have audited the accompanying statements of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 14, 2006

28

Van Kampen Global Value Equity Fund

Board of Directors, Officers, and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen * - Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison

President and Principal Executive Officer

Dennis Shea

Vice President

J. David Germany

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Phillip G. Goff

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas
New York, New York 10020

Investment Subadviser

Morgan Stanley Investment Management Limited

25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate, Meagher, & Flom LLP

333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606-4301

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2006. For corporate shareholders, 100% of the distributions qualify for the dividends received deduction. The Fund intends to pass through foreign tax credits of $435,651 and has derived gross income from sources within foreign countries amounting to $6,023,481. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund may designate up to a maximum of $1,799,591 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen Global Value Equity Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (61) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (67) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

30

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (65) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

31

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (58) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (54) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (70) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

32

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (70) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (65) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (64) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

33

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Interested Director:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	68	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

34

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Van Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 25 Cabot Square, Canary Wharf London, GBR E14 4QA	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

35

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management Inc. since June 2005. Chief Financial Officer and Treasurer of funds in the Fund Complex since August 2005. Prior to June 2005, Vice President and Chief Financial Officer of Enterprise Capital Management, Inc., an investment holding company.

36

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

465, 565, 665
MSGL ANR 8/06
RN06-02166P-Y06/06

Item 2.  Code of Ethics.

(a)           The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1.

Due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B was amended in September 2005.  Both editions of Exhibit B are attached.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)                                  The Trust’s Code of Ethics is attached hereto as Exhibit 12A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that it has two “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees :  Jerry D. Choate and R. Craig Kennedy.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2006

	Registrant		Covered Entities(1)
Audit Fees	$222,200		N/A

Non-Audit Fees
Audit-Related Fees	$0		$244,200	(2)
Tax Fees	$9,600	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$9,600		$244,200

Total	$231,800		$244,200

2005

	Registrant		Covered Entities(1)
Audit Fees	$215,530		N/A

Non-Audit Fees
Audit-Related Fees	$4,225		$321,000	(2)
Tax Fees	$9,600	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$13,825		$321,000

Total	$229,355		$321,000

N/A- Not applicable, as not required by Item 4.

(1)             Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)             Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)             Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.                                      STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.(2)

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

(1)                                  This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2)                                  Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.                                      Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.                                      Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.                                      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general  pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.                                      Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the

Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.                                      All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.                                      Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.                                      Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a  detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.                                      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.                               Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

•                  Van Kampen Investments Inc.

•                  Van Kampen Asset Management

•                  Van Kampen Advisors Inc.

•                  Van Kampen Funds Inc.

•                  Van Kampen Investor Services Inc.

•                  Morgan Stanley Investment Management Inc.

•                  Morgan Stanley Trust Company

•                  Morgan Stanley Investment Management Ltd.

•                  Morgan Stanley Investment Management Company

•                  Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

 (b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(1)  The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Series Funds, Inc.

By:   /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006

By:  /s/ Phillip G. Goff
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: August 10, 2006